The latest report from your
Fund's management team

ANNUAL REPORT

Institutional
Series Trust

Active Bond Fund

Dividend Performers Fund

Medium Capitalization Growth Fund

Focused Small Cap Growth Fund
(formerly Small Capitalization Growth Fund)

Small Cap Equity Fund Y
(formerly Small Cap Equity Fund)

International Equity Fund

FEBRUARY 28, 2002

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                               Page

1) CEO Corner                                                     3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio managers or portfolio management teams through the end of each Fund's period discussed in this report. Of course, the managers' or teams' views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                  4
   John Hancock Dividend Performers Fund                          7
   John Hancock Medium Capitalization Growth Fund                10
   John Hancock Focused Small Cap Growth Fund                    13
   John Hancock Small Cap Equity Fund Y                          16
   John Hancock International Equity Fund                        19

3) Financial Statements                                          22

4) Notes to Financial Statements                                 59

5) Trustees & Officers                                           65


CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER
International Equity Fund
Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, CA 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive
Officer, flush right next to first paragraph.]

CEO CORNER

DEAR FELLOW SHAREHOLDERS,

The uncertainty and volatility that marked the year 2001 carried over into the first two months of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. February ended with two of the major indexes losing a bit of ground year to date, with the Standard & Poor's 500 Index returning -3.36% and the Nasdaq Composite Index off by -11.22%, while the Dow Jones Industrial Average returned 1.17%. Bond results were more muted than last year, but for the most part were positive in the first two months of 2002.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

John Hancock
Active Bond Fund

Bonds produce positive results, surpassing stocks as the economy stalls and interest rates fall

Over the last 12 months, the broad bond market outpaced stocks for a second consecutive year. An economic recession, a volatile stock market and a Federal Reserve aggressively cutting interest rates throughout 2001 provided a backdrop that, in general, favored bonds, whose prices move in the opposite direction of interest rates. High-quality bonds, especially Treasuries, performed particularly well in the falling-rate environment, and as investors sought safety from the economic turmoil, the shock of September 11 and the fallout from the Enron bankruptcy. Lower-quality high-yield bonds struggled in the weak stock market and economic environment.

"Our U.S.
 Treasury
 securities
 served us
 well, and
 with their
 strong gains
 we pared
 our stake..."

Performance review

For the year ended February 28, 2002, John Hancock Active Bond Fund posted a total return of 6.84% at net asset value, compared with the 6.10% return of the average corporate debt A-rated fund, according to Lipper, Inc., and the 7.30% return of the Lehman Brothers Government/Credit Bond Index. Historical performance information can be found on page six.

[A photo at bottom middle of page of John Hancock Active Bond Fund. Caption below reads "Fund management team leader Jim Ho."]

Treasuries cut, corporates boosted

Our U.S. Treasury securities served us well, and with their strong gains we pared our stake throughout the year to 15% of the Fund's net assets at the end of February, down from 22% a year ago. In exchange, we boosted the Fund's stake in corporate bonds, primarily investment-grade issues, whose prices began the year at very attractive levels amid concerns about the slowing economy. We were selective, however, because problems abounded due to weak corporate profitability, a halt in capital spending and investor wariness of certain sectors.

The best performers were in such recession-resistant industries as health care, where we were well served by our holdings in Triad Hospitals and Hospital Corp. of America. Cable and media stocks also produced solid results, including AOL Time Warner, Viacom and Continental Cablevision. Industry consolidation has made these players into market leaders with great potential for growth. In defense, Lockheed Martin was a strong performer, as it was awarded the coveted contract to build the next generation of fighter planes for the U.S. military.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.84% total return for John Hancock Active Bond Fund. The second bar represents the 6.10% total return for Average corporate debt A-rated fund. The third bar represents the 7.30% total return for Lehman Brothers Government/Credit Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

While high-yield bonds in the telecommunications sector slid along with the sector's decline on a glut of supply, weak demand and a dry-up in venture capital, that was not the case for investment-grade telecom bonds. We focused on fixed-line and wireless telephone companies that dominated their markets, such as Deutsche Telekom, AT&T Wireless Services and Verizon, and they were steady performers until recently.

Airlines, utilities weak

In general, corporate bonds performed relatively well during the period up until September 11. After those tragic events, corporate bond spreads widened dramatically. In fact, the events of September 11 added to the woes of industries and companies already feeling the pinch of a slowing economy. Among the hardest hit were airlines, hotels and leisure-oriented companies. Where we could, we reduced our exposure to unsecured airline bonds, but our secured airline bonds also came under considerable pressure. As the situation calmed down, corporates staged a rally in the latter months of 2001. But a significant amount of this ground was given back in the first two months of 2002 as "Enronitis" kept investors skeptical.

Fallout from the Enron debacle also hurt our utility holdings, especially generating companies with an Enron-type business model, such as Calpine and AES, which do some energy trading but, unlike Enron, also have real assets in the form of power-generating plants.

"...it appears
 that interest
 rates will
 not go
 down any
 further."

Outlook

With growing signs that the recession is over and the economy is on the mend, it appears that interest rates will not go down any further. Instead rates will likely drift upward, although not through any direct intervention by the Federal Reserve. In this environment, we have shortened the Fund's duration, or interest-rate sensitivity, so that the Fund's share price will be less sensitive to the impact of rising rates and falling prices. We're also looking to mortgage bonds as a way to find additional yield with less volatility than that of the current corporate arena. And with the economic upturn, we're beginning to add cyclical issues that stand to benefit most from a recovery, and we will soon consider adding more high-yield bonds.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002

                                                                        SINCE
                                          ONE            FIVE       INCEPTION
                                         YEAR           YEARS        (3/30/95)
                                      -------         -------         -------
Cumulative Total Returns                6.84%          45.44%          66.87%
Average Annual Total Returns            6.84%           7.78%           7.68%

YIELD

As of February 28, 2002
                                                                   SEC 30-DAY
                                                                        YIELD
                                                                      -------
                                                                        5.61%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Credit Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Credit Bond Index and is equal to $16,943 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $16,687 as of February 28, 2002.]



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGER

John Hancock
Dividend Performers Fund

Technology stocks lead the market down

Steep corporate earnings declines, an economy officially in its first recession in more than a decade, and the attacks on September 11 all kept the stock market in turmoil over the last 12 months. Although the Federal Reserve cut interest rates 11 times last year in an effort to boost the weak economy, stock prices tumbled throughout most of 2001. Despite a budding stock rally at the end of February, the story has been much the same for the first two months of this year, and the Standard & Poor's 500 Index returned -9.51% for the year ending February 28, 2002.

Performance review

In the same period, John Hancock Dividend Performers Fund posted a return of -6.93% at net asset value. By comparison, the average large-cap core fund returned -11.35%, according to Lipper, Inc. See page nine for historical performance information.

[A photo at bottom middle of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team leader John Snyder."]

Strong stock selection, coupled with our defensive investment stance, is what boosted the Fund's performance relative to its peers. Our health-care holdings were up more than 8% for the period, despite an overall decline in the sector. Our focus on more broadly defined medical companies, such as Baxter International and Johnson & Johnson, rather than pure pharmaceutical companies, paid off. Although our telecommunications holdings declined during the period, our stock selection helped us significantly mitigate the Fund's downside risk. In fact, telecom stocks in the S&P 500 Index dropped twice as much as our telecom holdings. Finally, many of our consumer staples stocks -- such as PepsiCo, Philip Morris and Anheuser-Busch -- met or exceeded their earnings expectations in an environment where the majority of companies reported disappointing results.

"Toward the
 end of 2001,
 we started
 to cut back
 our weighting
 in financial
 stocks."

Our biggest disappointments were in the technology sector, which again led the market down in this period. EMC, in particular, dropped sharply as its earnings suffered from a slower economy, increased competition and pricing pressure. In addition, one of our industrial holdings, Tyco International, declined on the news that the company was considering breaking into separate operating units. In the wake of the Enron debacle, this announcement raised concerns about Tyco's accounting practices. In our opinion, this is a case where nervous investors have overreacted, so we're still holding the stock.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 2% with -12% at the bottom and 0% at the top. The first bar represents the -6.93% total return for John Hancock Dividend Performers Fund. The second bar represents the -11.35% total return for Average large-cap core fund. The third bar represents the -9.51% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...stocks are
only fairly
valued -- not
cheap -- at
their current
levels."

Enhancing investment flexibility

The Fund's board of trustees last year approved a change to the definition of "dividend performer" companies that we believe both enhances the Fund's investment flexibility and enables us to comply with new regulatory requirements. As of July 2, 2001, the Fund invests 80% of its assets in "dividend performer" companies, now more broadly defined as companies that typically have increased their dividend payments over time, or that the managers believe demonstrate the potential for above-average stability, earnings or dividends growth.

Strategic shifts

Toward the end of 2001, we started to cut back our weighting in financial stocks. After strong performance off of their September lows, we felt it was time to take profits in some of our top performers such as MBNA and Merrill Lynch.

With the proceeds, we beefed up our technology stocks, bringing our weighting up to the market average. After declining for much of last year, technology stocks were more fairly valued. What's more, because their earnings expectations had fallen off so much, we felt there was much less room for disappointment going forward. One of our favorite new tech holdings is Dell Computer. The company is clearly the low-cost provider in the industry and is likely to be a big beneficiary as corporations and consumers start to buy computers again when the economy improves.

Looking ahead

Despite the market's decline, we believe stocks are only fairly valued -- not cheap -- at their current levels. That's because earnings have come down in concert with stock prices. So it seems to us that an economic recovery has already been priced into the market. Given that, the biggest risk facing stocks is a weaker-than-expected recovery. We're cautiously optimistic about the prospects for 2002. But we believe investors should be prepared for more ups and downs as the market sorts out the direction of the economy, corporate earnings and stock prices.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002

                                                                       SINCE
                                         ONE            FIVE       INCEPTION
                                        YEAR           YEARS        (3/30/95)
                                     -------         -------         -------
Cumulative Total Returns              (6.93%)         46.04%         117.45%
Average Annual Total Returns          (6.93%)          7.87%          11.88%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,760 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $21,745 as of February 28, 2002.]



BY PAUL J. BERLINGUET, PORTFOLIO MANAGEMENT TEAM LEADER, AND
TIMOTHY N. MANNING AND ROBERT J. UEK, CFA, PORTFOLIO MANAGERS

John Hancock Medium
Capitalization Growth Fund

Stocks lose ground in a recession

The stock market posted significant losses last year as the economy slid into recession, businesses cut back on spending and earnings prospects weakened. After the September 11 terrorist attacks, stock prices plunged. The Federal Reserve wasted no time, cutting interest rates to levels not seen in 40 years. Lower rates, along with progress in the war against terrorism, sparked a strong rebound in the fourth quarter. The market stalled early in the new year, however, as investors realized that valuations had moved up too fast. For the year ended February 28, 2002, the Russell Midcap Growth Index returned -16.64%.

"Last spring,
 we began
 focusing on
 stocks with
 predictable
 or steady
 earnings
 growth."

Performance review

John Hancock Medium Capitalization Growth Fund also had a disappointing year, returning -26.77% at net asset value. Our steepest losses stemmed from above-average investments in the poorly performing telecommunications and biotechnology sectors early in the period. Weak stock selection in the technology sector during the same time also hurt results, as did a lower-than-average investment in industrials, one of the best-performing sectors for the year. The Fund's relative performance improved considerably during the second half of the reporting period after we restructured the portfolio and trimmed most of our telecommunications and biotechnology investments. However, the Fund could not make up the ground lost early on, trailing the average multi-cap growth fund, which returned -22.38% for the year, according to Lipper, Inc. Historical performance information can be found on page 12.

[A photo at bottom middle of page of John Hancock Medium Capitalization Growth Fund. Caption below reads "Fund management team leader Paul Berlinguet."]

Technology and telecom

We took a very disciplined approach to selling, eliminating weak performers throughout the spring and summer. In the technology sector, we sold numerous names, including Comverse Technology, a company that develops software for telecom companies, and Brocade Communications Systems, a storage company. While we sold all at a loss, many subsequently slid much further. In the telecom services area, overcapacity, growing competition and a weak economy caused us to exit new entrants such as McLeodUSA and XO Communications, as well as wireless companies like Western Wireless and Dobson Communications. We also eliminated weak biotech performers like Applera-Applied Biosystems Group, which makes analytical equipment for the industry.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 5% with -30% at the bottom and 0% at the top. The first bar represents the -26.77% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the -22.38% total return for Average multi-cap growth fund. The third bar represents the -16.64% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average multi-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Predictability theme

Last spring, we began focusing on stocks with predictable or steady earnings growth. Many were excellent contributors to performance. In the health-care sector, winners included Forest Laboratories, a specialty pharmaceutical company with a large product portfolio and good pipeline of new drugs, and Varian Medical Systems, a company that sells highly effective technology used in targeting radiation treatments for breast cancer. Our few remaining biotech names, including IDEC Pharmaceuticals and Gilead Sciences, benefited from promising new products that seem likely to gain FDA approval. In the industrial sector, Danaher, which makes Craftsmen tools for Sears Roebuck, finally gained investor recognition. Other strong performers included Ticketmaster; Mohawk Industries, a leading carpet manufacturer; and TJX Cos., a highly efficient retail operator. We also benefited from stakes in Legg Mason and Affiliated Managers Group, asset managers that delivered steady growth amid a declining market.

"We believe
 we are in
 the early
 innings of a
 turnaround
 in the
 economy,
 earnings
 and stocks."

Cyclical bias

Later in the year, we began focusing on companies that would benefit from an economic recovery, especially semiconductor, semiconductor capital equipment and select software names. We profited handsomely from owning and later selling Cabot Microelectronics. More recent investments, such as Xilinx, a semiconductor company, and Mercury Interactive, a software testing company, expect to see orders improve in the coming months. In the media group, we added a sizable stake in Westwood One, a national content provider for radio that should do well as advertising revenues increase in an economic recovery.

Upbeat outlook

We believe we are in the early innings of a turnaround in the economy, earnings and stocks. The recovery will most likely be a gradual one, fueled by benign inflation, low interest rates, stable or lower unemployment, and productivity improvements. Corporations have done a great job over the past 18 months cutting costs, which should boost profit margins as the economy improves.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002

                                                                  SINCE
                                    ONE            FIVE       INCEPTION
                                   YEAR           YEARS        (4/11/95)
                                -------         -------         -------
Cumulative Total Returns        (26.77%)         (0.40%)         49.30%
Average Annual Total Returns    (26.77%)         (0.08%)          5.99%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $19,961 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $14,930 as of February 28, 2002.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock Focused
Small Cap Growth Fund

Small-cap growth stocks trail small-cap value in difficult market

The stock market struggled mightily against a slew of negative forces over the last 12 months. An economy in recession, widespread corporate earnings disappointments, the events of September 11, a string of high-profile bankruptcies and skepticism about corporate accounting practices kept the market volatile and in decline for much of the year, with the exception of a sharp three-month rally at the end of 2001. Small-cap stocks outperformed large caps during the year, but largely on the strength of small-cap value stocks, continuing a trend that began in early 2000. For the year ended February 28, 2002, the Fund's benchmark index, the Russell 2000 Growth Index, returned -12.22%, while the Russell 2000 Value Index returned 13.27% in the same period.

[A photo at bottom middle of page of John Hancock Focused Small Cap Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

"In August,
 we began
 to shift the
 portfolio
 to a more
 aggressive
 direction..."

Fund performance

For the year ended February 28, 2002, John Hancock Focused Small Cap Growth Fund posted a total return of -19.92% at net asset value. That compared with the -9.78% return of the average small-cap growth fund, according to Lipper, Inc. Historical performance information can be found on page 15.

Energy and telecom hurt

We started the year with an overweighted position in energy stocks, believing that in an uncertain economic environment they were a place we could find relative earnings stability. But the sagging economy served to keep inventory levels high and caused natural gas prices to plummet, hurting drilling and service companies such as Fund holdings Hydril, Lone Star Technologies and Universal Compression Holdings, all of which we sold. Although we pared our energy stake, our overweighting in the first three months was one factor contributing to the Fund's relative lag.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -19.92% total return for John Hancock Focused Small Cap Growth Fund. The second bar represents the -9.78% total return for Average small-cap growth fund. The third bar represents the -12.22% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"Small stocks
 have often
 beaten
 larger ones
 in periods
 when the
 economy is
 emerging
 from
 recession..."

The telecommunications sector saw its fundamentals continue to deteriorate throughout the year, as more companies went bankrupt, and large service providers further cut their capital spending budgets, causing a ripple effect throughout the industry. Our telecom holdings were significant detractors, including Dobson Communications, CTC Communications and SBA, a former favorite of ours whose operating results declined sharply in the midst of a major slowdown in the wireless communications industry. At several points in the year, we believed the industry was bottoming and put our toe back in the water, only to realize losses as the sector's decline endured longer than we thought it would. By the end of February, we had cut our telecom stake to 1% of the Fund's assets.

Defensive names help

Helping to partially offset our tech losses were gains made by our investments in more defensive areas, such as consumer staples and health-care services companies, as investors gravitated toward their more predictable earnings results. Some of our best-performing consumer staples stocks included Whole Foods Market, American Italian Pasta and Krispy Kreme, the latter of which we sold after a solid run up. Top performers among our health-care services names were HMO Mid Atlantic Medical Services; medical device company Wilson Greatbatch Technologies; leading kidney dialysis provider Renal Care Group; specialty pharmaceutical distributor Accredo Health; and AmerisourceBergen, a health-services distribution company formed after Amerisource Health bought rival Bergen Brunswig.

Beginning shift to offense

In August, we began to shift the portfolio to a more aggressive direction and we further intensified this directional shift in early October after the post-September 11 sell-off. We significantly reduced our health-care services holdings, and in their place added several biotechnology names and some technology stocks, specifically targeting software companies focused on storage networking and security in the wake of September 11. One we added was storage networking company Emulex, which had such a strong move up during the fourth quarter 2001 rally.

Outlook

We believe the economy will improve throughout the year in fits and starts. In the near term the market could remain volatile, however, as investors try to determine how strong the recovery will be. Small-cap stocks have often beaten larger ones in periods when the economy is emerging from recession, and growth stocks are also poised to rebound with the economy. We believe the Fund is currently well positioned for a better environment for small-cap growth stocks.

See the prospectus for the the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002

                                                                    SINCE
                                      ONE            FIVE       INCEPTION
                                     YEAR           YEARS         (5/2/96)
                                  -------         -------         -------
Cumulative Total Returns          (19.92%)         25.09%          36.21%
Average Annual Total Returns      (19.92%)          4.58%           5.45%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Focused Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Growth Index -- an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Focused Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Focused Small Cap Growth Fund on May 2, 1996 and is equal to $13,621 as of February 28, 2002. The second line represents the Russell 2000 Index and is equal to $10,154 as of February 28, 2002.]



BY ALAN NORTON, CFA, AND HENRY MEHLMAN, CFA, PORTFOLIO MANAGERS

John Hancock
Small Cap Equity Fund Y

Small-cap stocks come out ahead amid weak economy

Recently, Alan Norton and Henry Mehlman joined the portfolio management team. Prior to joining John Hancock, they had been senior portfolio managers at The Colony Group, and together have 45 years of investment experience.

On March 1, 2002, John Hancock Small Cap Equity Fund was renamed John Hancock Small Cap Equity Fund Y.

"...above-
 average
 stakes in
 technology
 ...and
 selected
 media
 stocks hurt
 near-term
 performance..."

Small-cap stocks outpaced large-cap stocks in the last 12 months, delivering on earnings despite the pressures of an economic recession, terrorist attacks and the Enron accounting scandal. The Federal Reserve responded by cutting interest rates 11 times during 2001, but the timing of a recovery remained uncertain even in the early months of the new year. In this unsettling environment, investors favored old economy, value stocks with strong balance sheets over highly leveraged growth companies. The Russell 2000 Index, the benchmark for small-cap stocks, ended February 2002 with a 12-month return of 0.34%, well ahead of the -9.51% return for the broader Standard & Poor's 500 Index.

Performance review

John Hancock Small Cap Equity Fund Y returned -11.16% at net asset value for the year ended February 28, 2002. The Fund lagged the average small-cap core fund, which returned 5.61% for the same period, according to Lipper, Inc. Our above-average stakes in technology, telecommunications and selected media stocks hurt near-term performance as the economic recovery failed to materialize. In addition, we owned some highly leveraged stocks, which suffered stiff penalties in the wake of the Enron debacle. While we eliminated some of these names from the portfolio, others were harder to sell quickly without further accelerating the stock price's decline. A lower-than-average weighting in better- performing sectors, such as finance and basic materials, also hampered returns.

Technology focus

About 30% of the Fund's assets remained in technology, where our top performers included ProQuest (the old Bell & Howell), an information services company with a renewed focus on its core business, and MKS Instruments, a semiconductor capital equipment company. Conversely, software stocks like Wind River Systems, Aspen Technology and Parametric Technology suffered steep declines as corporations cut technology spending and investors avoided the sector. We held on, believing these are great companies with strong products that should do well once the economy picks up.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 5% with -15% at the bottom and 10% at the top. The first bar represents the -11.16% total return for John Hancock Small Cap Equity Fund Y. The second bar represents the 5.61% total return for Average small-cap core fund. The third bar represents the 0.34% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Cap Equity Fund Y is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Telecom disappointments

Our telecom investments were focused on companies with strong local businesses that were not susceptible to the price competition of long distance and wireless services. Unfortunately, all telecom stock prices plunged during the past year. Our biggest disappointment was NTELOS, a rural company with local and wireless services that suffered from high debt, a bungled acquisition and potential financing problems. Our most notable media disappointment was satellite TV provider Pegasus Communications, whose stock fell under the weight of a high debt load and changed business model.

Success in old economy names

Some of our best gains came from old economy companies with fairly simple businesses and strong balance sheets. Casella Waste Systems benefited from selling off non-core businesses and paying down debt. Pathmark Stores, a grocery store chain, successfully emerged from bankruptcy, while DeVry, an education company, exceeded low enrollment expectations. UNOVA, which makes bar code scanners, benefited from bringing out new products and gaining market share. A few of our media investments also produced strong gains, including XM Satellite Radio, which recently launched its satellite radio services, and Cumulus Media, a radio company with strong execution under new management. Finally, medical investments like Covance, which provides research for pharmaceutical companies, benefited from restructuring.

"...the
 market's
 volatility
 will continue
 to create
 great small-
 cap buying
 opportuni-
 ties..."

Cautious optimism

Amid difficult market conditions, we sold or trimmed poorly performing names, particularly in the telecom sector. We also moved to a slightly more defensive position, adding to names like RailAmerica, a regional rail operator, and DeVry. In addition, we increased our stake in energy names like Precision Drilling, a Canadian land driller. Although we are beginning to see signs that the economy is moving toward recovery, we expect the market to remain jittery until there are more definite indicators. We believe the market's volatility will continue to create great small-cap buying opportunities and reward patient investors.

See the prospectus for the the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002

                                                                    SINCE
                                      ONE            FIVE       INCEPTION
                                     YEAR           YEARS        (4/19/95)
                                  -------         -------         -------
Cumulative Total Returns          (11.16%)        129.93%         184.15%
Average Annual Total Returns      (11.16%)         18.12%          16.44%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Small Cap Equity Fund Y would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index comprised of 2,000 U.S stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Cap Equity Fund Y, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Equity Fund Y on April 19, 1995 and is equal to $28,415 as of February 28, 2002. The second line represents the Russell 2000 Index and is equal to $19,785 as of February 28, 2002.]



BY LORETTA MORRIS AND RANDY KAHN FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International Equity Fund

Global equity markets endure challenging year

The global economic weakness that plagued the world's stock markets in the latter half of 2000 persisted throughout 2001. Then came the terrorist attacks of September 11, which further roiled the world's stock markets and cast doubt on the timing of any recovery. However, the international markets, which were not as hard-hit as their U.S. counterparts, quickly recovered, and international stocks gained in four of the reporting period's final five months.

As the period began, the contagion that began to spread early last year during the sell-off of technology, media and telecommunications stocks continued to linger well into 2001. Despite a transition to an easing bias by central banks worldwide, economic growth continued to decelerate and investor sentiment shifted toward value stocks and bonds.

Conditions remained challenging in the third quarter of 2001. The terrorist attacks further dimmed the outlook for the global economy, which had already been pressured by declining corporate earnings, rising unemployment and flagging consumer confidence. For the first time in 30 years, the economies of Europe, Japan and the United States all contracted simultaneously, a so-called "synchronized global recession."

"Only a
 handful of
 nations'
 stock
 markets
 enjoyed
 positive
 returns for
 the 12
 months..."

Recognizing the need to stimulate growth, central bankers around the world reduced interest rates nearly 200 times in the 12-month period ended February 28, 2002. The easing of monetary policy and the injection of liquidity into the global economy, which generally takes a number of months to take effect, began to stimulate economic activity substantially by year end. As a result, investors became bullish in October and November, with growth stocks leading the way, while defensive stocks, such as food and other consumer staples, gave up ground. Investor confidence continued to improve in early 2002 as signs that an economic recovery was under way became evident.

Fund performance

Amid an exceptionally challenging environment, John Hancock International Equity Fund returned -23.21% at net asset value for the 12 months ended February 28, 2002. That compared with a return of -18.85% for the average international fund, according to Lipper, Inc. and -16.96% for the MSCI All Country World Free Ex-U.S. Index. See page 21 for historical performance information.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -23.21% total return for John Hancock International Equity Fund. The second bar represents the -18.85% total return for Average international fund. The third bar represents the -16.96% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"Economic
 news
 continues to
 support our
 belief that a
 synchronized global
 recovery
 is well
 under way."

Leaders and laggards

The Fund's relative underperformance for the period compared with its benchmark was due primarily to holdings in cyclical sectors such as producers/manufacturers, commercial/industrial services and transportation. The prolonged contraction in the global economy put extreme downward pressure on these groups. Despite an underweight in the group, technology holdings also depressed performance.

On a country basis, stock selection in Japan, the United Kingdom and Germany contributed negatively to returns for the period. Only a handful of nations' stock markets enjoyed positive returns for the 12 months ended February 28, 2002.

Top-performing stocks during the reporting period include Samsung Electronics of South Korea, France's Usinor and the Royal Bank of Scotland. In addition to improvement in its semiconductor business, Samsung Electronics has a strong consumer electronics and wireless handset business and is a major player in the flat-screen display market. Usinor rose on news that it would be taken over by Arcelor, a Luxembourg-based firm. Meanwhile, the Royal Bank of Scotland -- the second-largest bank in the United Kingdom -- benefited from superior operating leverage (income growth less cost growth) and cost savings derived from a major acquisition.

During the reporting period, we significantly increased the portfolio's technology weighting based on our bottom-up assessment of capital appreciation opportunities.

Looking ahead

In early 2002, economic indicators were pointing up nearly across the board and while there is typically a lag between forecast and reality, we are beginning to see clear signs of improvement. Japan remains a question mark, but even here, there are indications that the domestic economy is recovering somewhat and its consumer environment is looking better. Economic news continues to support our belief that a synchronized global recovery is well under way. That bodes well for international equities, and we at Nicholas-Applegate continue to position the Fund to benefit from the positive change we believe will result.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.


A LOOK AT PERFORMANCE

For the period ended February 28, 2002

                                                                 SINCE
                                   ONE            FIVE       INCEPTION
                                  YEAR           YEARS        (3/30/95)
                               -------         -------         -------
Cumulative Total Returns       (23.21%)        (23.48%)        (13.63%)
Average Annual Total Returns   (23.21%)         (5.21%)         (2.10%)


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $11,781 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $8,637 as of February 28, 2002.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statement of Assets and Liabilities
February 28, 2002
--------------------------------------------------------------------------------------
                                                   ACTIVE      DIVIDEND    MEDIUM CAP-
                                                    BOND      PERFORMERS   ITALIZATION
                                                    FUND         FUND      GROWTH FUND
                                                 -----------  -----------  -----------
Assets:
Investments at value (cost --
$8,202,779, $4,294,214, and
$4,391,950, respectively)                         $8,344,808   $4,864,701   $4,651,755
Cash                                                     845          904          499
Receivable for investments sold                      174,272       29,120      399,839
Receivable for shares sold                                --           13           --
Dividends and interest receivable                     99,061        7,698          280
Receivable from affiliates                                --           --        2,718
Other assets                                             687        1,851        3,660
                                                 -----------  -----------  -----------
Total assets                                       8,619,673    4,904,287    5,058,751
--------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                    236,131           --      329,327
Dividends payable                                      1,402           --           --
Payable to affiliates                                    743        2,508           --
Accounts payable and accrued
expenses                                              36,163       25,145       31,460
                                                 -----------  -----------  -----------
Total liabilities                                    274,439       27,653      360,787
--------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                    8,268,840    4,434,006    7,087,622
Accumulated net realized loss on
investments and foreign currency
transactions                                         (63,927)    (133,994)  (2,647,307)
Net unrealized appreciation of
investments                                          142,029      570,487      259,805
Undistributed (distributions in
excess of) net investment income
(accumulated net investment loss)                     (1,708)       6,135       (2,156)
                                                 -----------  -----------  -----------
Net assets                                        $8,345,234   $4,876,634   $4,697,964
======================================================================================

Net Asset Value Per Share:
(Based on 964,141, 618,040, and
731,048 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares
authorized  with no par value)                         $8.66        $7.89        $6.43
======================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 2002. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statement of Assets and Liabilities (continued)
February 28, 2002
------------------------------------------------------------------------------------------
                                                   FOCUSED                   INTERNATIONAL
                                                  SMALL CAP     SMALL CAP        EQUITY
                                                 GROWTH FUND  EQUITY FUND Y       FUND
                                                 -----------  -------------  -------------
Assets:
Investments at value (cost --
$4,444,697, $37,029,102, and
$1,619,963, respectively)                         $4,266,730   $30,650,146     $1,626,369
Cash                                                     977           596            499
Receivable for investments sold                       60,736        40,811         52,612
Receivable for shares sold                                --           171              2
Receivable for forward foreign
currency exchange contracts                               --            --             76
Dividends and interest receivable                         76         2,427          6,503
Receivable from affiliates                               826            --             37
Other assets                                             659         2,042          1,291
                                                 -----------   -----------    -----------
Total assets                                       4,330,004    30,696,193      1,687,389
-----------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                     81,204       943,353         54,981
Payable for shares repurchased                            --           126             --
Payable for forward foreign
currency exchange contracts                               --            --             15
Payable to affiliates                                     --        18,030             --
Accounts payable and accrued
expenses                                              24,935        37,177         79,048
                                                 -----------   -----------    -----------
Total liabilities                                    106,139       998,686        134,044
-----------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                    6,946,636    36,423,939      4,079,276
Accumulated net realized loss on
investments and foreign currency
transactions                                      (2,544,482)     (346,606)   ( 2,530,856)
Net unrealized appreciation
(depreciation) of investments and
translation of assets and
liabilities in foreign currencies                   (177,967)   (6,378,956)         5,755
Accumulated net investment loss                         (322)         (870)          (830)
                                                 -----------   -----------    -----------
Net assets                                        $4,223,865   $29,697,507     $1,553,345
=========================================================================================

Net Asset Value Per Share:
(Based on 502,601, 2,917,388 and
249,444 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares
authorized  with no par value)                         $8.40        $10.18          $6.23
=========================================================================================

See notes to financial statements.




Statement of Operations
Year ended February 28, 2002
--------------------------------------------------------------------------------------
                                                    ACTIVE      DIVIDEND   MEDIUM CAP-
                                                     BOND      PERFORMERS  ITALIZATION
                                                     FUND        FUND      GROWTH FUND
                                                 -----------  -----------  -----------
Investment Income:
Interest                                            $533,798       $9,110       $7,108
Dividends (net of foreign
withholding tax of none, $113, and
$102, respectively)                                    1,724       73,903       11,712
Securities lending income                                 --           --        1,539
                                                 -----------  -----------  -----------
Total investment income                              535,522       83,013       20,359
--------------------------------------------------------------------------------------
Expenses:
Investment management fee                             42,257       32,257       57,683
Custodian fee                                         35,484        6,680       18,323
Auditing fee                                          17,825       17,725       18,525
Registration and filing fee                           16,745       32,958       21,119
Printing                                               6,670        7,176        6,888
Transfer agent fee                                     4,226        3,609        7,103
Accounting and legal services fee                      1,748        1,107        1,473
Miscellaneous                                            766          806        1,116
Trustees' fee                                            418          268          328
Legal fee                                                106          141           54
Interest expense                                          --           --        1,858
                                                 -----------  -----------  -----------
Total expenses                                       126,245      102,727      134,470
Less expense reductions                              (75,536)     (65,094)     (69,576)
--------------------------------------------------------------------------------------
Net expenses                                          50,709       37,633       64,894
--------------------------------------------------------------------------------------
Net investment income (loss)                         484,813       45,380      (44,535)
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                          116,897      (30,504)  (2,446,429)
Foreign currency transactions                             (2)          --           (3)
Change in net unrealized
appreciation (depreciation) of:
Investments                                          (44,829)    (452,843)       3,296
                                                 -----------  -----------  -----------
Net realized and unrealized gain
(loss)                                                72,066     (483,347)  (2,443,136)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets
from operations                                     $556,879    ($437,967) ($2,487,671)
======================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses)
for the period stated.

See notes to financial statements.





Statement of Operations (continued)
Year ended February 28, 2002
------------------------------------------------------------------------------------------
                                                   FOCUSED                   INTERNATIONAL
                                                  SMALL CAP     SMALL CAP        EQUITY
                                                 GROWTH FUND  EQUITY FUND Y       FUND
                                                 -----------  -------------  -------------

Investment Income:
Interest                                              $4,321        $14,980         $9,244
Dividends (net of foreign
withholding tax of $42, none and
$9,140, respectively)                                  1,732         25,755         61,343
Securities lending income                              8,010        169,679          6,782
                                                 -----------    -----------    -----------
Total investment income                               14,063        210,414         77,369
------------------------------------------------------------------------------------------
Expenses:
Investment management fee                             38,222        219,697         38,361
Registration and filing fee                           27,863         16,203         17,959
Auditing fee                                          15,025         16,425         17,525
Custodian fee                                         13,532         23,317        139,636
Printing                                               6,550          7,101         11,257
Transfer agent fee                                     4,547         20,166          2,131
Accounting and legal services fee                        984          6,480            871
Organization expense                                     714             --             --
Miscellaneous                                            441            880            973
Trustees' fee                                            225          1,528            131
Interest expense                                         199          4,936             --
Legal fee                                                 52            364            494
                                                 -----------    -----------    -----------
Total expenses                                       108,354        317,097        229,338
Less expense reductions                              (63,197)       (66,014)      (186,715)
------------------------------------------------------------------------------------------
Net expenses                                          45,157        251,083         42,623
------------------------------------------------------------------------------------------
Net investment income (loss)                         (31,094)       (40,669)        34,746
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                       (1,279,964)       658,965     (1,316,670)
Foreign currency transactions                             --             --       (143,038)
Change in net unrealized
appreciation (depreciation) of:
Investments                                          196,626     (4,658,272)       177,360
Translation of assets and
liabilities in foreign currencies                         --             --              1
                                                 -----------    -----------    -----------
Net realized and unrealized loss                  (1,083,338)    (3,999,307)    (1,282,347)
------------------------------------------------------------------------------------------
Decrease in net assets from
operations                                       ($1,114,432)   ($4,039,976)   ($1,247,601)
==========================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                        ACTIVE BOND          DIVIDEND PERFORMERS
                                                            FUND                    FUND
                                                 ------------------------  ------------------------
                                                  YEAR ENDED FEBRUARY 28,  YEAR ENDED FEBRUARY 28,
                                                 ------------------------  ------------------------
                                                     2001         2002         2001         2002
                                                 -----------  -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                               $368,916     $484,813      $95,088      $45,380
Net realized gain (loss)                              18,772      116,895    2,380,858      (30,504)
Change in net unrealized
appreciation (depreciation)                          304,795      (44,829)  (1,356,247)    (452,843)
                                                 -----------  -----------  -----------  -----------
Increase (decrease) in net assets
resulting from operations                            692,483      556,879    1,119,699     (437,967)
                                                 -----------  -----------  -----------  -----------
Distributions to Shareholders:
From net investment income                          (370,991)    (510,265)    (100,614)     (50,241)
From net realized gain                                    --           --   (2,068,903)  (1,164,106)
                                                 -----------  -----------  -----------  -----------
Total distributions to shareholders                 (370,991)    (510,265)  (2,169,517)  (1,214,347)
                                                 -----------  -----------  -----------  -----------
From Fund Share Transactions: *
Shares sold                                        4,430,138    3,491,820    4,639,648      902,545
Shares issued to shareholders in
reinvestment of distributions                        366,504      482,358    2,169,517    1,214,347
Less shares repurchased                           (2,535,098)  (2,480,771) (14,419,671)  (1,790,251)
                                                 -----------  -----------  -----------  -----------
Net increase (decrease)                            2,261,544    1,493,407   (7,610,506)     326,641
                                                 -----------  -----------  -----------  -----------

Net Assets:
Beginning of period                                4,222,177    6,805,213   14,862,631    6,202,307
                                                 -----------  -----------  -----------  -----------
End of period (including
undistributed (distributions in
excess of) net  investment income,
accumulated net investment loss of
($2,962),  ($1,708), $10,948, and
$6,135, respectively)                             $6,805,213   $8,345,234   $6,202,307   $4,876,634
                                                 ===========  ===========  ===========  ===========

* Analysis of Fund Share Transactions:
Shares sold                                          535,238      405,547      320,516       85,696
Shares issued to shareholders in
reinvestment of distributions                         44,172       55,831      183,485      148,181
Less shares repurchased                             (307,954)    (287,381)  (1,047,503)    (172,441)
                                                 -----------  -----------  -----------  -----------
Net increase (decrease)                              271,456      173,997     (543,502)      61,436
                                                 ===========  ===========  ===========  ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------
                                                   MEDIUM CAPITALIZATION      FOCUSED SMALL CAP
                                                       GROWTH FUND               GROWTH FUND
                                                 ------------------------  ------------------------
                                                  YEAR ENDED FEBRUARY 28,   YEAR ENDED FEBRUARY 28,
                                                 ------------------------  ------------------------
                                                     2001         2002         2001         2002
                                                 -----------  -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                ($112,124)    ($44,535)    ($43,724)    ($31,094)
Net realized gain (loss)                           2,260,504   (2,446,432)  (1,172,422)  (1,279,964)
Change in net unrealized
appreciation (depreciation)                      (12,919,604)       3,296   (3,958,158)     196,626
                                                 -----------  -----------  -----------  -----------
Decrease in net assets resulting
from operations                                  (10,771,224)  (2,487,671)  (5,174,304)  (1,114,432)
                                                 -----------  -----------  -----------  -----------
Distributions to Shareholders:
From net realized gain                            (4,552,005)    (801,052)    (853,819)          --
                                                 -----------  -----------  -----------  -----------
From Fund Share Transactions: *
Shares sold                                       23,310,057    2,727,405    8,116,920    1,896,635
Shares issued to shareholders in
reinvestment of distributions                      4,512,270      787,355      853,819           --
Less shares repurchased                          (37,893,065)  (7,026,926)  (6,392,389)  (2,016,744)
                                                 -----------  -----------  -----------  -----------
Net increase (decrease)                          (10,070,738)  (3,512,166)   2,578,350     (120,109)
                                                 -----------  -----------  -----------  -----------

Net Assets:
Beginning of period                               36,892,820   11,498,853    8,908,179    5,458,406
                                                 -----------  -----------  -----------  -----------
End of period (including
distributions in excess of net
investment income, accumulated net
investment loss of ($2,052),
($2,156),  ($292) and ($322),
respectively)                                    $11,498,853   $4,697,964   $5,458,406   $4,223,865
                                                 ===========  ===========  ===========  ===========

* Analysis of Fund Share Transactions:
Shares sold                                        1,245,050      321,683      432,156      200,393
Shares issued to shareholders in
reinvestment of distributions                        366,810      113,944       70,365           --
Less shares repurchased                           (2,239,222)    (825,552)    (346,807)    (218,180)
                                                 -----------  -----------  -----------  -----------
Net increase (decrease)                             (627,362)    (389,925)     155,714      (17,787)
                                                 ===========  ===========  ===========  ===========

See notes to financial statements.





Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------
                                                        SMALL CAP               INTERNATIONAL
                                                      EQUITY FUND Y              EQUITY FUND
                                                 ------------------------  ------------------------
                                                  YEAR ENDED FEBRUARY 28,   YEAR ENDED FEBRUARY 28,
                                                 ------------------------  ------------------------
                                                     2001         2002         2001         2002
                                                 -----------  -----------  -----------  -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                        ($69,025)    ($40,669)     $43,466      $34,746
Net realized gain (loss)                           6,078,320      658,965   (1,169,908)  (1,459,708)
Change in net unrealized
appreciation (depreciation)                       (8,772,416)  (4,658,272)  (3,005,103)     177,361
                                                 -----------  -----------  -----------  -----------
Decrease in net assets resulting
from operations                                   (2,763,121)  (4,039,976)  (4,131,545)  (1,247,601)
                                                 -----------  -----------  -----------  -----------
Distributions to Shareholders:
From net investment income                           (49,153)          --      (32,472)     (25,035)
From net realized gain                            (6,670,587)  (1,880,761)    (387,846)          --
                                                 -----------  -----------  -----------  -----------
Total distributions to shareholders               (6,719,740)  (1,880,761)    (420,318)     (25,035)
                                                 -----------  -----------  -----------  -----------
From Fund Share Transactions: *
Shares sold                                       17,124,515   12,846,469    5,627,681    1,104,660
Shares issued to shareholders in
reinvestment of distributions                      6,719,740    1,880,761      420,270       25,035
Less shares repurchased                           (8,436,558)  (9,292,408)  (8,484,719)  (4,163,106)
                                                 -----------  -----------  -----------  -----------
Net increase (decrease)                           15,407,697    5,434,822   (2,436,768)  (3,033,411)
                                                 -----------  -----------  -----------  -----------

Net Assets:
Beginning of period                               24,258,586   30,183,422   12,848,023    5,859,392
                                                 -----------  -----------  -----------  -----------
End of period (including
distributions in excess of net
investment income, accumulated net
investment loss of  ($1,066),
($870), ($41,401), and ($830),
respectively)                                    $30,183,422  $29,697,507   $5,859,392   $1,553,345
                                                 ===========  ===========  ===========  ===========

* Analysis of Fund Share Transactions:
Shares sold                                        1,077,952    1,063,477      469,845      149,023
Shares issued to shareholders in
reinvestment of distributions                        611,557      152,659       45,781        3,893
Less shares repurchased                             (541,612)    (787,858)    (766,906)    (615,675)
                                                 -----------  -----------  -----------  -----------
Net increase (decrease)                            1,147,897      428,278     (251,280)    (462,759)
                                                 ===========  ===========  ===========  ===========

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                             ------------------------       FEBRUARY 29,     ------------------------
                                               1998            1999            2000            2001            2002 (1)
                                             --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                          $8.54           $8.83           $8.59           $8.14           $8.61
                                             --------        --------        --------        --------        --------
Net Investment Income (2)                        0.59            0.56            0.58            0.56            0.49
Net Realized and Unrealized
Gain (Loss) on Investments                       0.34           (0.02)          (0.43)           0.47            0.08
                                             --------        --------        --------        --------        --------
Total from Investment
Operations                                       0.93            0.54            0.15            1.03            0.57
                                             --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                      (0.59)          (0.56)          (0.58)          (0.56)          (0.52)
In Excess of Net Investment
Income                                             -- (3)          -- (3)          -- (3)          --              --
From Net Realized Gain                          (0.05)          (0.22)          (0.02)             --              --
                                             --------        --------        --------        --------        --------
Total Distributions                             (0.64)          (0.78)          (0.60)          (0.56)          (0.52)
                                             --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                          $8.83           $8.59           $8.14           $8.61           $8.66
                                             ========        ========        ========        ========        ========
Total Return (4,5)                             11.25%           6.24%           1.83%          13.11%           6.84%

Ratios and Supplemental Data
Net Assets, End of Period (in millions)            $5              $6              $4              $7              $8
Ratio of Expenses to Average
Net Assets                                      0.60%           0.60%           0.60%           0.60%           0.60%
Ratio of Adjusted Expenses to
Average Net Assets (6)                          2.64%           2.33%           2.93%           2.03%           1.49%
Ratio of Net Investment
Income to Average Net Assets                    6.78%           6.36%           6.88%           6.74%           5.73%
Portfolio Turnover Rate                          230%            356%            301%            327%            338%

(1) As required, effective March 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies, as revised, and began amortizing premiums on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains per share by $0.03, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.06%. Per share ratios and supplemental data for periods prior to
    March 1, 2001 have not been restated to reflect this change in presentation.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                             ------------------------       FEBRUARY 29,     ------------------------
                                               1998            1999            2000            2001            2002
                                             --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period           $11.91          $14.92          $14.46          $13.51          $11.14
                                             --------        --------        --------        --------        --------
Net Investment Income (1)                        0.18            0.15            0.11            0.10            0.08
Net Realized and Unrealized
Gain (Loss) on Investments                       3.92            1.04            0.60            0.45           (0.77)
                                             --------        --------        --------        --------        --------
Total from Investment Operations                 4.10            1.19            0.71            0.55           (0.69)
                                             --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                      (0.17)          (0.15)          (0.11)          (0.11)          (0.10)
From Net Realized Gain                          (0.92)          (1.50)          (1.55)          (2.81)          (2.46)
                                             --------        --------        --------        --------        --------
Total Distributions                             (1.09)          (1.65)          (1.66)          (2.92)          (2.56)
                                             --------        --------        --------        --------        --------
Net Asset Value, End of Period                 $14.92          $14.46          $13.51          $11.14           $7.89
                                             ========        ========        ========        ========        ========
Total Return (2,3)                             35.55%           7.97%           4.17%           2.94%          (6.93%)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)           $21             $18             $15              $6              $5
Ratio of Expenses to Average
Net Assets                                      0.70%           0.70%           0.70%           0.70%           0.70%
Ratio of Adjusted Expenses to
Average Net Assets (4)                          1.02%           0.95%           1.05%           1.08%           1.91%
Ratio of Net Investment
Income to Average Net Assets                    1.31%           0.95%           0.71%           0.73%           0.84%
Portfolio Turnover Rate                           77%             64%             46%             58%             51%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                             ------------------------       FEBRUARY 29,     ------------------------
                                               1998            1999            2000            2001            2002
                                             --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period           $12.67          $13.51          $10.99          $21.10          $10.26
                                             --------        --------        --------        --------        --------
Net Investment Income
(Loss)(1)                                          -- (2)       (0.02)          (0.05)          (0.07)          (0.05)
Net Realized and Unrealized
Gain (Loss) on Investments                       2.06           (0.68)          10.71           (7.44)          (2.62)
                                             --------        --------        --------        --------        --------
Total from Investment Operations                 2.06           (0.70)          10.66           (7.51)          (2.67)
                                             --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                         -- (2)          --              --              --              --
From Net Realized Gain                          (1.22)          (1.72)          (0.55)          (3.33)          (1.16)
In Excess of Net Realized Gain                     --           (0.10)             --              --              --
                                             --------        --------        --------        --------        --------
Total Distributions                             (1.22)          (1.82)          (0.55)          (3.33)          (1.16)
                                             --------        --------        --------        --------        --------
Net Asset Value, End of Period                 $13.51          $10.99          $21.10          $10.26           $6.43
                                             ========        ========        ========        ========        ========
Total Return (3,4)                             17.39%          (5.34%)         98.13%         (38.23%)        (26.77%)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)           $40             $17             $37             $11              $5
Ratio of Expenses to Average
Net Assets                                      0.90%           0.90%           0.90% (5)       0.90%           0.90%
Ratio of Adjusted Expenses to
Average Net Assets (6)                          1.10%           1.11%           1.28%           1.15%           1.86%
Ratio of Net Investment
Income (Loss) to Average Net
Assets                                          0.03%          (0.13%)         (0.37%)         (0.40%)         (0.62%)
Portfolio Turnover Rate                          341%            116%            153%            181%            245%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Less than $0.01 per share.

(3) Assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended
    February 29, 2000.

(6) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Focused Small Cap Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                              ------------------------       FEBRUARY 29,     ------------------------
                                                1998            1999            2000            2001            2002
                                              --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period             $9.24          $11.74          $11.65          $24.43          $10.49
                                              --------        --------        --------        --------        --------
Net Investment Loss (1)                          (0.03)          (0.07)          (0.09)          (0.10)          (0.06)
Net Realized and Unrealized
Gain (Loss) on Investments                        2.53            0.61           15.13          (11.92)          (2.03)
                                              --------        --------        --------        --------        --------
Total from Investment Operations                  2.50            0.54           15.04          (12.02)          (2.09)
                                              --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                          -- (2)          --              --              --              --
From Net Realized Gain                              --           (0.63)          (2.26)          (1.92)             --
                                              --------        --------        --------        --------        --------
Total Distributions                                 -- (2)       (0.63)          (2.26)          (1.92)             --
                                              --------        --------        --------        --------        --------
Net Asset Value, End of Period                  $11.74          $11.65          $24.43          $10.49           $8.40
                                              ========        ========        ========        ========        ========
Total Return (3,4)                              27.07%           4.67%         136.18%         (50.27%)        (19.92%)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)             $3              $2              $9              $5              $4
Ratio of Expenses to Average
Net Assets                                       0.90%           0.90%           0.90%           0.90%           0.95%
Ratio of Adjusted Expenses to
Average Net Assets (5)                           4.05%           4.12%           3.19%           2.04%           2.27%
Ratio of Net Investment Loss
to Average Net Assets                           (0.25%)         (0.60%)         (0.57%)         (0.56%)         (0.65%)
Portfolio Turnover Rate                           117%            125%            238%            242%            143%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Less than $0.01 per share.

(3) Assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Cap Equity Fund Y

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                             ------------------------       FEBRUARY 29,     ------------------------
                                               1998            1999            2000            2001            2002
                                             --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period            $9.38          $11.74           $9.16          $18.09          $12.13
                                             --------        --------        --------        --------        --------
Net Investment Income
(Loss)(1)                                        0.07            0.05            0.05           (0.04)          (0.02)
Net Realized and Unrealized
Gain (Loss) on Investments                       3.65           (1.23)          10.96           (2.18)          (1.21)
                                             --------        --------        --------        --------        --------
Total from Investment Operations                 3.72           (1.18)          11.01           (2.22)          (1.23)
                                             --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                      (0.10)          (0.04)          (0.06)          (0.03)             --
From Net Realized Gain                          (1.26)          (1.20)          (2.02)          (3.71)          (0.72)
In Excess of Net Realized Gain                     --           (0.16)             --              --              --
                                             --------        --------        --------        --------        --------
Total Distributions                             (1.36)          (1.40)          (2.08)          (3.74)          (0.72)
                                             --------        --------        --------        --------        --------
Net Asset Value, End of Period                 $11.74           $9.16          $18.09          $12.13          $10.18
                                             ========        ========        ========        ========        ========
Total Return (2,3)                             41.81%          (9.46%)        124.33%         (10.14%)        (11.16%)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)           $10              $7             $24             $30             $30
Ratio of Expenses to Average
Net Assets                                      0.80%           0.80%           0.80%           0.80%           0.80%
Ratio of Adjusted Expenses to
Average Net Assets (4)                          1.42%           1.46%           1.48%           1.04%           1.01%
Ratio of Net Investment
Income to Average Net Assets                    0.62%           0.45%           0.37%          (0.25%)         (0.13%)
Portfolio Turnover Rate                          216%            126%            104%            109%             64%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                            ------------------------       FEBRUARY 29,     ------------------------
                                              1998            1999            2000            2001            2002
                                            --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period           $9.35           $9.63          $10.18          $13.33           $8.23
                                            --------        --------        --------        --------        --------
Net Investment Income (1)                       0.06            0.07            0.07            0.04            0.06
Net Realized and Unrealized
Gain (Loss) on Investments                      0.23            0.59            3.83           (4.63)          (1.97)
                                            --------        --------        --------        --------        --------
Total from Investment Operations                0.29            0.66            3.90           (4.59)          (1.91)
                                            --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                     (0.01)          (0.07)          (0.07)          (0.04)          (0.09)
In Excess of Net Investment Income                --           (0.04)          (0.04)             --              --
From Net Realized Gain                            --              --           (0.64)          (0.47)             --
                                            --------        --------        --------        --------        --------
Total Distributions                            (0.01)          (0.11)          (0.75)          (0.51)          (0.09)
                                            --------        --------        --------        --------        --------
Net Asset Value, End of Period                 $9.63          $10.18          $13.33           $8.23           $6.23
                                            ========        ========        ========        ========        ========
Total Return (2,3)                             3.07%           6.88%          38.84%         (34.85%)        (23.21%)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)           $8              $8             $13              $6              $2
Ratio of Expenses to Average
Net Assets                                     1.00%           1.00%           1.00%           1.00%           1.00%
Ratio of Adjusted Expenses to
Average Net Assets (4)                         2.02%           2.73%           2.86%           3.46%           5.38%
Ratio of Net Investment
Income to Average Net Assets                   0.60%           0.69%           0.59%           0.43%           0.82%
Portfolio Turnover Rate                         125%             83%            139%            238%            230%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on February 28, 2002. It's divided into three main categories: bonds, preferred stocks and warrants and short-term investments. The bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                           PAR VALUE
                                                               INTEREST      CREDIT          (000s
ISSUER, DESCRIPTION                                              RATE        RATING*        OMITTED)       VALUE
-------------------                                            --------      ------         -------    ------------
BONDS
Aerospace (0.88%)
BAE Systems Asset Trust,
Pass Thru CTF Ser 2001 Class B
12-15-11 (R)                                                    7.156%         A                $30         $30,949
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500          BBB-              35          42,849
                                                                                                       ------------
                                                                                                             73,798
                                                                                                       ------------
Agricultural Operations (0.44%)
Cargill, Inc.,
Note 05-01-06 (R)                                               6.250          A+                35          36,478
                                                                                                       ------------
Automobiles/Trucks (2.00%)
DaimlerChrysler NA Holding Corp.,
Gtd Note 01-15-12                                               7.300          BBB+              20          20,581
Delphi Automotive Systems Corp.,
Note 06-15-06                                                   6.550          BBB               55          55,634
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+               6           6,127
Note 06-15-08 (R)                                               7.350          BBB+              35          36,802
Note 12-15-09 (R)                                               7.950          BBB+              45          47,483
                                                                                                       ------------
                                                                                                            166,627
                                                                                                       ------------
Banks - Foreign (3.23%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04, (Y)                         8.200          AA-               80          88,394
Barclays Bank Plc,
Perpetual Bond (7.375% to 12-29-11
then variable) (United Kingdom)
06-29-49 (R), (Y)                                               7.375          A+                30          31,943
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49, (Y)                             8.817          A-                10          10,957
Perpetual Bond (7.648% to 09-30-31
then variable) (United Kingdom)
08-31-49, (Y)                                                   7.648          A-                20          21,254
Santander Central Hispano Issuances Ltd.,
Gtd Sub Note (Cayman Islands)
09-14-10, (Y)                                                   7.625          A                 20          21,638
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom)
11-01-06 (R), (Y)                                               8.850          AA-               35          40,514
Skandinaviska Enskilda Banken AB,
Perpetual Bond (6.50% to 6-30-03
then variable) (Sweden) 12-29-49
(R), (Y)                                                        6.500          BBB               20          20,576
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10
then variable) 10-01-49                                         8.622          AA-               30          34,092
                                                                                                       ------------
                                                                                                            269,368
                                                                                                       ------------
Banks - United States (2.74%)
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                25          25,591
Capital One Bank,
Sr Note 02-01-06                                                6.875          BBB-              20          18,799
Colonial Bank,
Sub Note 06-01-11                                               9.375          BBB-              20          21,209
J.P. Morgan Chase & Co.,
Sub Note 02-01-11                                               6.750          A+                15          15,407
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 50          55,677
Wells Fargo Bank N.A.,
Sub Note 02-01-11                                               6.450          A+                40          41,490
Zions Financial Corp.,
Note (6.95% to 05-15-06 then
variable) 05-15-11                                              6.950          BBB-              50          50,422
                                                                                                       ------------
                                                                                                            228,595
                                                                                                       ------------
Beverages (0.06%)
Constellation Brands, Inc.,
Sr Sub Note Ser B 01-15-12                                      8.125          B+                 5           5,175
                                                                                                       ------------
Broker Services (0.75%)
Goldman Sachs Group, Inc.,
Note 01-15-11                                                   6.875          A+                45          46,846
Salomon Smith Barney Holdings, Inc.,
Note 03-15-06                                                   5.875          AA-               15          15,446
                                                                                                       ------------
                                                                                                             62,292
                                                                                                       ------------
Building (0.37%)
Vulcan Materials Co.,
Note 02-01-06                                                   6.400          A+                30          30,926
                                                                                                       ------------
Business Services - Misc. (0.40%)
Cendant Corp.,
Note 08-15-06                                                   6.875          BBB               35          33,425
                                                                                                       ------------
Chemicals (0.68%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A-                15          15,459
Equistar Chemicals L.P./Equistar Funding Corp.,
Note 02-15-04                                                   8.500          B1                15          14,646
Potash Corp. of Saskatchewan, Inc.,
Note (Canada) 05-31-11, (Y)                                     7.750          BBB+              25          27,022
                                                                                                       ------------
                                                                                                             57,127
                                                                                                       ------------
Electronics (0.76%)
HQI Transelect Chile SA,
Sr Note (Chile) 04-15-11, (Y)                                   7.875          A-                55          57,874
UCAR Finance, Inc.,
Gtd Sr Note 02-15-12 (R)                                       10.250          B-                 5           5,150
                                                                                                       ------------
                                                                                                             63,024
                                                                                                       ------------
Energy (0.35%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                8.480          BBB-              15          16,089
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B+                12          12,780
                                                                                                       ------------
                                                                                                             28,869
                                                                                                       ------------
Finance (4.82%)
Conseco Finance Home Equity Loan Trust,
Pass Thru Ctf Ser 2002-A Class A-3
04-15-32                                                        5.330          AAA               45          45,183
Ford Motor Credit Co.,
Note 01-15-03                                                   7.250          BBB+              25          25,568
Note 02-01-06                                                   6.875          BBB+              30          30,186
Note 10-25-11                                                   7.250          BBB+              35          35,007
General Motors Acceptance Corp.,
Note 07-15-05                                                   7.500          BBB+              35          36,477
Note 03-02-11                                                   7.250          BBB+              15          15,397
HSBC Capital Funding LP,
Perpetual Note (9.547% to 06-30-10
then variable) (Channel Islands)
12-31-49 (R), (Y)                                               9.547          A-                30          35,483
ING Capital Funding Trust III,
Perpetual Bond (8.439% to 12-31-10
then variable) 12-31-49                                         8.439          A                 30          33,499
MBNA Master Credit Card Trust II,
Pass Thru Ctf Ser 2000-A Class A
07-16-07                                                        7.350          AAA               45          48,544
Standard Credit Card Master Trust,
Pass Thru Ctf Ser 1995-1 Class A
01-07-07                                                        8.250          AAA               60          66,037
U.S. Bank N.A.,
Note 08-01-11                                                   6.375          A                 30          30,765
                                                                                                       ------------
                                                                                                            402,146
                                                                                                       ------------
Food (2.34%)
Conagra Foods, Inc.,
Note 09-15-11                                                   6.750          BBB+              50          52,247
Sub Note 09-15-04                                               7.400          BBB               20          21,346
Delhaize America, Inc.,
Note 04-15-11                                                   8.125          BBB-              40          44,224
Earthgrains Co. (The),
Note 08-01-03                                                   8.375          A+                45          47,898
General Mills, Inc.,
Note 02-15-07                                                   5.125          A-                30          29,994
                                                                                                       ------------
                                                                                                            195,709
                                                                                                       ------------
Government - Foreign (2.14%)
Chile, Republic of,
Note (Chile) 01-11-12, (Y)                                      7.125          A-                15          15,737
Nova Scotia, Province of,
Deb (Canada) 11-15-19, (Y)                                      8.250          A-                25          30,191
Quebec, Province of,
Deb (Canada) 01-22-11, (Y)                                      6.125          A+                95          97,876
Deb (Canada) 09-15-29, (Y)                                      7.500          A+                30          34,413
                                                                                                       ------------
                                                                                                            178,217
                                                                                                       ------------
Government - U.S. (14.65%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              127         171,450
Bond 02-15-23                                                   7.125          AAA               49          58,034
Bond 08-15-25                                                   6.875          AAA               95         110,334
Bond 02-15-31                                                   5.375          AAA              165         163,969
Inflation-Indexed Bond 04-15-29                                 3.875          AAA               54          58,303
Note 02-15-05                                                   7.500          AAA              104         115,391
Note 07-15-06                                                   7.000          AAA              119         132,407
Note 01-15-07                                                   3.375          AAA              206         211,708
Note 05-15-08                                                   5.625          AAA               45          47,545
Note 08-15-10                                                   5.750          AAA              145         153,768
                                                                                                       ------------
                                                                                                          1,222,909
                                                                                                       ------------
Government - U.S. Agencies (15.81%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 12-01-14                                    5.500          AAA               81          81,597
15 Yr Pass Thru Ctf 07-01-15                                    7.000          AAA               12          12,458
15 Yr Pass Thru Ctf 02-01-16                                    7.000          AAA               18          18,490
15 Yr Pass Thru Ctf 05-01-16                                    6.000          AAA               18          17,919
30 Yr Pass Thru Ctf 04-01-24                                    7.000          AAA               18          19,110
30 Yr Pass Thru Ctf 06-01-30                                    7.500          AAA              121         126,388
30 Yr Pass Thru Ctf 02-01-31                                    7.500          AAA               34          35,386
Note 01-15-30                                                   7.125          AAA              140         157,062
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 04-15-28 to
12-15-31                                                        6.500          AAA              258         262,849
30 Yr Pass Thru Ctf 12-15-28 to
11-15-31+                                                       7.000          AAA              466         482,648
30 Yr Pass Thru Ctf 01-15-31                                    7.500          AAA               75          78,673
30 Yr Pass Thru Ctf 11-15-24 to
07-15-30                                                        8.000          AAA               25          27,051
                                                                                                       ------------
                                                                                                          1,319,631
                                                                                                       ------------
Insurance (1.91%)
AXA SA,
Sub Note (France) 12-15-30, (Y)                                 8.600          A-                20          23,006
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A+                25          26,395
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.6250         AA                15          15,984
MONY Group, Inc. (The),
Sr Note 12-15-05                                                7.450          A-                25          26,087
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                           6.625          AA-               55          56,675
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          AA+               10          10,928
                                                                                                       ------------
                                                                                                            159,075
                                                                                                       ------------
Leisure (0.61%)
Harrah's Operating Co., Inc.,
Gtd Note 06-01-07                                               7.125          BBB-              25          25,482
Sr Sub Note 12-15-05                                            7.875          BB+               10          10,487
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                          7.875          BB-               10           9,900
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+                 5           5,175
                                                                                                       ------------
                                                                                                             51,044
                                                                                                       ------------

Media (6.25%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                          9.250          B2                15          15,150
Sr Note Ser B 07-15-03                                          8.125          B2                13          12,967
AOL Time Warner, Inc.,
Deb 04-15-31                                                    7.625          BBB+              35          36,139
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09, (Y)                          8.200          BB+               35          35,931
Century Communications Corp.,
Sr Note 03-01-05                                                9.500          B+                10           9,975
Charter Communications Holdings, LLC/Charter
Communications Holdings Capital Corp.,
Sr Note 01-15-11                                               11.125          B+                 5           5,075
Sr Note 05-15-11                                               10.000          B+                10          10,200
Sr Note 05-15-11 (R)                                           10.000          B+                10           9,400
Clear Channel Communications, Inc.,
Note 06-15-05                                                   7.875          BBB-              50          51,869
Comcast Cable Communications, Inc.,
Sr Note 01-30-11                                                6.750          BBB               25          24,923
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          BBB+              25          26,839
CSC Holdings, Inc.,
Sr Note Ser B 04-01-11                                          7.625          BB+               15          14,576
Sr Sub Deb 05-15-16                                            10.500          BB-               30          32,700
EchoStar DBS Corp.,
Sr Note 02-01-09                                                9.375          B+                15          15,525
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+                10           9,800
Grupo Televisa S.A.,
Note (Mexico) 09-13-11 (R), (Y)                                 8.000          BBB-              10          10,225
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BBB               20          20,596
Lenfest Communications, Inc.,
Sr Note 11-01-05                                                8.375          BBB               10          10,874
Mediacom LLC/Mediacom Capital Corp.,
Sr Note 01-15-13                                                9.500          B+                 5           5,225
Sr Note Ser B 04-15-08                                          8.500          B+                10          10,050
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-              20          20,886
News America, Inc.,
Gtd Sr Note 04-30-28                                            7.300          BBB-              15          13,905
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          BBB+              20          20,016
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB+              16          18,775
Univision Communications, Inc.,
Gtd Sr Note 07-15-11                                            7.850          BB+               25          26,204
Viacom, Inc.,
Sr Note 01-30-06                                                6.400          A-                25          25,877
Sr Deb 07-30-30                                                 7.875          A-                25          27,977
                                                                                                       ------------
                                                                                                            521,679
                                                                                                       ------------
Medical (1.36%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06, (Y)                                 10.750          B+                13          13,650
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+                15          14,850
HCA - The Healthcare Co.,
Note 09-01-10                                                   8.750          BBB-              25          28,000
Note 06-01-06                                                   7.125          BBB-              20          20,837
HEALTHSOUTH Corp.,
Sr Note 02-01-08                                                8.500          BBB-              10          10,350
Quest Diagnostics, Inc.,
Sr Note 07-12-06                                                6.750          BBB-              15          15,558
Triad Hospitals, Inc.,
Sr Note 05-01-09                                                8.750          B-                10          10,662
                                                                                                       ------------
                                                                                                            113,907
                                                                                                       ------------
Metal (1.24%)
Marathon Oil Corp.,
Note 03-15-32                                                   6.800          BBB+              10           9,797
Newmont Mining Corp.,
Note 05-15-11                                                   8.625          BBB               30          31,850
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03, (Y)                              6.500          A                 55          56,852
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                           8.400          BBB-               5           5,146
                                                                                                       ------------
                                                                                                            103,645
                                                                                                       ------------
Mortgage Banking (8.40%)
Asset Securitization Corp.,
Comm Pool Ser 1997-D4 Class A-1B
04-14-29                                                        7.400          AAA               40          42,575
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1
06-15-31                                                        6.790          Aaa               25          25,776
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5
08-15-25                                                        8.100          AAA               28          28,140
Credit Suisse First Boston Mortgage Securities Corp.,
Pass Thru Ctf Ser 1998-C1 Class A-1A 05-17-40                   6.260          AAA               25          25,382
DLJ Commercial Mortgage Corp.,
Pass Thru Ctf Ser 1998-CF2 Class A-1A 11-12-31                  5.880          Aaa               41          42,373
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9
02-15-29                                                        6.570          AAA               40          41,942
First Union National Bank-Chase Manhattan Bank
Commercial Mortgage Trust
Pass-Thru Ctf Ser 1999-C2 Class A1
06-15-31                                                        6.363          Aaa               28          29,558
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C1 Class A-2
07-15-29                                                        6.853          Aaa               18          18,693
Pass Thru Ctf Ser 1998-C1 Class A-1
05-15-30                                                        6.411          Aaa               48          49,880
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4
03-20-25                                                        6.600          AAA               17          17,377
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1
06-15-31                                                        6.410          Aaa               13          13,838
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7
12-15-38                                                        6.485          AAA               20          21,000
Morgan (J.P.) Commercial Mortgage Finance Corp.,
Pass Thru Ctf Ser 1997-C5 Class A2
09-15-29                                                        7.069          AAA               28          29,376
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1 07-15-29 (R)               6.830          AAA               79          83,180
Pass Thru Ctf Ser 1999-CAM1 Class A-3 03-15-32                  6.920          AAA               50          53,095
Morgan Stanley Dean Witter Capital I Trust,
Pass Thru Ctf Ser 2001-IQA Class A-1 12-18-32                   4.570          Aaa               78          77,501
Pass Thru Ctf Ser 2001-PPM Class A-1 02-01-31                   5.980          AAA               46          47,633
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2
06-25-15                                                        7.965          AAA                3           3,052
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8
06-15-28                                                        7.220          AAA               22          23,389
Pass Thru Ctf Ser 1997-B Class A-6
10-15-28                                                        6.900          AAA               26          27,127
                                                                                                       ------------
                                                                                                            700,887
                                                                                                       ------------
Oil & Gas (3.91%)
Alberta Energy Co. Ltd.,
Note (Canada) 09-15-30, (Y)                                     8.125          BBB+              10          11,385
Note (Canada) 11-01-31, (Y)                                     7.375          BBB+              20          20,937
Amerada Hess Corp.,
Note 08-15-11                                                   6.650          BBB               15          15,299
Anadarko Finance Co.,
Sr Note Ser B 05-01-11                                          6.750          BBB+              20          20,779
Apache Finance Canada Corp.,
Note (Canada) 12-15-29, (Y)                                     7.750          A-                20          22,582
El Paso Corp.,
Sr Note 01-15-32                                                7.750          BBB               15          14,680
Forest Oil Corp.,
Sr Note 06-15-08                                                8.000          BB                10          10,150
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                                6.875          BBB+              10          10,598
Nova Chemicals Corp.,
Note (Canada) 05-15-06, (Y)                                     7.000          BBB-              15          14,248
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                10.125          BBB                5           6,113
Sr Note 01-15-07                                                5.875          BBB               20          20,299
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          BB+                5           5,290
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                               9.125          BBB-              35          37,887
Petrobras International Finance Co.,
Sr Note (Brazil) 02-01-07 (R), (Y)                              9.125          Baa1              25          25,375
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28, (Y)                                  7.125          BBB-              10           6,173
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                            8.750          BBB-              10          10,451
Tosco Corp.,
Note 02-15-30                                                   8.125          BBB+              35          41,704
Valero Energy Corp.,
Note 06-15-05                                                   8.375          BBB               10          10,852
Note 03-15-06                                                   7.375          BBB               20          21,147
                                                                                                       ------------
                                                                                                            325,949
                                                                                                       ------------
Paper & Paper Products (1.40%)
International Paper Co.,
Note 07-08-05                                                   8.125          BBB               45          48,643
Stone Container Corp.,
Sr Note 02-01-11                                                9.750          B                 15          16,200
Stora Enso Oyj,
Sr Note (Finland) 05-15-11, (Y)                                 7.375          BBB+              25          26,611
Weyerhaeuser Co.,
Note 08-01-06                                                   6.000          BBB               25          25,201
                                                                                                       ------------
                                                                                                            116,655
                                                                                                       ------------
Real Estate Operations (0.69%)
EOP Operating L.P.,
Note 02-15-05                                                   6.625          BBB+              25          25,944
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to
09-30-07 then variable) 12-31-49 (R)                            7.640          A                 30          31,476
                                                                                                       ------------
                                                                                                             57,420
                                                                                                       ------------
Real Estate Investment Trust (1.29%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB+              10          10,150
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB               15          15,469
Camden Property Trust,
Note 04-15-04                                                   7.000          BBB               10          10,438
Healthcare Realty Trust, Inc.,
Sr Note 05-01-11                                                8.125          BBB-              30          31,369
iStar Financial, Inc.,
Sr Note 08-15-08                                                8.750          BB+                5           5,038
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB               25          25,207
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+              10          10,336
                                                                                                       ------------
                                                                                                            108,007
                                                                                                       ------------
Retail (0.70%)
Kroger Co.,
Sr Note 04-01-11                                                6.800          BBB-              30          31,537
Toys R Us, Inc.,
Note 08-01-11                                                   7.625          BBB+              30          26,829
                                                                                                       ------------
                                                                                                             58,366
                                                                                                       ------------
Telecommunications (4.55%)
AT&T Corp.,
Sr Note (Coupon rate Step-up/down
on rating) 11-15-31 (R)                                         8.000          BBB+              20          20,423
AT&T Wireless Services, Inc.,
Sr Note 03-01-31                                                8.750          BBB               35          38,294
Cingular Wireless,
Bond 12-15-31 (R)                                               7.125          A+                15          15,207
Citizens Communications Co.,
Note 05-15-06                                                   8.500          BBB               35          36,759
Deutsche Telekom International Finance B.V.,
Bond (Coupon rate Step-up/down on
rating) (Netherlands) 06-15-05, (Y)                             7.750          A-                35          37,179
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BBB               15          13,799
PanAmSat Corp.,
Gtd Sr Note 02-01-12 (R)                                        8.500          B                  5           4,988
Sprint Capital Corp.,
Note 01-30-06                                                   7.125          BBB+              35          33,739
Note 11-15-28                                                   6.875          BBB+              20          16,291
Telefonos de Mexico S.A. de C.V.,
Sr Note 01-26-06                                                8.250          BBB-              30          32,100
Telus Corp.,
Note (Canada) 06-01-11, (Y)                                     8.000          BBB+              25          26,650
Verizon Global Funding Corp.,
Note 12-01-30                                                   7.750          A+                35          39,087
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                               11.500          A-                 5           5,950
WorldCom, Inc.,
Note 05-15-06                                                   8.000          BBB+              35          35,254
Note 05-15-31                                                   8.250          BBB+              25          23,893
                                                                                                       ------------
                                                                                                            379,613
                                                                                                       ------------
Transport (1.61%)
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                                    7.950          BBB+              30          34,244
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C 06-30-04                              7.206          BB+               16          13,649
Pass Thru Ctf Ser 1999-1A 02-02-19                              6.545          AA                18          17,026
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BB+                4           3,767
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                31          30,712
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          B                 14           9,992
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1
01-01-14                                                        7.783          A+                26          24,912
                                                                                                       ------------
                                                                                                            134,302
                                                                                                       ------------
Utilities (8.11%)
AES Corp.,
Sr Note 06-01-09                                                9.500          BB                10           6,600
Sr Sub Note 07-15-06                                            10.25          B+                12           5,640
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                               9.000          BBB-              15          13,799
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                   9.000          BBB-               9           9,887
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BBB-               7           7,648
Calpine Canada Energy Finance ULC,
Sr Note (Canada) 05-01-08 (Y)                                   8.500          BB+               10           7,100
Calpine Corp.,
Sr Note 04-01-08                                                7.875          BB+                5           4,000
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BBB               35          35,263
CMS Energy Corp.,
Sr Note 05-15-02                                                8.125          BB                15          15,014
Sr Note 10-15-07                                                9.875          BB                 5           5,300
Sr Note Ser B 01-15-04                                          6.750          BB                15          14,532
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                          8.125          BBB+              15          16,779
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-              22          23,045
Exelon Generation Co. LLC,
Sr Note 06-15-11 (R)                                            6.950          A-                20          20,768
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              31          31,264
Hydro-Quebec,
Gtd Bond Ser HY (Canada) 01-15-22, (Y)                          8.400          A+                10          12,212
Gtd Deb Ser IF (Canada) 02-01-03, (Y)                           7.375          A+                25          26,109
Iberdrola International B.V.,
Note 10-01-02                                                   7.500          A+                25          25,648
Note (Spain) 06-01-03 (R), (Y)                                  7.125          A+                25          25,954
KeySpan Corp.,
Note 11-15-10                                                   7.625          A                 25          27,691
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                20          20,750
Midland Funding Corp. II,,
Deb Ser A 07-23-05                                             11.750          BB+               50          54,000
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          Baa2              25          26,281
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BBB                8           8,696
NRG Energy, Inc.,
Sr Note 04-01-11                                                7.750          BBB-              25          24,262
Pinnacle Partners,
Sr Note 08-15-04 (R)                                            8.830          BBB-              20          19,400
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                6.400          BBB               20          20,364
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BBB-              15          16,979
PSEG Energy Holdings, Inc.,
Sr Note 02-15-08                                                8.625          BBB-              15          14,057
Republic Services, Inc.,
Sr Note 08-15-11                                                6.750          BBB               30          30,594
Sierra Pacific Power Co.,
Gen & Ref Mtg Bond Ser A 06-01-08                               8.000          BBB+              45          47,906
Sierra Pacific Resources,
Note 05-15-05                                                   8.750          BBB-              10          10,524
Tiers Fixed Rate Certificates,
Collateral Trust 06-15-04 (R)                                   7.200          BBB-              30          24,900
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                              8.090          BBB-              23          23,590
                                                                                                       ------------
                                                                                                            676,556
                                                                                                       ------------
Waste Disposal Service & Equip (0.12%)
Allied Waste North America, Inc.
Sr Note Ser B 04-01-08                                          8.875          BB-               10          10,225
                                                                                                       ------------
TOTAL BONDS
(Cost $7,749,583)                                                                           (94.57%)      7,891,646
                                                                                           --------    ------------

                                                                                          NUMBER OF
                                                                                          SHARES OR
                                                                                           WARRANTS           VALUE
                                                                                           --------    ------------
PREFERRED STOCKS AND WARRANTS
CSC Holdings, Inc., 11.125%, Ser M
Preferred Stock                                                                                 125         $12,812
CSC Holdings, Inc., 11.750%, Ser H
Preferred Stock                                                                                 140          14,420
MetroNet Communications Corp.**,
Warrant (Canada) (R)                                                                             10             930
                                                                                                       ------------
                                                                                                             28,162
                                                                                                       ------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $28,196)                                                                               (0.34%)         28,162
                                                                                           --------    ------------

                                                                          INTEREST        PAR VALUE
                                                                              RATE    (000S OMITTED)
                                                                          --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.09%)
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. - Dated 02-28-02, due 03-01-02 (Secured by
U.S. Treasury Inflation Index Bonds, 3.375% thru 3.875%
due 04-15-28 thru 04-15-32) (Cost $425,000)                                 1.890%             $425         425,000
                                                                                           --------    ------------
TOTAL SHORT-TERM INVESTMENTS                                                                 (5.09%)        425,000
                                                                                           --------    ------------
TOTAL INVESTMENTS                                                                          (100.00%)      8,344,808
                                                                                           --------    ------------
OTHER ASSETS AND LIABILITIES, NET                                                            (0.00%)            426
                                                                                           --------    ------------
TOTAL NET ASSETS                                                                           (100.00%)     $8,345,234
                                                                                           ========    ============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John
    Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $745,084 or 8.93% of net assets as of February 28, 2002.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar denominated.

  + All or a portion of these securities, having an aggregate value of $98,147 or 1.18% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market values of $100,369 of United States Treasury Bond 5.375%,
    02-15-31 has been segregated to cover the forward commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Dividend Performers
Fund on February 28, 2002. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
------------------------                                                ---------  --------------
COMMON STOCKS
Banks - United States (1.18%)
Bank of America Corp.                                                         900         $57,555
                                                                                   --------------
Beverages (3.55%)
Anheuser-Busch Cos., Inc.                                                   1,420          72,207
PepsiCo, Inc.                                                               2,000         101,000
                                                                                   --------------
                                                                                          173,207
                                                                                   --------------
Business Services - Misc. (0.62%)
Block, H&R, Inc.                                                              600          30,270
                                                                                   --------------
Chemicals (2.67%)
Air Products & Chemicals, Inc.                                              1,100          53,350
Rohm & Haas Co.                                                             2,000          76,820
                                                                                   --------------
                                                                                          130,170
                                                                                   --------------
Computers (10.15%)
Cisco Systems, Inc.*                                                        5,080          72,492
Dell Computer Corp.*                                                        1,900          46,911
Electronic Data Systems Corp.                                               1,100          64,933
International Business Machines Corp.                                       1,040         102,045
Microsoft Corp.*                                                            2,550         148,767
Oracle Corp.*                                                               3,600          59,832
                                                                                   --------------
                                                                                          494,980
                                                                                   --------------
Cosmetics & Personal Care (1.59%)
Avon Products, Inc.                                                         1,500          77,535
                                                                                   --------------
Diversified Operations (3.34%)
Honeywell International, Inc.                                               2,000          76,240
Tyco International Ltd.                                                     2,970          86,427
                                                                                   --------------
                                                                                          162,667
                                                                                   --------------
Electronics (9.11%)
Analog Devices, Inc.*                                                       1,400          52,094
Emerson Electric Co.                                                        1,000          57,590
General Electric Co.                                                        4,350         167,475
Intel Corp.                                                                 3,400          97,070
Texas Instruments, Inc.                                                     2,380          69,853
                                                                                   --------------
                                                                                          444,082
                                                                                   --------------

Finance (6.32%)
Citigroup, Inc.                                                             2,666         120,637
Morgan Stanley Dean Witter & Co.                                              860          42,243
Standard & Poor's Depositary Receipts,
Trust Series 1                                                              1,310         145,606
                                                                                   --------------
                                                                                          308,486
                                                                                   --------------
Food (1.33%)
Kraft Foods, Inc. (Class A)                                                 1,655          64,711
                                                                                   --------------
Insurance (7.75%)
Ace, Ltd.                                                                   1,500          65,850
AFLAC, Inc.                                                                 3,250          83,525
American International Group, Inc.                                          1,820         134,625
Chubb Corp. (The)                                                             500          37,570
Lincoln National Corp.                                                      1,100          56,331
                                                                                   --------------
                                                                                          377,901
                                                                                   --------------
Media (2.69%)
AOL Time Warner, Inc.*                                                      2,100          52,080
Viacom, Inc. (Class B)*                                                     1,700          79,135
                                                                                   --------------
                                                                                          131,215
                                                                                   --------------
Medical (14.22%)
Abbott Laboratories                                                         1,400          79,170
American Home Products Corp.                                                2,240         142,352
Baxter International, Inc.                                                  2,400         133,152
Cardinal Health, Inc.                                                         700          46,263
Guidant Corp.*                                                              1,200          49,800
Johnson & Johnson                                                           1,300          79,170
Merck & Co., Inc.                                                           1,000          61,330
Pfizer, Inc.                                                                2,500         102,400
                                                                                   --------------
                                                                                          693,637
                                                                                   --------------
Mortgage Banking (3.65%)
Fannie Mae                                                                  1,300        $101,725
Freddie Mac                                                                 1,200          76,488
                                                                                   --------------
                                                                                          178,213
                                                                                   --------------
Office (2.28%)
Avery Dennison Corp.                                                        1,250          80,000
Pitney Bowes, Inc.                                                            750          31,290
                                                                                   --------------
                                                                                          111,290
                                                                                   --------------
Oil & Gas (6.09%)
Anadarko Petroleum Corp.                                                    1,100          57,310
ChevronTexaco Corp.                                                           640          54,042
Conoco, Inc.                                                                1,940          53,660
Exxon Mobil Corp.                                                           3,192         131,830
                                                                                   --------------
                                                                                          296,842
                                                                                   --------------
Retail (6.40%)
Home Depot, Inc. (The)                                                      2,150         107,500
Lowe's Cos., Inc.                                                           1,300          58,825
Target Corp.                                                                2,000          83,800
Wal-Mart Stores, Inc.                                                       1,000          62,010
                                                                                   --------------
                                                                                          312,135
                                                                                   --------------
Soap & Cleaning Preparations (1.13%)
Procter & Gamble Co. (The)                                                    650          55,113
                                                                                   --------------
Telecommunications (4.82%)
AT&T Wireless Services, Inc.*                                               3,800          38,342
Nokia Corp., American Depositary
Receipts (Finland)                                                          2,300          47,771
Tellabs, Inc.*                                                              4,500          46,170
Verizon Communications, Inc.                                                2,200         102,960
                                                                                   --------------
                                                                                          235,243
                                                                                   --------------
Tobacco (2.81%)
Philip Morris Cos., Inc.                                                    2,600         136,916
                                                                                   --------------
Utilities (4.34%)
Duke Energy Corp.                                                           2,100          74,130
Questar Corp.                                                               1,400          31,262
SBC Communications, Inc.                                                    1,430          54,111
Xcel Energy, Inc.                                                           2,200          52,030
                                                                                   --------------
                                                                                          211,533
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,113,214)                                                        (96.04%)       4,683,701
                                                                        ---------  --------------


                                                         INTEREST      PAR VALUE
                                                             RATE  (000s OMITTED)           VALUE
                                                         --------   ------------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.71%)
Investment in a joint repurchase
agreement transaction with
Barclays Capital, Inc. - Dated
02-28-02, due 03-01-02
(Secured by U.S. Treasury
Inflation Index Bonds, 3.375%
thru 3.875% due 04-15-28 thru
04-15-32)                                                   1.89%            $181        $181,000
                                                                        ---------  --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $181,000)                                                            (3.71%)        181,000
                                                                        ---------  --------------
TOTAL INVESTMENTS                                                         (99.75%)      4,864,701
                                                                        ---------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.25%)         11,933
                                                                        ---------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,876,634
                                                                        =========  ==============
* Non-income producing security.

 The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on February 28, 2002. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
------------------------                                                ---------  --------------
COMMON STOCKS
Banks - United States (2.69%)
Commerce Bancorp, Inc.                                                      1,818         $75,629
State Street Corp.                                                          1,000          50,700
                                                                                   --------------
                                                                                          126,329
                                                                                   --------------
Broker Services (3.78%)
Legg Mason, Inc.                                                            3,388         177,599
                                                                                   --------------
Building (1.61%)
Masco Corp.                                                                 2,700          75,789
                                                                                   --------------
Business Services - Misc. (5.10%)
Block, H&R, Inc.                                                            1,550          78,197
Corporate Executive Board Co.
(The)*                                                                      2,400          75,624
Robert Half International, Inc.                                             3,299          85,807
                                                                                   --------------
                                                                                          239,628
                                                                                   --------------
Computers (7.81%)
Adobe Systems, Inc.                                                         2,250          81,855
Intuit, Inc.*                                                               1,600          60,624
Mentor Graphics Corp.*                                                      3,100          67,301
Mercury Interactive Corp.*                                                  3,000         101,640
Rational Software Corp.*                                                    3,000          55,680
                                                                                   --------------
                                                                                          367,100
                                                                                   --------------
Diversified Operations (1.04%)
Johnson Controls, Inc.                                                        551          48,907
                                                                                   --------------
E-Commerce/Services (1.58%)
Ticketmaster*                                                               3,100          74,400
                                                                                   --------------
Electronics (7.96%)
International Rectifier Corp.*                                              2,037          74,799
Intersil Corp.*                                                             2,700          74,898
Microchip Technology, Inc.*                                                 1,950          66,651
Semtech Corp.*                                                              2,300          69,414
Xilinx, Inc.*                                                               2,450          88,004
                                                                                   --------------
                                                                                          373,766
                                                                                   --------------
Engineering/R&D Services (1.61%)
Jacobs Engineering Group, Inc.                                              1,119          75,477
                                                                                   --------------
Finance (8.18%)
Affiliated Managers Group, Inc.*                                            1,250          83,287
ChoicePoint, Inc.*                                                          1,497          79,640
Eaton Vance Corp.                                                           1,904          72,733
iShares S&P MidCap 400/BARRA
Growth Index Fund                                                           1,349         148,471
                                                                                   --------------
                                                                                          384,131
                                                                                   --------------
Household (3.40%)
Mohawk Industries, Inc.*                                                    1,546          97,290
Newell Rubbermaid, Inc.                                                     2,000          62,260
                                                                                   --------------
                                                                                          159,550
                                                                                   --------------
Instruments - Scientific (0.79%)
Waters Corp.*                                                               1,194          37,313
                                                                                   --------------
Insurance (1.78%)
Willis Group Holdings Ltd.*
(United Kingdom)                                                            3,093          83,480
                                                                                   --------------
Leisure (3.83%)
Fairmont Hotels & Resorts, Inc.
(Canada)                                                                    1,193          30,410
International Game Technology*                                              1,166          78,728
Starwood Hotels & Resorts
Worldwide, Inc.                                                             1,970          70,920
                                                                                   --------------
                                                                                          180,058
                                                                                   --------------
Manufacturing (2.74%)
Danaher Corp.                                                               1,915         128,745
                                                                                   --------------
Media (2.38%)
Westwood One, Inc.                                                          3,123         111,710
                                                                                   --------------
Medical (20.67%)
Biogen, Inc.*                                                               1,100          58,465
Community Health Systems, Inc.*                                             2,655          59,206
Gilead Sciences, Inc.*                                                      1,300          91,598
Guidant Corp.*                                                              1,607          66,690
IDEC Pharmaceuticals Corp.*                                                 1,200          75,384
MedImmune, Inc.*                                                            2,750         113,382
Patterson Dental Co.*                                                         600          24,342
Quest Diagnostics, Inc.*                                                    1,134          80,412
St. Jude Medical, Inc.                                                      1,176          92,081
Varian Medical Systems, Inc.                                                2,800         113,064
Wellpoint Health Networks, Inc.*                                              850         103,377
Zimmer Holdings, Inc.*                                                      2,601          93,012
                                                                                   --------------
                                                                                          971,013
                                                                                   --------------
Medical - Drugs (5.26%)
Forest Laboratories, Inc.*                                                  1,447         115,065
King Pharmaceuticals, Inc.*                                                 2,418          75,103
Teva Pharmaceuticals Industries Ltd.,
American Depositary Receipt (ADR)
(Israel)                                                                      998          56,916
                                                                                   --------------
                                                                                          247,084
                                                                                   --------------
Oil & Gas (5.84%)
BJ Services Co.*                                                            2,219          73,560
ENSCO International, Inc.                                                   3,689          93,959
Weatherford International, Inc.*                                            2,315         106,722
                                                                                   --------------
                                                                                          274,241
                                                                                   --------------
Retail (6.14%)
CDW Computer Centers, Inc.*                                                 1,650          87,120
Darden Restaurants, Inc.                                                    1,200          50,736
Starbucks Corp.*                                                            4,100          94,341
TJX Cos., Inc.                                                              1,486          56,423
                                                                                   --------------
                                                                                          288,620
                                                                                   --------------
Soap & Cleaning Preparations (1.00%)
Ecolab, Inc.                                                                1,000          46,830
                                                                                   --------------
Transport (1.57%)
Navistar International Corp.                                                1,740          73,985
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,285,950)                                                         (96.76%)      4,545,755
                                                                        ---------  --------------
                                                         INTEREST      PAR VALUE
                                                             RATE  (000s OMITTED)           VALUE
                                                         --------   ------------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.26%)
Investment in a joint repurchase
agreement transaction with
Barclays Capital, Inc. - Dated
02-28-02, due 03-01-02 (Secured
by U.S. Treasury Inflation Index
Bonds, 3.375% thru 3.875%,
due 04-15-28 thru 04-15-32)                                 1.89%            $106        $106,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $106,000)                                                            (2.26%)        106,000
                                                                        ---------  --------------
TOTAL INVESTMENTS                                                         (99.02%)      4,651,755
                                                                        ---------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.98%)         46,209
                                                                        ---------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,697,964
                                                                        =========  ==============
* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



Portfolio Concentration (Unaudited)
---------------------------------------------------
The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at February 28, 2002, assigned to country categories.

                                       VALUE AS A
                                    PERCENTAGE OF
COUNTRY DIVERSIFICATION         FUND'S NET ASSETS
-----------------------         -----------------
Canada                                       0.65%
Israel                                       1.21
United Kingdom                               1.78
United States                               95.38
                                           ------
TOTAL INVESTMENTS                           99.02%
                                           ------
See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Focused Small Cap Growth Fund

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Focused Small Cap
Growth Fund on February 28, 2002. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
------------------------                                                ---------  --------------
Advertising (1.16%)
Getty Images, Inc.*                                                         1,900         $48,792
                                                                                   --------------
Aerospace (4.78%)
Alliant Techsystems, Inc.*                                                    600          56,346
DRS Technologies, Inc.*                                                     1,500          60,000
Elbit Systems, Ltd.                                                         3,000          54,900
Titan Corp. (The) *                                                         1,700          30,600
                                                                                   --------------
                                                                                          201,846
                                                                                   --------------
Business Services - Misc. (2.98%)
Corporate Executive Board Co.
(The)*                                                                      4,000         126,040
                                                                                   --------------
Computers (10.64%)
Borland Software Corp.*                                                     6,600          90,618
EarthLink, Inc.*                                                            2,000          17,940
Extreme Networks, Inc.*                                                     5,250          33,023
Lawson Software, Inc.*                                                      5,200          52,260
Macromedia, Inc.*                                                           5,600          98,000
Precise Software Solutions Ltd.*                                            3,450          73,002
Secure Computing Corp.*                                                     3,200          48,736
Stellent, Inc.*                                                             2,400          35,976
                                                                                   --------------
                                                                                          449,555
                                                                                   --------------
Electronics (14.01%)
Alpha Industries, Inc.*                                                     3,600          55,476
Brooks Automation, Inc.*                                                    2,400         105,048
Cree, Inc.*                                                                 3,300          46,431
FLIR Systems, Inc*                                                            850          46,351
Integrated Defense Technologies, Inc.*                                         75           1,913
LTX Corp.*                                                                  3,600          77,760
Nanometrics, Inc.*                                                          1,150          17,273
Photronics, Inc. *                                                            950          27,446
Powerwave Technologies, Inc.*                                               3,400          44,302
Rudolph Technologies, Inc.*                                                 2,600          96,460
Semtech Corp.*                                                              2,430          73,337
                                                                                   --------------
                                                                                          591,797
                                                                                   --------------
Finance (1.97%)
Affiliated Managers Group, Inc.*                                            1,250          83,287
                                                                                   --------------
Food (5.65%)
American Italian Pasta Co. (Class A)*                                       1,500          67,545
Dreyer's Grand Ice Cream, Inc.                                              2,350         102,719
Horizon Organic Holding Corp.*                                              4,400          68,420
                                                                                   --------------
                                                                                          238,684
                                                                                   --------------
Insurance (1.52%)
Hilb, Rogal and Hamilton Co.                                                1,800          63,990
                                                                                   --------------
Manufacturing (3.03%)
Wilson Greatbatch Technologies,
Inc.*                                                                       4,960         128,166
                                                                                   --------------
Media (4.34%)
Entercom Communications Corp.*                                              2,200         112,662
Entravision Communications Corp.
(Class A)*                                                                  1,000          15,300
Radio One, Inc. (Class A)*                                                  3,000          55,500
                                                                                   --------------
                                                                                          183,462
                                                                                   --------------
Medical (21.90%)
Accredo Health, Inc.*                                                       1,400          72,310
Alkermes, Inc.*                                                             2,900          72,413
Bruker Daltonics, Inc.*                                                     2,800          25,060
Cell Therapeutics, Inc.*                                                    2,750          60,747
Cerner Corp.*                                                                 900          39,096
Cerus Corp.*                                                                1,000          47,030
Charles River Laboratories
International, Inc.*                                                        1,600          47,456
CV Therapeutics, Inc.*                                                      1,400          54,100
Cytyc Corp.*                                                                3,300          77,418
Diagnostic Products Corp.                                                   1,300          46,605
ICU Medical, Inc.*                                                            900          48,915
LifePoint Hospitals, Inc.*                                                  2,400          78,816
Mid Atlantic Medical Services,
Inc.*                                                                       3,800         101,118
Myriad Genetics, Inc.*                                                      1,500          49,125
Neurocrine Biosciences, Inc.*                                               1,100          39,039
Province Healthcare Co.*                                                      650          18,285
Renal Care Group, Inc.*                                                     1,550          47,585
                                                                                   --------------
                                                                                          925,118
                                                                                   --------------
Medical - Drugs (5.08%)
Inhale Therapeutic Systems, Inc.*                                           3,200          41,248
NPS Pharmaceuticals, Inc.*                                                  3,400         101,490
Pharmaceutical Product
Development, Inc.*                                                          2,300          71,668
                                                                                   --------------
                                                                                          214,406
                                                                                   --------------
Oil & Gas (2.04%)
Spinnaker Exploration Co.*                                                  2,100          86,163
                                                                                   --------------
Retail (12.93%)
Duane Reade, Inc.*                                                          2,000          62,600
Fred's, Inc.                                                                2,175          68,056
GameStop Corp.*                                                               550          10,505
O'Reilly Automotive, Inc.*                                                  2,150          71,057
P.F. Chang's China Bistro, Inc.*                                            1,350          79,555
RARE Hospitality International, Inc.*                                       2,000          53,780
Too, Inc.*                                                                  1,500          46,440
United Natural Foods, Inc.*                                                 1,250          29,650
Whole Foods Market, Inc.*                                                   2,800         124,460
                                                                                   --------------
                                                                                          546,103
                                                                                   --------------
Schools/Education (2.16%)
Strayer Education, Inc.                                                     1,900          91,162
                                                                                   --------------
Telecommunications (1.14%)
WebEx Communications, Inc.*                                                 4,200          47,964
                                                                                   --------------
Transportation (1.00%)
Forward Air Corp.*                                                          1,500          42,195
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $4,246,697)                                                         (96.33%)      4,068,730
                                                                        ---------  --------------

                                                         INTEREST      PAR VALUE
                                                             RATE  (000s OMITTED)           VALUE
                                                         --------   ------------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.69%)
Investment in a joint repurchase
agreement transaction with
Barclays Capital, Inc. - Dated
02-28-02, due 03-01-02
(Secured by U.S. Treasury
Inflation Index Bonds, 3.375%
thru 3.875% due 04-15-28
thru 04-15-32)                                              1.89%            $198        $198,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $198,000)                                                            (4.69%)        198,000
                                                                        ---------  --------------
TOTAL INVESTMENTS                                                        (101.02%)      4,266,730
                                                                        ---------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.02%)        (42,865)
                                                                        ---------  --------------
TOTAL NET ASSETS                                                         (100.00%)     $4,223,865
                                                                        =========  ==============

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Cap Equity Fund Y

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Small Cap Equity Fund Y on February 28, 2002. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
------------------------                                                ---------  --------------
COMMON STOCKS
Broker Services (1.96%)
Jefferies Group, Inc.                                                       6,100        $264,557
Knight Trading Group, Inc.                                                 40,000         318,400
                                                                                   --------------
                                                                                          582,957
                                                                                   --------------
Computers (16.22%)
Aspen Technology, Inc.*                                                    66,000       1,029,600
Hyperion Solutions Corp.*                                                   4,000          86,240
Parametric Technology Corp.*                                              165,000       1,214,400
ProQuest Co.*                                                              13,000         468,000
Student Advantage, Inc.*                                                   54,950          57,697
UNOVA, Inc. *                                                             170,000         974,100
Wind River Systems, Inc.*                                                  85,000         985,150
                                                                                   --------------
                                                                                        4,815,187
                                                                                   --------------
Electronics (13.63%)
Alpha Industries, Inc.*                                                    60,000         924,600
Axcelis Technologies, Inc.*                                                29,000         354,090
Cree, Inc.*                                                                25,000         351,750
MKS Instruments, Inc.*                                                     35,652         957,613
Three-Five Systems, Inc.                                                   43,730         568,927
Vicor Corp.*                                                               72,650         889,962
                                                                                   --------------
                                                                                        4,046,942
                                                                                   --------------
Finance (2.13%)
Sovereign Bancorp., Inc.                                                   50,000         633,500
                                                                                   --------------
Food (4.89%)
Galaxy Nutritional Foods, Inc.*                                            75,000         423,750
Hain Celestial Group, Inc.*                                                50,000       1,027,500
                                                                                   --------------
                                                                                        1,451,250
                                                                                   --------------
Insurance (0.54%)
StanCorp Financial Group, Inc.                                              3,000         161,550
                                                                                   --------------
Manufacturing (1.27%)
Cognex Corp.*                                                              16,350         377,849
                                                                                   --------------
Media (10.93%)
Cumulus Media, Inc. (Class A)*                                            105,000       1,538,250
Pegasus Communications Corp.*                                             182,700         728,973
Radio One, Inc. (Class D)*                                                 35,300         626,575
Regent Communications, Inc.*                                               60,500         352,715
                                                                                   --------------
                                                                                        3,246,513
                                                                                   --------------
Medical (12.28%)
Alpharma, Inc. (Class A)                                                   60,000       1,224,600
Covance, Inc.*                                                             70,000       1,242,500
Cyberonics, Inc.*                                                          25,000         368,500
I-STAT Corp.*                                                             136,000         809,200
                                                                                   --------------
                                                                                        3,644,800
                                                                                   --------------
Oil & Gas (7.15%)
Chesapeake Energy Corp.*                                                   40,000         250,800
Petroleum Geo-Services ASA, American
Depositary Receipts (ADR) (Norway)*                                        15,000          81,450
Precision Drilling Corp. (Canada)*                                         48,000       1,411,200
Pride International, Inc.*                                                 29,500         379,960
                                                                                   --------------
                                                                                        2,123,410
                                                                                   --------------
Protection - Safety Equip & Svc. (3.00%)
Pittston Brink's Group                                                     38,400         892,032
                                                                                   --------------
Retail (4.73%)
Pathmark Stores, Inc.*                                                     32,000         760,320
Wild Oats Markets, Inc.*                                                   80,000         644,000
                                                                                   --------------
                                                                                        1,404,320
                                                                                   --------------
Schools/Education (3.27%)
DeVry Inc.*                                                                30,000         971,400
                                                                                   --------------
Telecommunications (13.02%)
Alaska Communications Systems
Holdings, Inc.*                                                            41,700         333,183
Arris Group, Inc.*                                                         60,750         515,160
Aware, Inc.                                                                35,000         224,700
CT Communications, Inc.                                                    17,000         238,000
CTC Communications Group, Inc.*                                           112,150         336,450
LCC International, Inc. (Class A)*                                         50,000         255,500
Lightbridge, Inc.*                                                         42,000         410,760
NTELOS, Inc.*                                                              71,000         294,650
SBA Communications Corp.*                                                  27,400          65,760
XM Satellite Radio Holdings, Inc.
(Class A)*                                                                100,000       1,192,000
                                                                                   --------------
                                                                                        3,866,163
                                                                                   --------------
Transportation (3.61%)
RailAmerica, Inc.*                                                         97,000       1,072,820
                                                                                   --------------
Waste Disposal Service & Equip (0.91%)
Casella Waste Systems, Inc. (Class A)*                                     21,550         270,453
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $35,940,102)                                                        (99.54%)     29,561,146
                                                                        ---------  --------------

                                                         INTEREST      PAR VALUE
                                                             RATE  (000s OMITTED)
                                                         --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.67%)
Investment in a joint repurchase
agreement transaction with
Barclays Capital, Inc. - Dated
02-28-02, due 03-01-02 (Secured
by U. S. Treasury Inflation Index
Bonds, 3.375% thru 3.875%
due 04-15-28 thru 04-15-32)                                 1.89%          $1,089      $1,089,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,089,000)                                                          (3.67%)      1,089,000
                                                                        ---------  --------------
TOTAL INVESTMENTS                                                        (103.21%)     30,650,146
                                                                        ---------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (3.21%)       (952,639)
                                                                        ---------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $29,697,507
                                                                        =========  ==============
* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the International Equity
Fund on February 28, 2002. It's divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common stocks, preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
------------------------                                                ---------  --------------
COMMON STOCKS
Australia (2.18%)
Commonwealth Bank of Australia
(Banks - Foreign)                                                             500          $8,350
National Australia Bank Ltd.
(Banks - Foreign)                                                             500           9,236
News Corp. Ltd. (The) (Media)                                               1,000           6,297
Woolworths Ltd (Retail)                                                     1,594           9,971
                                                                                   --------------
                                                                                           33,854
                                                                                   --------------
Belgium (0.58%)
Dexia SA (Banks - Foreign)                                                    600           8,989
                                                                                   --------------
Bermuda (0.51%)
Accenture Ltd. (Class A)*
(Computers)                                                                   300           7,857
                                                                                   --------------
Brazil (2.42%)
Banco Bradesco SA American Depositary
Receipts (ADR) (Banks - Foreign)                                              500          14,725
Petroleo Brasileiro SA (ADR) (Oil & Gas)                                      500          12,250
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                          700          10,605
                                                                                   --------------
                                                                                           37,580
                                                                                   --------------
Canada (6.08%)
Alberta Energy Co. Ltd. (Oil & Gas)                                           100           4,229
Alcan Inc. (Metal)                                                            300          12,162
Biovail Corp.* (Medical)                                                      200           9,500
Manulife Financial Corp.
(Insurance)                                                                   500          12,970
PanCanadian Energy Corp. (Oil & Gas)                                          600          17,295
Petro-Canada (Oil & Gas)                                                      400           9,406
Suncor Energy, Inc. (Oil & Gas)                                               300           9,992
Talisman Energy, Inc. (Oil & Gas)                                             500          18,945
                                                                                   --------------
                                                                                           94,499
                                                                                   --------------
Denmark (0.75%)
Vestas Wind Systems AS (Utilities)                                            500          11,727
                                                                                   --------------
Finland (1.60%)
Nokia Oyj (ADR)
(Telecommunications)                                                          700          14,539
Stora Enso Oyj (Paper & Paper Products)                                       800          10,380
                                                                                   --------------
                                                                                           24,919
                                                                                   --------------

France (9.38%)
Arcelor SA* (Steel)                                                         1,400          19,376
Aventis SA (Medical)                                                          200          14,834
BNP Paribas SA (Banks - Foreign)                                              370          17,938
Cap Gemini SA (Computers)                                                     250          16,575
Castorama Dubois Investissement SA
(Retail)                                                                      200           9,861
European Aeronautic Defence &
Space Co. (Aerospace)                                                         700           8,822
L'Oreal SA (Cosmetics & Personal Care)                                        100           6,989
Sanofi-Synthelabo SA (Medical)                                                100           6,565
TotalFinaElf SA (Oil & Gas)                                                   189          27,775
Vivendi Universal SA
(Diversified Operations)                                                      300          11,646
Wanadoo SA* (Computers)                                                     1,000           5,294
                                                                                   --------------
                                                                                          145,675
                                                                                   --------------
Germany (4.31%)
Degussa AG (Chemicals)                                                        300           8,693
E.On AG (Diversified Operations)                                              400          19,583
Muenchener Rueckversicherungs-
Gesellschaft AG (Insurance)                                                    50          12,175
SAP AG (ADR) (Computers)                                                      600          20,502
Schering AG (Medical)                                                         100           5,977
                                                                                   --------------
                                                                                           66,930
                                                                                   --------------
Greece (0.67%)
Hellenic Telecommunications Organization
SA (Telecommunications)                                                       700          10,390
                                                                                   --------------
Hong Kong (1.17%)
CLP Holdings Ltd. (Utilities)                                               4,500          18,117
                                                                                   --------------
Ireland (3.10%)
Allied Irish Banks Plc (Banks - Foreign)                                    1,400          15,622
Bank of Ireland (Banks - Foreign)                                           2,500          24,219
CRH Plc (Building)                                                            500           8,325
                                                                                   --------------
                                                                                           48,166
                                                                                   --------------
Israel (1.09%)
Check Point Software Technologies Ltd.*
(Computers)                                                                   200           5,584
Teva Pharmaceutical Industries Ltd. (ADR)
(Medical)                                                                     200          11,406
                                                                                   --------------
                                                                                           16,990
                                                                                   --------------
Italy (4.43%)
Banca Nazionale del Lavoro SpA
(Banks - Foreign)                                                           4,500           9,225
ENI SpA (Oil & Gas)                                                         1,200          16,442
Luxottica Group SpA (ADR) (Medical)                                           600          10,500
Mediaset SpA (Media)                                                        1,700          13,719
Riunione Adriatica di Sicurta SpA
(Insurance)                                                                 1,616          18,870
                                                                                   --------------
                                                                                           68,756
                                                                                   --------------
Japan (14.31%)
Aiful Corp. (Finance)                                                         100           4,992
Asahi Glass Co., Ltd. (Glass Products)                                      2,000          11,119
Bridgestone Corp. (Rubber - Tires & Misc)                                   1,000          12,591
Daiwa Securities Group, Inc.
(Finance)                                                                   1,000           6,024
Fanuc Ltd. (Electronics)                                                      200          10,222
Hoya Corp. (Electronics)                                                      200          13,152
Japan Airlines Co., Ltd.
(Transport)                                                                 4,000          10,760
Nippon Steel Corp. (Steel)                                                  7,000          10,566
Nippon Television Network Corp.
(Media)                                                                        40           8,172
Nissan Motor Co., Ltd.
(Automobile/Trucks)                                                         3,000          19,570
NTT DoCoMo, Inc.
(Telecommunications)                                                            1          10,387
Oji Paper Co., Ltd. (Paper &
Paper Products)                                                             1,000           4,805
Oracle Corp., Japan (Computers)                                               200          12,255
Orix Corp. (Leasing Companies)                                                100           7,629
Shin-Etsu Chemical Co., Ltd.
(Chemicals)                                                                   400          15,184
SMC Corp. (Machinery)                                                         100          11,119
Sony Corp. (Electronics)                                                      900          40,889
Tokyo Electron Ltd. (Electronics)                                             200          12,927
                                                                                   --------------
                                                                                          222,363
                                                                                   --------------
Mexico (0.90%)
America Movil SA de CV (ADR)
(Telecommunications)                                                          500           9,050
Cemex SA de CV (ADR) (Building)                                               200           4,880
                                                                                   --------------
                                                                                           13,930
                                                                                   --------------
Netherlands (3.80%)
Aegon NV (Insurance)                                                          500          10,881
ASML Holding NV* (Electronics)                                                300           6,150
DSM NV (Chemicals)                                                            300          11,524
Koninklijke (Royal) Philips Electronics NV
(Electronics)                                                                 500          13,061
Unilever Plc (Food)                                                         2,100          17,463
                                                                                   --------------
                                                                                           59,079
                                                                                   --------------
Norway (0.70%)
Telenor ASA (Telecommunications)                                            2,800          10,841
                                                                                   --------------
Portugal (0.59%)
Portugal Telecom SGPS SA*
(Telecommunications)                                                        1,300           9,164
                                                                                   --------------
Russia (0.31%)
OAO Lukoil (ADR) (Oil & Gas)                                                  100           4,850
                                                                                   --------------
Singapore (1.75%)
Singapore Press Holdings Ltd.
(Printing - Commercial)                                                     1,000          11,955
United Overseas Bank Ltd.
(Banks - Foreign)                                                           2,000          15,176
                                                                                   --------------
                                                                                           27,131
                                                                                   --------------
South Korea (1.41%)
Samsung Electronics, Ltd.* Global
Depositary Receipts (GDR)
(Electronics) (R)                                                             100          13,125
SK Telecom Co., Ltd. (ADR)
(Telecommunications)                                                          400           8,780
                                                                                   --------------
                                                                                           21,905
                                                                                   --------------
Spain (2.33%)
Banco Popular Espanol SA
(Banks - Foreign)                                                             500          17,646
Inditex SA* (Retail)                                                          600          11,760
Sogecable SA* (Media)                                                         300           6,812
                                                                                   --------------
                                                                                           36,218
                                                                                   --------------
Sweden (0.31%)
Atlas Copco AB (Machinery)                                                    200           4,766
                                                                                   --------------
Switzerland (5.04%)
Converium Holding AG* (Insurance)                                             200           9,517
Credit Suisse Group (Banks -
Foreign)                                                                      200           6,912
Novartis AG (Medical)                                                         400          15,196
Roche Holdings AG (Medical)                                                   294          20,656
Serona SA (ADR) (Medical)                                                     600          11,250
Syngenta AG* (Chemicals)                                                      100           5,521
UBS AG (Banks - Foreign)                                                      200           9,253
                                                                                   --------------
                                                                                           78,305
                                                                                   --------------
Taiwan (0.52%)
Taiwan Semiconductor Manufacturing
Co. Ltd.* (ADR) (Electronics)                                                 500           8,125
                                                                                   --------------
Turkey (0.35%)
Turkiye Is Bankasi (Banks - Foreign)                                    1,085,000           5,444
                                                                                   --------------
United Kingdom (22.51%)
AstraZeneca Plc (Medical)                                                     200          10,115
BAA Plc (Transport)                                                         1,800          16,177
Barclays Plc (Banks - Foreign)                                                800          23,499
BG Group Plc (Oil & Gas)                                                    4,300          17,818
BHP Billiton Plc (Metal)                                                    2,900          16,415
Boots Co. Plc (Retail)                                                      1,000           9,058
BP Plc (Oil & Gas)                                                          3,500          28,857
British Airways Plc (Transport)                                             3,400           9,797
British American Tobacco Plc
(Tobacco)                                                                   1,300          11,932
British Sky Broadcasting Group Plc*
(Media)                                                                     1,600          16,235
Centrica Plc (Utilities)                                                    6,910          20,668
Corus Group Plc* (Steel)                                                    8,100           9,393
Diageo Plc (Beverages)                                                        900          10,698
GlaxoSmithKline Plc (Medical)                                                 500          12,205
GUS Plc (Retail)                                                            1,800          17,527
Hanson Plc (Building)                                                       1,600          10,595
Lloyds TSB Group Plc (Banks -
Foreign)                                                                    1,800          17,310
Man Group Plc (Finance)                                                       700          10,266
Marks & Spencer Plc (Retail)                                                2,200          11,691
Royal Bank of Scotland Group Plc
(Banks - Foreign)                                                             800          19,596
Shell Transport & Trading Co. Plc
(Oil & Gas)                                                                 1,400           9,746
Shire Pharmaceuticals Group Plc*
(Medical)                                                                   1,300           9,569
Tesco Plc (Retail)                                                          2,200           7,825
Vodafone Group Plc
(Telecommunications)                                                        7,540          14,315
WPP Group Plc (Advertising)                                                   800           8,418
                                                                                   --------------
                                                                                          349,725
                                                                                   --------------
United States (1.07%)
GlobalSantaFe Corp. (Oil & Gas)                                               600          16,590
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $1,457,812)                                                         (94.17%)      1,462,885
                                                                        ---------  --------------

                                                                        NUMBER OF
                                                                        SHARES OR
ISSUER, DESCRIPTION                                                      WARRANTS           VALUE
------------------------                                                ---------  --------------
PREFERRED STOCKS
Brazil (0.27%)
Banco Bradesco SA (Banks - Foreign)                                       700,000           4,137
                                                                                   --------------
TOTAL PREFERRED STOCKS
(Cost $4,001)                                                              (0.27%)          4,137
                                                                        ---------  --------------
WARRANTS
Germany (0.01%)
Muenchener Rueckversicherungs-
Gesellschaft AG* (Insurance)                                                    2             100
                                                                                   --------------
United Kingdom (0.47%)
Infosys Technology Ltd.*
(Computers)                                                                   100           7,247
                                                                                   --------------
TOTAL WARRANTS
(Cost $6,150)                                                              (0.48%)          7,347
                                                                        ---------  --------------
TOTAL COMMON STOCKS,
PREFERRED STOCKS, AND WARRANTS
(Cost $1,467,963)                                                         (94.92%)      1,474,369
                                                                        ---------  --------------

                                                         INTEREST      PAR VALUE
                                                             RATE  (000s OMITTED)
                                                         --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.78%)
Investment in a joint repurchase
agreement transaction with
Barclays Capital, Inc. - Dated
02-28-02, due 03-01-02 (Secured
by U.S. Treasury Inflation Index
Bonds, 3.375% thru 3.875%
due 04-15-28 thru 04-15-32)                                1.89%            $152        $152,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $152,000)                                                           (9.78%)        152,000
                                                                        ---------  --------------
TOTAL INVESTMENTS                                                       (104.70%)      1,626,369
                                                                        ---------  --------------
OTHER ASSETS AND LIABILITIES, NET                                         (4.70%)        (73,024)
                                                                        ---------  --------------
TOTAL NET ASSETS                                                        (100.00%)     $1,553,345
                                                                        =========  ==============
  * Non-income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $13,125 as of February 28, 2002.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


Portfolio Concentration (Unaudited)
---------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at February 28, 2002, assigned to the various investment categories.
                                                       VALUE
                                               OF SECURITIES
                                             AS A PERCENTAGE
INVESTMENT CATEGORIES                          OF NET ASSETS
------------------------                     ---------------
Advertising                                             0.54%
Aerospace                                               0.57
Automobiles/Trucks                                      1.26
Banks - Foreign                                        14.63
Beverages                                               0.69
Building                                                1.53
Chemicals                                               2.64
Computers                                               4.85
Cosmetics & Personal Care                               0.45
Diversified Operations                                  2.01
Electronics                                             7.57
Finance                                                 1.37
Food                                                    1.13
Glass Products                                          0.72
Insurance                                               4.15
Leasing Companies                                       0.49
Machinery                                               1.02
Media                                                   3.30
Medical                                                 8.87
Metal                                                   1.84
Oil & Gas                                              12.50
Paper & Paper Products                                  0.98
Printing - Commercial                                   0.77
Retail                                                  5.00
Rubber - Tires & Misc.                                  0.81
Steel                                                   2.53
Telecommunications                                      6.31
Tobacco                                                 0.77
Transport                                               2.37
Utilities                                               3.25
Short-Term Investments                                  9.78
                                             ---------------
TOTAL INVESTMENTS                                     104.70%
                                             ===============

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Institutional Series Trust

NOTE A --
ORGANIZATION

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Focused Small Cap Growth Fund (formerly John Hancock Small Capitalization Growth Fund) ("Focused Small Cap Growth Fund"), John Hancock Small Cap Equity Fund Y (formerly John Hancock Small Cap Equity
Fund) ("Small Cap Equity Fund Y") and John Hancock International Equity Fund ("International Equity Fund"), (each, a "Fund," and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Focused Small Cap Growth Fund is long-term growth of capital. The investment objective of the Small Cap Equity Fund Y is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in each Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith, in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on each Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discounts and amortize premiums from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of a Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity under the line of credit during the year ended February 28, 2002.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. The loans are collateralized at all times with securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2002, Focused Small Cap Growth Fund loaned securities having a market value of $118,610 collateralized by securities in the amount of $123,786, and Small Cap Equity Fund Y loaned securities having a market value of $4,350,834 collateralized by securities in the amount of $4,438,657.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency exchange contracts are closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' statement of assets and liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The International Equity Fund had the following open forward foreign currency exchange contracts at February 28, 2002:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
Buys
Japanese Yen                       13,122,333       May 02             $54
Australian AUD                          4,846     March 02             (15)
                                                              ------------
                                                                       $39
                                                              ============
Sells
Japanese Yen                        1,680,442     March 02             $22
                                                              ============

FEDERAL INCOME TAXES Each Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Funds had the following capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains.

                                                                  POST-
                     CAPITAL LOSS     CAPITAL LOSS     OCTOBER 31, 2001
                     CARRYFORWARD     CARRYFORWARD         LOSS TREATED
                         EXPIRING         EXPIRING           AS ARISING
FUND                      2/28/09          2/28/10               3/1/02
----                      -------          -------               ------
Active Bond              $ 31,537               --             $ 14,248

Dividend
  Performers                   --               --              131,090

Medium
  Capitalization
  Growth                       --       $2,538,691              108,616

Focused
  Small
  Cap Growth              332,423        2,211,877                   --

Small
  Cap
  Equity Y                     --               --              334,888

International
  Equity                  636,448        1,848,020               42,210

To the extent that such carryforwards are used by the Funds, no capital gain distributions will be made. Net capital losses that are attributable to security transactions incurred after October 31, 2001 are treated as arising on March 1, 2002, the first day of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividends. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, as follows:

FUND                  RATE
----                  ----
Active
  Bond                0.50% of average daily net assets up to $1.5 billion
                      0.45% of such assets in excess of $1.5 billion
Dividend
  Performers          0.60% of average daily net assets up to $500 million
                      0.55% of such assets in excess of $500 million
Medium
  Capitalization
  Growth              0.80% of average daily net assets up to $500 million
                      0.75% of such assets in excess of $500 million
Focused
  Small Cap
  Growth              0.80% of average daily net assets

Small
  Cap
  Equity Y 0.70% of average daily net assets up to $500 million 0.65% of such assets in excess of $500 million
International
  Equity 0.90% of average daily net assets up to $500 million 0.65% of such assets in excess of $500 million

International Equity Fund and the Adviser have a subadvisory contract with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit each Fund's expenses to the following:
0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.85% (excluding any distribution and transfer agent fees) of Focused Small Cap Growth Fund's average daily net assets, 0.80% of Small Cap Equity Fund Y's average daily net assets and 1.00% of International Equity Fund's average daily net assets, at least until June 30, 2002. Accordingly, for the year ended February 28, 2002, the reduction in each Fund's expenses amounted to the following: $75,536 for the Active Bond Fund, $65,094 for the Dividend Performers Fund, $69,576 for the Medium Capitalization Growth Fund, $63,197 for the Focused Small Cap Growth Fund, $66,014 for the Small Cap Equity Fund Y and $186,715 for the International Equity Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2002, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company. Each Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of 0.02% of the average net assets of each Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover each Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C--
FUND SHARE TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2002 aggregated as follows:

FUND                               PURCHASES        SALES
----                              ----------     -----------
Active Bond                      $28,346,198     $26,863,304
Dividend Performers                3,092,174       3,966,038
Medium Capitalization Growth      17,333,650      21,607,981
Focused Small Cap Growth           6,705,990       6,722,698
Small Cap Equity Y                22,905,197      20,048,519
International Equity               9,204,600      11,575,355

The cost of investments owned on February 28, 2002, including short-term investments owned by the Funds, and gross unrealized appreciation and depreciation of value of investments for federal income tax purposes were as follows:

                                         GROSS         GROSS  NET UNREALIZED
                      AGGREGATE     UNREALIZED    UNREALIZED    APPRECIATION
FUND                     COST     APPRECIATION  DEPRECIATION   (DEPRECIATION)
----                  ---------   ------------  ------------    ------------
Active Bond          $8,220,922       $200,895       $77,009        $123,886

Dividend
  Performers          4,297,118        862,967       295,384         567,583

Medium
  Capitalization
  Growth              4,391,950        391,533       131,728         259,805

Focused
  Small
  Cap Growth          4,444,879        418,686       596,835        (178,149)

Small
  Cap
  Equity Y           37,040,820      3,614,300    10,004,974      (6,390,674)

International
  Equity              1,624,142         86,246        84,019           2,227

The difference between book basis and tax basis net unrealized appreciation and depreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investments companies.

NOTE D--
RECLASSIFICATION OF ACCOUNTS

During the year ended February 28, 2002, the Funds reclassified capital balances to report these balances on a tax basis, excluding certain temporary difference as of February 28, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in the treatment of net operating losses, foreign currency gains and losses and return of capital under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.

                                     UNDISTRIBUTED      ACCUMULATED
                        CAPITAL     NET INVESTMENT     NET REALIZED
FUND                    PAID-IN      INCOME (LOSS)      GAIN (LOSS)
----                  ---------      -------------     ------------
Active Bond           ($28,481)            $43,225        ($14,744)

Dividend
  Performers              (141)                 48              93

Medium
  Capitalization
  Growth               (44,622)             44,431             191

Focused
  Small
  Cap Growth           (31,122)             31,064              58

Small
  Cap
  Equity Y             (41,068)             40,865             203

International
  Equity              (173,967)             30,860         143,107

NOTE E--
CHANGE IN ACCOUNTING PRINCIPLE

Effective March 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of each Fund, but for Active Bond Fund resulted in a $16,519 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of February 28, 2001.

For the Active Bond Fund the effect of this change for the year ended February 28, 2002 was to decrease net investment income by $27,532, increase unrealized appreciation of investments by $12,742 and increase net realized gain on investments by $14,790. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE F--
PROPOSED REORGANIZATIONS

On February 26, 2002, the Trustees approved the following reorganizations of Institutional Series Trust Funds into existing John Hancock retail funds:

Active Bond Fund into Bond Fund
Medium Capitalization Growth Fund into Mid Cap Growth Fund
Small Cap Equity Fund Y into Small Cap Equity Fund
International Equity Fund into International Fund

These reorganizations are scheduled to take place on or after the close of business on June 7, 2002, subject to approval by shareholders.



John Hancock Funds - Institutional Series Trust

INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Medium Capitalization Growth Fund, John Hancock Focused Small Cap Growth Fund, John Hancock Small Cap Equity Fund Y and John Hancock International Equity Fund), (the "Funds"), as of February 28, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period ended February 28, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United State of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 29, 2002


TAX INFORMATION (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended February 28, 2002.

The following Funds designated as long-term capital gain dividends during the fiscal year ended February 28, 2002 and the following dividend distributions qualify for the dividends-received deduction available to corporations:

                                     LONG-TERM     DIVIDENDS
                                 CAPITAL GAINS      RECEIVED
                                    DESIGNATED     DEDUCTION
                                    ----------     ---------
Active Bond                                 --          0.34%
Dividend Performers                 $1,154,257        100.00
Medium Capitalization Growth           801,052          0.00
Small Cap Equity Y                     905,966          1.50



John Hancock Funds - Institutional Series Trust

Trustees & Officers (Unaudited)
------------------------------------------------------------------------------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                     NUMBER OF
NAME, AGE                                              TRUSTEE    JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                     OF FUNDS  FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                      SINCE 2      BY TRUSTEE
---------------------------------                      -------      ----------

James F. Carlin 1, Born: 1940                             1995              36
Chairman and CEO, Alpha Analytical Laboratories
(chemical analysis); Part Owner and Treasurer, Lawrence
Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo
Associates (until 2000); Chairman and CEO, Carlin
Consolidated, Inc. (management/investments); Director/
Partner, Proctor Carlin & Co., Inc. (until 1999);
Trustee, Massachusetts Health and Education Tax Exempt
Trust; Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship
Healthcare, Inc. (until 1999), Carlin Insurance Agency,
Inc. (until 1999), Chairman, Massachusetts Board of
Higher Education (until 1999).

William H. Cunningham, Born: 1944                         1996              36
Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000),
STC Broadcasting, Inc. and Sunrise Television Corp.
(since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods
Corporation (since 2000), rateGenius (since 2000);
LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings
(formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith
International, Inc. (until 2000), Metamor Worldwide
(until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q
Investments; Advisory Director, Chase Bank (formerly
Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                1998              36
Chairman and Chief Executive Officer, R.M. Bradley &
Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical
Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel
College.

Charles L. Ladner 1, Born: 1938                           1995              36
Chairman and Trustee, Dunwoody Village, Inc.
(continuing care retirement community); Senior Vice
President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997)
(gas distribution); Director, EnergyNorth, Inc. (until
1995); Director, Parks and History Association (since
2001).

Steven Pruchansky, Born: 1944                             1995              36
Chairman and Chief Executive Officer, Mast Holdings,
Inc. (since 2000); Director and President, Mast
Holdings, Inc. (until 2000); Managing Director,
JonJames, LLC (real estate) (since 2001); Director,
First Signature Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                               1995              36
Lieutenant General, United States Marine Corps; Deputy
Chief of Staff for Manpower and Reserve Affairs,
Headquarters Marine Corps; Commanding General III
Marine Expeditionary Force/3rd Marine Division (retired
1991).

John P. Toolan 1, Born: 1930                              1995              36
Director, The Smith Barney Muni Bond Funds, The Smith
Barney Tax-Free Money Funds, Inc., Vantage Money Market
Funds (mutual funds), The Inefficient-Market Fund, Inc.
(closed-end investment company) and Smith Barney Trust
Company of Florida; Chairman, Smith Barney Trust
Company (retired 1991); Director, Smith Barney, Inc.,
Mutual Management Company and Smith Barney Advisers,
Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).



INTERESTED TRUSTEES 3

NAME, AGE                                                            NUMBER OF
POSITION(S) HELD WITH FUNDS                            TRUSTEE    JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                     OF FUNDS  FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                      SINCE 2      BY TRUSTEE
---------------------------------                      -------      ----------

John M. DeCiccio, Born: 1948                              2001              66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director,
Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of the
Committee of Finance of John Hancock Life Insurance
Company; Director, John Hancock Subsidiaries, LLC,
Hancock Natural Resource Group, Independence Investment
LLC, Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"), John
Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc.
("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc. ("Signature Services")
(until 1997).

Maureen R. Ford, Born: 1955                               2000          66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial
Services, Inc., John Hancock Life Insurance Company;
Chairman, Director, President and Chief Executive
Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock
Funds; Chairman, Director and President, Insurance
Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co. (until
1999); Senior Vice President, Connecticut Mutual
Insurance Co. (until 1996).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUNDS                                            OFFICER
PRINCIPAL OCCUPATION(S) AND OTHER                                     OF FUNDS
DIRECTORSHIPS DURING PAST 5 YEARS                                        SINCE
---------------------------------                                      -------

William L. Braman, Born: 1953                                             2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John Hancock funds;
Director, SAMCorp., Executive Vice President and Chief
Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                              2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and
Treasurer, the Adviser, John Hancock Funds, and The
Berkeley Group; Second Vice President and Senior
Associate Controller, Corporate Tax Department, John
Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                             1995
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John
Hancock Funds.

William H. King, Born: 1952                                               1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser;
Vice President and Treasurer of each of the John
Hancock funds; Assistant Treasurer of each of the John
Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                               1995
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal
Officer, SAMCorp., the Adviser and each of the John
Hancock funds, John Hancock Funds and The Berkeley
Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

    The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts, 02199.

    The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

(1) Member of Audit Committee.

(2) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KB00A  2/02
       4/02






The latest report from your
Fund's management team

ANNUAL REPORT

Institutional
Series Trust

Independence Balanced Fund

Independence Diversified Core Equity Fund II

Independence Medium Capitalization Fund

FEBRUARY 28, 2002

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                               Page

1) CEO Corner                                                     3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund                        4
   John Hancock Independence Diversified Core Equity Fund II      7
   John Hancock Independence Medium Capitalization Fund          10

3) Financial Statements                                          13

4) Notes to Financial Statements                                 33

5) Trustees & Officers                                           38


CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment LLC
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive
Officer, flush right next to first paragraph.]

CEO CORNER

DEAR FELLOW SHAREHOLDERS,

The uncertainty and volatility that marked the year 2001 carried over into the first two months of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. February ended with two of the major indexes losing a bit of ground year to date, with the Standard & Poor's 500 Index returning -3.36% and the Nasdaq Composite Index off by -11.22%, while the Dow Jones Industrial Average returned 1.17%. Bond results were more muted than last year, but for the most part were positive in the first two months of 2002.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JIM SHALLCROSS,
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Independence Balanced Fund

Bonds outperform stocks for a second straight year as economy slips into recession

The past year was difficult for stocks. Corporate earnings slumped amid an ever-weakening economy, and stock prices fell. The tragic events of September 11 initially weighed heavily on stocks, although the market rebounded strongly in the fourth quarter of 2001 as investors began to anticipate a potential economic recovery. The first two months of this year were especially rough, as the collapse of Enron called into question corporate accounting and financial reporting practices.

"Many of
 our holdings
 in the
 retail sector
 performed
 especially
 well."

Bonds, meanwhile, were buoyed by many of the same conditions that hurt stocks. In the face of a weak economy and the terrorist attacks, the Federal Reserve Board slashed interest rates, sending bond prices higher. Furthermore, economic and political uncertainty prompted many investors to re-allocate more of their portfolios toward bonds.

[Table at bottom left-hand column entitled "Top Five Sectors." The first listing is U.S. Government Agencies 17%, the second is Medical 11%, the third Computers 8%, the fourth Finance 7% and the fifth Mortgage Banking 6%. A note below the table reads "As a percentage of net assets on February 28, 2002."]

For the 12-month period ended February 28, 2002, John Hancock Independence Balanced Fund posted a total return of -2.65% at net asset value, compared with the average balanced fund's -4.12% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned -0.92%. For historical performance information, see page six. Our average asset allocation during the year was 66% in stocks and 34% in bonds.

Stocks: Leaders and laggards

Although the stock portion of the Fund struggled along with the market, it outpaced the returns of the S&P 500 Index. The bulk of that outperformance can be attributed to our stock selection. In a year when many investors shifted their focus from growth to value, we were rewarded for sticking to our discipline of selecting stocks that combine cheapness and improving fundamentals.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -2.65% total return for John Hancock Independence Balanced Fund. The second bar represents the -4.12% total return for Average balanced fund. The third bar represents the -0.92% total return for 50% S&P 500 Index/50% LB Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Many of our holdings in the retail sector performed especially well. Discounters such as TJX and Kohl's rose as shoppers became more value conscious. Home retailer holdings including Lowe's also performed well, helped by the strength in home refinancings and an increased "nesting" mentality in reaction to the events of September 11. A "back-to-basics" investor mentality also helped boost our holdings in basic materials companies such as Praxair and Air Products & Chemicals.

Our disciplined investment approach also led to good stock selection in the technology sector, which came under intense pressure as capital spending slowed and earnings projections were repeatedly adjusted downward. Our emphasis on software companies such as PeopleSoft and Intuit were rewarded, and information services companies, including First Data and Concord EFS, each had total returns in excess of 30%. The beleaguered telecommunications sector was the source of some of our biggest disappointments during the year.

But by far the biggest disappointment was Enron. The company had roughly $20 billion in debt that it had successfully hidden from Wall Street. When the Securities and Exchange Commission launched an investigation and it became apparent that the company was being less than forthcoming, we sold our entire position in the stock.

"We're
 reasonably
 upbeat
 about the
 performance
 of stocks
 and
 corporate
 bonds over
 the next
 year or so."

Bond strategy

Throughout the period, we maintained our focus on higher-yielding alternatives to U.S. Treasury bonds, specifically targeting corporate and mortgage securities. Both groups outperformed Treasuries and helped our performance. Given all the volatility in interest rates during the year, we were also helped by our approach to managing interest-rate sensitivity. Rather than positioning the Fund to benefit from falling rates or escape rising rates, we kept the Fund's interest-rate sensitivity in line with the market overall. By doing so, we avoided the pitfalls of having too much or too little sensitivity at the wrong point.

Outlook

We're reasonably upbeat about the performance of stocks and corporate bonds over the next year or so. We expect the U.S. economy will grow moderately in 2002. The consumer remains strong, labor markets appear to be stabilizing and the nearly two-year decline in industrial production is seemingly near an end. In our view, this all adds to what we believe will be gradually increasing corporate profits and business investments.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002
                                                                   SINCE
                                     ONE            FIVE       INCEPTION
                                    YEAR           YEARS         (7/6/95)
                                 -------         -------         -------
Cumulative Total Returns          (2.65%)         40.97%          74.90%
Average Annual Total Returns      (2.65%)          7.11%           8.77%

YIELD

As of February 28, 2002
                                                              SEC 30-DAY
                                                                   YIELD
                                                                 -------
                                                                   1.50%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is not possible to invest in an index.

[Line chart with the heading "John Hancock Independence Balanced Fund," representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $19,325 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $17,490 as of February 28, 2002.]



BY IAN ARVIN FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

U.S. economy and stock market struggle over the last 12 months

The 12 months under review were difficult in a variety of ways. For most of the period, a sluggish economy stubbornly refused to respond to repeated cuts in short-term interest rates by the Federal Reserve Board. The stock market, reacting to bleak news on the economy and corporate earnings, was already testing its lows from the previous spring when the terrorists struck on September 11. The attacks drove share prices down sharply for a few days and led many investors to worry about a prolonged recession.

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Lowe's 4.8%, the second is Citigroup 4.2%, the third ExxonMobil 3.6%, the fourth General Electric 3.5% and the fifth Microsoft 3.5%. A note below the table reads "As a percentage of net assets on February 28, 2002."]

However, the Fed reassured the markets with four rate reductions in the final four months of the year. Sensing that the post-attack selling had reached irrational levels, and gaining confidence in the longer-term outlook because of the Fed's responsiveness, investors began buying in late September, triggering a rally that carried through the end of 2001. Although Congressional hearings on the Enron bankruptcy made investors nervous about corporate accounting practices and reluctant to commit funds for much of January and February, improving economic data enabled the market to firm a bit near the end of the period.

"Our
 methodology
 seeks out
 undervalued
 stocks of
 companies
 with
 improving
 fundamen-
 tals..."

Fund performance

For the 12 months ending February 28, 2002, John Hancock Independence Diversified Core Equity Fund II had a total return of -8.46% at net asset value. That was better than the -9.51% return of the Standard & Poor's 500 Index and the -11.35% return of the average large-cap core fund, according to Lipper, Inc. Historical performance can be found on page nine.

As stock pickers, we faced a headwind because of the significant outperformance of small-cap stocks over mid caps and large caps. On the other hand, the value sector bested growth, which helped us to some extent. Our methodology seeks out undervalued stocks of companies with improving fundamentals, thereby incorporating both value and growth considerations. However, we tend to do better compared with the overall market when investors are hard-nosed about demanding solid evidence of a company's growth prospects than when markets are driven by speculative fever, as they were in late 1990s.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 3% with -15% at the bottom and 0% at the top. The first bar represents the -8.46% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the -11.35% total return for Average large-cap core fund. The third bar represents the -9.51% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Stock selection in the information technology sector was particularly helpful to our performance versus the S&P 500 Index, while stock selection in telecommunications services and utilities was somewhat detrimental, as was a modest underweighting in consumer staples.

Winners and losers

Holdings that made a positive contribution to the Fund's performance included home improvement retailer Lowe's, which benefited from a strong housing market, lower interest rates and expansion into larger metropolitan markets. Pharmaceutical stock Johnson & Johnson was another strong performer. While many drug companies struggled with weaker-than-expected earnings due to expiring patents and a shortage of new products, Johnson & Johnson had minimal exposure to generic drug threats and consistently met its earnings forecasts. First Data, a credit card transaction processing company, did well because of robust consumer spending and greater exposure to international markets.

Among the Fund's biggest detractors were General Electric and Cisco Systems. GE's turbine business slowed along with the demand for power generation plants. Cisco suffered from excess capacity in the networks for which it supplies routers and other equipment. We underweighted both stocks relative to the benchmark, but they still detracted from performance on an absolute basis. Conglomerate Tyco International also hurt our performance. The stock was hit hard near the end of the period by concerns about the company's accounting procedures. When the news first broke on this story, we felt it would be prudent to reduce our overweighting to a market weighting. That turned out to be a timely decision, as Tyco continued to fall after we trimmed our position.

"The recent
 spate of
 favorable
 economic
 news seems
 to indicate
 that the
 recession
 is over..."

Outlook

The recent spate of favorable economic news seems to indicate that the recession is over and recovery is on the way. The main uncertainty is the likely shape of the recovery. We believe that the first half of 2002 will be sluggish, with growth in the economy and corporate earnings picking up noticeably in the second half of the year and providing a reasonably favorable backdrop for equities. We will continue our efforts to add value by selecting stocks based on our tested growth and value parameters.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002
                                                                      SINCE
                                        ONE            FIVE       INCEPTION
                                       YEAR           YEARS        (3/10/95)
                                    -------         -------         -------
Cumulative Total Returns             (8.46%)         44.43%         131.09%
Average Annual Total Returns         (8.46%)          7.63%          12.76%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading "John Hancock Independence Diversified Core Equity Fund II," representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,490 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $23,109 as of February 28, 2002.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Mid-cap stocks outperform large, as stock market buffeted by recession

The slowing U.S. economy was a major theme for most of the 12-month period under review. Despite repeated cuts in short-term interest rates by the Federal Reserve Board, GDP growth continued to decelerate, corporate layoffs multiplied and capital spending remained in the doldrums. However, falling interest rates kept consumers spending freely, softening the sting of the slowdown. In the final two months of the period, the economic picture brightened, as a variety of indicators, from GDP growth to unemployment, began to deliver better-than-expected results.

"...stock
 selection had
 a positive
 influence...
 in infor-
 mation tech-
 nology and
 consumer
 discre-
 tionary..."

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is BorgWarner Automotive 1.7%, the second is SouthTrust Corp. 1.7%, the third Mylan Laboratories 1.6%, the fourth Electric Arts 1.5% and the fifth First Health Group 1.5%. A note below the table reads "As a percentage of net assets on February 28, 2002."]

The terrorist attacks of September 11 had a predictably negative, but relatively brief, impact on share prices. After plunging for several days, share prices found their footing and began a rally that carried through the end of the year. Motivated in part by bargain hunting, investors also were heartened by the Fed's commitment to cutting interest rates in an attempt to avoid a recession. However, the Enron bankruptcy in December and the subsequent Congressional hearings into the matter prompted greater scrutiny of corporate accounting practices and impeded the market's upward progress in the first two months of 2002.

Mid-cap and small-cap stocks fared better than large caps, with the notable exception of a brief period right after September 11, when investors were drawn to large caps for their perceived greater safety and quality. Value had a significant edge over growth for the period as a whole.

Performance summary

For the 12 months ending February 28, 2002, John Hancock Independence Medium Capitalization Fund had a total return of 0.83% at net asset value, compared with the -3.27% return of the average multi-cap value fund, according to Lipper, Inc. The Standard & Poor's MidCap 400 Index returned 2.69% in the same period. Historical performance can be found on page 12.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2002." The chart is scaled in increments of 2% with -4% at the bottom and 4% at the top. The first bar represents the 0.83% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the -3.27% total return for Average multi-cap value fund. The third bar represents the 2.69% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

While the soft economy was detrimental to our absolute performance, the Fund's emphasis on finding undervalued stocks of companies with improving fundamentals enabled us to perform better than our peers. Investors vacillated between value and growth stocks, but for the most part they remained conscious of the need to achieve growth at a reasonable price, which resulted in a relatively rational market that rewarded good stock selection. This is the kind of market in which we like to operate.

Leaders and laggards

Looking at sectors, stock selection had a positive influence on performance in information technology and consumer discretionary, while stock selection in utilities, industrials and financials detracted from performance. In addition, an overweighting in information technology and an underweighting in financials both were negative factors.

Network Associates headed the list of stocks that helped performance. The company, a maker of security software, saw its stock lifted by the increased focus on security issues resulting from September 11, as well as the positive effects of a cost-cutting program. Direct mail clothing merchant Lands' End also performed well. The stock had fallen sharply in 2000 and responded well to effective inventory management and cost cutting. TCF Financial, a regional bank, did a good job of managing the credit quality of its loans, which aided its stock.

On the downside, teen clothing retailer Abercrombie & Fitch was a significant detractor, in part due to disappointing back-to-school sales. Two oil and gas drillers, BJ Services and Noble Drilling, reflected lower energy prices and the subsequent cuts in exploration budgets by large integrated energy companies. Another detractor, Waters Corp., was symptomatic of a disappointing biotechnology sector, where valuations were stretched and accounting concerns at one of Waters' competitors were felt across the entire sector.

"... we
 should see
 an improving
 economy
 throughout
 2002."

Outlook

Recent economic data have revealed the economy to be in better shape than previously thought, even during the fourth quarter of 2001, when conditions seemed to reach a nadir. While we still do not look for a rapid rebound in capital spending, we should see an improving economy throughout 2002. One challenge for investors will be not to go overboard and bid share prices up too rapidly. Our disciplined methodology should help us navigate these markets effectively.



A LOOK AT PERFORMANCE

For the period ended February 28, 2002
                                                                   SINCE
                                     ONE            FIVE       INCEPTION
                                    YEAR           YEARS        (10/2/95)
                                 -------         -------         -------
Cumulative Total Returns           0.83%          80.53%         132.11%
Average Annual Total Returns       0.83%          12.54%          14.04%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading "John Hancock Independence Medium Capitalization Fund," representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's Midcap 400 Index and is equal to $25,416 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $23,211 as of February 28, 2002.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
February 28, 2002
------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE           INDEPENDENCE
                                                INDEPENDENCE   DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                               BALANCED FUND     EQUITY FUND II                   FUND
                                               -------------     --------------  ---------------------
Assets:
Investments at value (cost --
$15,222,319, $68,869,652 and
$1,802,455, respectively)                        $17,283,720        $87,000,817             $2,128,018
Cash                                                     144                550                    418
Receivable for investments sold                       45,156             64,159                     --
Dividends and interest receivable                     46,383            102,593                  1,987
Receivable from affiliates                                --                 --                  5,487
Other assets                                          13,654             61,519                  1,426
                                                 -----------        -----------            -----------
Total Assets                                      17,389,057         87,229,638              2,137,336
------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                  2,276,302                 --                     --
Payable for shares repurchased                         4,661              5,166                     --
Payable to affiliates                                  8,849             34,548                     --
Accounts payable and accrued expenses                 50,874            193,294                 34,418
                                                 -----------        -----------            -----------
Total Liabilities                                  2,340,686            233,008                 34,418
------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   13,256,798         68,519,460              1,179,097
Accumulated net realized gain
(loss) on investments                               (301,849)           286,591                598,898
Net unrealized appreciation of
investments                                        2,061,401         18,131,165                325,563
Undistributed net investment income
(distributions in excess of net
investment income)                                    32,021             59,414                   (640)
                                                 -----------        -----------            -----------
Net Assets                                       $15,048,371        $86,996,630             $2,102,918
======================================================================================================

Net Asset Value Per Share:
(Based on 1,660,980, 13,389,454 and
182,913 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares
authorized with no par value)                          $9.06              $6.50                 $11.50
======================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 2002. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statement of Operations
Year ended February 28, 2002
------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE           INDEPENDENCE
                                                INDEPENDENCE   DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                               BALANCED FUND     EQUITY FUND II                   FUND
                                               -------------     --------------  ---------------------
Investment Income:
Interest (including income on
securities loaned of none, $1,089
and $211, respectively)                             $538,070            $63,574                 $8,163
Dividends (net of foreign
withholding taxes of $1,143,
$9,407 and $456, respectively)                       245,126          1,519,069                102,600
                                                 -----------        -----------            -----------
                                                     783,196          1,582,643                110,763
                                                 -----------        -----------            -----------
Expenses:
Investment management fee                            197,602            592,188                 84,069
Registration and filing fee                           28,370             52,416                 23,214
Custodian fee                                         26,627             51,723                 17,492
Auditing fee                                          22,600             32,400                 17,925
Transfer agent fee                                    16,999             59,219                  5,254
Printing                                               6,147              8,411                  7,108
Accounting and legal services fee                      5,789             24,308                  2,066
Trustees' fee                                          1,068              4,821                    230
Miscellaneous                                            420              6,447                    758
Legal fee                                                281              1,125                    153
Interest expense                                          --                637                    293
                                                 -----------        -----------            -----------
Total Expenses                                       305,903            833,695                158,562
Less Expense Reductions                              (51,846)            (3,926)               (53,475)
------------------------------------------------------------------------------------------------------
Net Expenses                                         254,057            829,769                105,087
------------------------------------------------------------------------------------------------------
Net Investment Income                                529,139            752,874                  5,676
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold                 42,923            575,784                683,382
Change in net unrealized
depreciation of investments                       (1,276,337)       (12,198,547)              (947,432)
                                                 -----------        -----------            -----------
Net Realized and Unrealized Loss                  (1,233,414)       (11,622,763)              (264,050)
------------------------------------------------------------------------------------------------------
Decrease in Net Assets from Operations             ($704,275)      ($10,869,889)             ($258,374)
======================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.





Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                      INDEPENDENCE           INDEPENDENCE DIVERSIFIED
                                                      BALANCED FUND             CORE EQUITY FUND II
                                                 ------------------------    --------------------------
                                                  YEAR ENDED FEBRUARY 28,      YEAR ENDED FEBRUARY 28,
                                                 ------------------------    --------------------------
                                                     2001         2002           2001           2002
                                                 -----------  -----------    -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $1,293,456     $529,139     $2,076,952       $752,874
Net realized gain                                  3,773,845       42,923     76,477,429        575,784
Change in net unrealized depreciation             (2,214,398)  (1,276,337)   (61,720,858)   (12,198,547)
                                                 -----------  -----------    -----------    -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                   2,852,903     (704,275)    16,833,523    (10,869,889)
                                                 -----------  -----------    -----------    -----------
Distributions to Shareholders:
From net investment income                        (1,361,734)    (639,523)    (2,263,269)      (876,035)
From net realized gain                            (5,809,948)          --    (87,327,788)   (18,249,169)
                                                 -----------  -----------    -----------    -----------
Total Distributions to Shareholders               (7,171,682)    (639,523)   (89,591,057)   (19,125,204)
                                                 -----------  -----------    -----------    -----------
From Fund Share Transactions: *
Shares sold                                       16,398,287    5,620,360     95,730,680     63,436,460
Shares issued to shareholders in
reinvestment of distributions                      7,176,062      639,284     89,504,771     19,092,604
Less shares repurchased                          (44,268,315) (25,504,097)  (391,359,218)  (112,532,037)
                                                 -----------  -----------    -----------    -----------
Net Decrease                                     (20,693,966) (19,244,453)  (206,123,767)   (30,002,973)
                                                 -----------  -----------    -----------    -----------

Net Assets:
Beginning of period                               60,649,367   35,636,622    425,875,997    146,994,696
                                                 -----------  -----------    -----------    -----------
End of period (including
undistributed net investment
income of $136,745, $32,021,
$181,356 and $59,414, respectively)              $35,636,622  $15,048,371   $146,994,696    $86,996,630
                                                 ===========  ===========   ============   ============


* Analysis of Fund Share Transactions:
Shares sold                                        1,426,451      610,275      6,422,487      7,282,523
Shares issued to shareholders in
reinvestment of distributions                        722,973       70,564      9,626,939      2,822,796
Less shares repurchased                           (3,857,647)  (2,764,968)   (29,473,073)   (13,217,313)
                                                 -----------  -----------    -----------    -----------
Net Decrease                                      (1,708,223)  (2,084,129)   (13,423,647)    (3,111,994)
                                                 ===========  ===========   ============   ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------
                                                   INDEPENDENCE MEDIUM
                                                   CAPITALIZATION FUND
                                                 ------------------------
                                                  YEAR ENDED FEBRUARY 28,
                                                 ------------------------
                                                     2001         2002
                                                 -----------  -----------

Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                $42,606       $5,676
Net realized gain                                  1,811,066      683,382
Change in net unrealized depreciation               (232,293)    (947,432)
                                                 -----------  -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                   1,621,379     (258,374)
                                                 -----------  -----------
Distributions to Shareholders:
From net investment income                           (42,957)     (10,079)
From net realized gain                            (2,369,957)     (53,031)
                                                 -----------  -----------
Total Distributions to Shareholders               (2,412,914)     (63,110)
                                                 -----------  -----------
From Fund Share Transactions: *
Shares sold                                        7,383,548    3,002,799
Shares issued to shareholders in
reinvestment of distributions                      2,412,726       63,110
Less shares repurchased                           (6,545,189) (15,522,882)
                                                 -----------  -----------
Net Increase (Decrease)                            3,251,085  (12,456,973)
                                                 -----------  -----------

Net Assets:
Beginning of period                               12,421,825   14,881,375
                                                 -----------  -----------
End of period (including
undistributed net investment
income of $3,200 and
distributions in excess of net
investment income of $640,
respectively)                                    $14,881,375   $2,102,918
                                                 ===========  ===========


* Analysis of Fund Share Transactions:
Shares sold                                          545,802      257,082
Shares issued to shareholders in
reinvestment of distributions                        204,296        5,551
Less shares repurchased                             (483,464)  (1,343,911)
                                                 -----------  -----------
Net Increase (Decrease)                              266,634   (1,081,278)
                                                 ===========  ===========

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                                    ------------------------      FEBRUARY 29,      ------------------------
                                                      1998            1999            2000            2001            2002 (1)
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $9.94          $11.42          $11.99          $11.12           $9.52
                                                    --------        --------        --------        --------        --------
Net Investment Income (2)                               0.38            0.26            0.27            0.28            0.18
Net Realized and Unrealized
Gain (Loss) on Investments                              1.60            1.37           (0.02)           0.10           (0.43)
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        1.98            1.63            0.25            0.38           (0.25)
                                                    --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                             (0.35)          (0.29)          (0.28)          (0.30)          (0.21)
From Net Realized Gain                                 (0.15)          (0.77)          (0.84)          (1.68)             --
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.50)          (1.06)          (1.12)          (1.98)          (0.21)
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                        $11.42          $11.99          $11.12           $9.52           $9.06
                                                    ========        ========        ========        ========        ========
Total Return (3,4)                                    20.44%          14.50%           1.83%           3.13%          (2.65%)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)                  $77             $83             $61             $36             $15
Ratio of Expenses to Average
Net Assets                                             0.90%           0.90%           0.90%           0.90%           0.90%
Ratio of Adjusted Expenses to
Average Net Assets (5)                                 1.06%           0.95%           0.96%           0.91%           1.08%
Ratio of Net Investment
Income to Average Net Assets                           3.52%           2.26%           2.26%           2.51%           1.87%
Portfolio Turnover                                      224%            158%            268%            261%            202%

(1) As required effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities.
    The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by less than $0.01, decrease net realized and unrealized losses per share by less than $0.01, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 1.89%. Per share ratios and supplemental data for periods prior to
    March 1, 2001 have not been restated to reflect this change in presentation.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                               ------------------------      FEBRUARY 29,      ------------------------
                                                 1998            1999            2000            2001            2002
                                               --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period             $12.76          $15.34          $15.69          $14.23           $8.91
                                               --------        --------        --------        --------        --------
Net Investment Income (1)                          0.17            0.12            0.09            0.09            0.05
Net Realized and Unrealized
Gain (Loss) on Investments                         3.91            2.76            0.34           (0.29)          (0.75)
                                               --------        --------        --------        --------        --------
Total from Investment Operations                   4.08            2.88            0.43           (0.20)          (0.70)
                                               --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                        (0.17)          (0.14)          (0.09)          (0.10)          (0.06)
From Net Realized Gains                           (1.33)          (2.39)          (1.80)          (5.02)          (1.65)
                                               --------        --------        --------        --------        --------
Total Distributions                               (1.50)          (2.53)          (1.89)          (5.12)          (1.71)
                                               --------        --------        --------        --------        --------

Net Asset Value, End of Period                   $15.34          $15.69          $14.23           $8.91           $6.50
                                               ========        ========        ========        ========        ========
Total Return (2)                                 33.61%          18.98%           1.99%          (2.68%)         (8.46%) (3)

Ratios and Supplemental Data
Net Assets, End of Period (in millions)            $572            $552            $426            $147             $87
Ratio of Expenses to Average
Net Assets                                        0.65%           0.63%           0.64%           0.67%           0.70%
Ratio of Adjusted Expenses to
Average Net Assets (4)                               --              --              --              --           0.70%
Ratio of Net Investment
Income to Average Net Assets                      1.12%           0.76%           0.57%           0.61%           0.64%
Portfolio Turnover                                  76%             55%             69%             56%             52%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment.

(3) Total return would have been lower had certain expenses not been reduced during the period shown.

(4) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------
                                                     YEAR ENDED FEBRUARY 28,       YEAR ENDED        YEAR ENDED FEBRUARY 28,
                                                    ------------------------      FEBRUARY 29,      ------------------------
                                                      1998            1999            2000            2001            2002
                                                    --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $10.45          $13.30          $12.04          $12.45          $11.77
                                                    --------        --------        --------        --------        --------
Net Investment Income (1)                               0.09            0.08            0.06            0.04            0.01
Net Realized and Unrealized
Gain on Investments                                     3.69            0.06            1.58            1.60            0.09
                                                    --------        --------        --------        --------        --------
Total from Investment Operations                        3.78            0.14            1.64            1.64            0.10
                                                    --------        --------        --------        --------        --------

Less Distributions:
From Net Investment Income                             (0.09)          (0.09)          (0.06)          (0.04)          (0.06)
From Net Realized Gain                                 (0.84)          (1.31)          (1.17)          (2.28)          (0.31)
                                                    --------        --------        --------        --------        --------
Total Distributions                                    (0.93)          (1.40)          (1.23)          (2.32)          (0.37)
                                                    --------        --------        --------        --------        --------
Net Asset Value, End of Period                        $13.30          $12.04          $12.45          $11.77          $11.50
                                                    ========        ========        ========        ========        ========
Total Return (2,3)                                    37.30%           0.96%          14.18%          13.14%           0.83%

Ratios and Supplemental Data
Net Assets, End of Period (in millions)                  $10             $10             $12             $15              $2
Ratio of Expenses to Average
Net Assets                                             1.00%           1.00%           1.00%           1.00%           1.00%
Ratio of Adjusted Expenses to
Average Net Assets (4)                                 1.36%           1.60%          1.52%            1.32%           1.51%
Ratio of Net Investment
Income to Average Net Assets                           0.75%           0.59%           0.44%           0.29%           0.05%
Portfolio Turnover                                       65%             67%            136%            145%             76%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on February 28, 2002. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities, and short-term investments. The common stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                          NUMBER OF
ISSUER, DESCRIPTION                                                                          SHARES           VALUE
--------------------                                                                      ---------  --------------
COMMON STOCKS
Aerospace (1.56%)
Boeing Co. (The)                                                                              2,300        $105,708
General Dynamics Corp.                                                                          300          27,264
United Technologies Corp.                                                                     1,400         102,130
                                                                                                     --------------
                                                                                                            235,102
                                                                                                     --------------
Automobiles/Trucks (0.83%)
Ford Motor Co.                                                                                4,500          66,960
Lear Corp.*                                                                                   1,300          58,110
                                                                                                     --------------
                                                                                                            125,070
                                                                                                     --------------
Banks - United States (2.82%)
Bank of America Corp.                                                                         4,000         255,800
TCF Financial Corp.                                                                             700          35,980
U.S. Bancorp                                                                                  5,000         104,250
Wells Fargo & Co.                                                                               600          28,140
                                                                                                     --------------
                                                                                                            424,170
                                                                                                     --------------
Beverages (1.15%)
Anheuser-Busch Cos., Inc.                                                                     1,600          81,360
PepsiCo, Inc.                                                                                 1,800          90,900
                                                                                                     --------------
                                                                                                            172,260
                                                                                                     --------------
Building (0.89%)
Black & Decker Corp. (The)                                                                    1,800          87,300
Danaher Corp.                                                                                   700          47,061
                                                                                                     --------------
                                                                                                            134,361
                                                                                                     --------------
Chemicals (2.25%)
Air Products & Chemicals, Inc.                                                                1,100          53,350
Dow Chemical Co.                                                                              4,500         140,760
Eastman Chemical Co.                                                                          1,300          57,200
Praxair, Inc.                                                                                 1,500          86,850
                                                                                                     --------------
                                                                                                            338,160
                                                                                                     --------------
Computers (8.32%)
BEA Systems, Inc.*                                                                            2,400          30,504
Brocade Communications Systems,
Inc.*                                                                                           700          15,379
Cisco Systems, Inc.*                                                                          9,900         141,273
Dell Computer Corp.*                                                                          6,100         150,609
Electronic Data Systems Corp.                                                                   900          53,127
EMC Corp.*                                                                                    4,700          51,230
First Data Corp.                                                                              1,500         122,280
Intuit, Inc.*                                                                                 1,600          60,624
Microsoft Corp.*                                                                              5,300         309,202
Network Appliance, Inc.*                                                                      2,100          33,579
Network Associates, Inc.*                                                                     1,600          37,952
Oracle Corp.*                                                                                 7,000         116,340
PeopleSoft, Inc.*                                                                               900          26,163
Sun Microsystems, Inc.*                                                                       7,600          64,676
VERITAS Software Corp.*                                                                       1,100          39,039
                                                                                                     --------------
                                                                                                          1,251,977
                                                                                                     --------------
Cosmetics & Personal Care (0.62%)
Avon Products, Inc.                                                                           1,800          93,042
                                                                                                     --------------
Diversified Operations (3.26%)
General Electric Co.                                                                          9,600         369,600
Honeywell International, Inc.                                                                 1,500          57,180
Tyco International Ltd.                                                                       2,200          64,020
                                                                                                     --------------
                                                                                                            490,800
                                                                                                     --------------
Electronics (3.02%)
Analog Devices, Inc.*                                                                         1,200          44,652
Applied Materials, Inc.*                                                                      1,300          56,511
Intel Corp.                                                                                   8,900         254,095
Linear Technology Corp.                                                                       1,900          69,977
Texas Instruments, Inc.                                                                       1,000          29,350
                                                                                                     --------------
                                                                                                            454,585
                                                                                                     --------------
Finance (4.34%)
Citigroup, Inc.                                                                               7,400         334,850
Concord EFS, Inc.*                                                                            2,600          78,078
J.P. Morgan Chase & Co.                                                                       3,000          87,750
MBNA Corp.                                                                                    1,500          52,020
Washington Mutual, Inc.                                                                       3,100         100,843
                                                                                                     --------------
                                                                                                            653,541
                                                                                                     --------------
Food (1.16%)
Archer Daniels Midland Co.                                                                    3,600          49,860
Kraft Foods, Inc. (Class A)                                                                   1,700          66,470
Unilever NV, American Depositary Receipts
(ADR) (Netherlands)                                                                           1,000          58,280
                                                                                                     --------------
                                                                                                            174,610
                                                                                                     --------------
Insurance (3.80%)
American International Group, Inc.                                                            3,300         244,101
Hartford Financial Services Group,
Inc. (The)                                                                                    2,400         160,800
Lincoln National Corp.                                                                        1,400          71,694
Radian Group, Inc.                                                                            1,000          46,670
Torchmark Corp.                                                                               1,200          48,228
                                                                                                     --------------
                                                                                                            571,493
                                                                                                     --------------
Media (1.95%)
AOL Time Warner, Inc.*                                                                        4,900         121,520
Clear Channel Communications, Inc.*                                                             500          23,310
Liberty Media Corp. (Class A)*                                                                4,000          51,200
Viacom, Inc. (Class B)*                                                                       2,100          97,755
                                                                                                     --------------
                                                                                                            293,785
                                                                                                     --------------
Medical (10.04%)
Abbott Laboratories                                                                           1,600          90,480
Allergan, Inc.                                                                                1,800         116,712
American Home Products Corp.                                                                  3,200         203,360
HCA, Inc.                                                                                     1,800          73,314
Invitrogen Corp.*                                                                               800          36,512
Johnson & Johnson                                                                             3,400         207,060
King Pharmaceuticals, Inc.*                                                                   1,100          34,166
Laboratory Corp. of America
Holdings*                                                                                       700          57,036
Lincare Holdings, Inc.*                                                                         500          12,580
Pfizer, Inc. #                                                                                7,900         323,584
Pharmacia Corp.                                                                               3,000         123,150
Schering-Plough Corp.                                                                           100           3,449
Tenet Healthcare Corp.*                                                                       2,300         132,825
Trigon Healthcare, Inc.*                                                                        700          50,190
Universal Health Services, Inc.
(Class B)*                                                                                    1,200          46,188
                                                                                                     --------------
                                                                                                          1,510,606
                                                                                                     --------------
Mortgage Banking (1.40%)
Fannie Mae                                                                                    2,700         211,275
                                                                                                     --------------
Office (0.55%)
Avery Dennison Corp.                                                                            800          51,200
Reynolds & Reynolds Co. (The)
(Class A)                                                                                     1,100          32,285
                                                                                                     --------------
                                                                                                             83,485
                                                                                                     --------------
Oil & Gas (5.24%)
Baker Hughes, Inc.                                                                            1,200          42,372
BP Amoco Plc. ADR (United Kingdom)                                                            1,100          54,505
ChevronTexaco Corp.*                                                                            900          75,996
Conoco, Inc.                                                                                  2,600          71,916
El Paso Corp.                                                                                 1,900          74,252
Exxon Mobil Corp.                                                                             7,500         309,750
Royal Dutch Petroleum Co.
ADR (Netherlands)                                                                             3,100         159,247
                                                                                                     --------------
                                                                                                            788,038
                                                                                                     --------------
Paper & Paper Products (0.50%)
Kimberly-Clark Corp.                                                                          1,200          75,120
                                                                                                     --------------
Retail (6.08%)
Bed Bath & Beyond, Inc.*                                                                      2,000          66,800
CDW Computer Centers, Inc.*                                                                     300          15,840
Home Depot, Inc. (The)                                                                        3,400         170,000
Kohl's Corp.*                                                                                 1,700         115,039
Lowe's Cos., Inc.                                                                             3,200         144,800
Penney (J.C.) Co., Inc.                                                                       2,300          44,942
Target Corp.                                                                                  2,500         104,750
TJX Cos., Inc.                                                                                1,100          41,767
Wal-Mart Stores, Inc.                                                                         3,400         210,834
                                                                                                     --------------
                                                                                                            914,772
                                                                                                     --------------
Soap & Cleaning Preparations (0.34%)
Procter & Gamble Co. (The)                                                                      600          50,874
                                                                                                     --------------
Telecommunications (1.56%)
Verizon Communications, Inc.                                                                  5,000         234,000
                                                                                                     --------------
Tobacco (1.36%)
Philip Morris Cos., Inc.                                                                      3,900         205,374
                                                                                                     --------------
Transport (0.64%)
Burlington Northern Santa Fe Corp.                                                            3,300          95,766
                                                                                                     --------------
Utilities (2.93%)
Duke Energy Corp.                                                                             3,000         105,900
Entergy Corp.                                                                                 1,900          78,432
Mirant Corp.*                                                                                 3,400          29,512
NiSource, Inc.                                                                                2,700          56,673
SBC Communications, Inc.                                                                      4,500         170,280
                                                                                                     --------------
                                                                                                            440,797
                                                                                                     --------------
TOTAL COMMON STOCKS
(Cost $8,082,146)                                                                           (66.61%)     10,023,063
                                                                                     --------------  --------------



                                                             INTEREST      CREDIT         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                               RATE      RATING**   (000s OMITTED)          VALUE
----------------------------------                          ---------      --------   -------------  --------------
CORPORATE BONDS
Aerospace (0.57%)
Lockheed Martin Corp.,
Bond 12-01-29 #                                                 8.500%         BBB-             $70         $85,699
                                                                                                     --------------
Automobiles/Trucks (0.14%)
Ford Motor Co.,
Bond 10-01-28                                                   6.625          BBB+              25          21,580
                                                                                                     --------------
Banks - United States (1.22%)
Bank of America Corp.,
Sub Note 01-15-11                                               7.400          A                 70          76,426
First Union Corp.,
Note 11-01-04 #                                                 6.950          A                100         106,760
                                                                                                     --------------
                                                                                                            183,186
                                                                                                     --------------
Broker Services (2.11%)
Lehman Brothers Holdings,
Note 02-05-06 #                                                 6.625          A                150         157,512
Salomon Inc.,
Sr Note 02-01-04 #                                              7.200          AA-              150         159,624
                                                                                                     --------------
                                                                                                            317,136
                                                                                                     --------------
Chemicals (0.45%)
Dow Chemical Co.,
Note 12-15-08                                                   5.750          A                 69          67,708
                                                                                                     --------------
Diversified Operations (0.22%)
Tyco International Group SA,
Note (Luxembourg) 10-15-11 (Y)                                  6.375          BBB               37          33,392
                                                                                                     --------------
Finance (2.40%)
Citibank Credit Card Issuance Trust,
Pass Thru Ctf Ser 2002-A1 Class A1
02-09-09                                                        4.950          AAA               80          79,851
Ford Motor Credit Co.,
Note 02-01-06                                                   6.875          BBB+              30          30,186
General Electric Capital Corp.,
Note Ser A 02-15-12                                             5.875          AAA               50          49,776
Household Finance Corp.,
Note 01-24-06                                                   6.500          A                 30          30,477
Note 10-15-11                                                   6.375          A                 50          49,152
J.P. Morgan Chase & Co.,
Note 08-15-06                                                   5.625          AA-               55          56,048
Verizon Global Funding Corp.,
Note 12-01-05                                                   6.750          A+                40          42,414
Washington Mutual, Inc.,
Sr Note 01-15-07                                                5.625          BBB+              23          23,069
                                                                                                     --------------
                                                                                                            360,973
                                                                                                     --------------
Government - Foreign (0.62%)
Province of Quebec,
Note (Canada) 04-11-06 (Y)                                      5.500          A+                90          92,688
                                                                                                     --------------
Media (0.54%)
News America, Inc.,
Deb 04-08-28                                                    7.125          BBB-              30          27,239
Time Warner, Inc.,
Sr Gtd Note 05-15-29                                            6.625          BBB+              60          54,533
                                                                                                     --------------
                                                                                                             81,772
                                                                                                     --------------
Medical (0.91%)
UnitedHealth Group, Inc.,
Note 01-17-07                                                   5.200          A                 62          61,410
WellPoint Health Networks, Inc.,
Note 01-15-12                                                   6.375          A-                75          75,945
                                                                                                     --------------
                                                                                                            137,355
                                                                                                     --------------
Mortgage Banking (5.00%)
Bear Stearns Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2001-TOP2 Class
A-1 02-15-35                                                    6.080          AAA               98         100,604
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1
Class A-2 06-19-29 #                                            7.370          AAA              140         150,952
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6
10-15-27 #                                                      7.600          AAA              165         173,701
LB-UBS Commercial Mortgage Trust,
Pass Thru Ctf Ser 2000-C4 Class A-2
08-15-26 #                                                      7.370          AAA              100         109,359
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser
1996-MC2 Class A-1 02-20-04                                     6.758          AAA               15          15,381
Residential Funding Mortgage Securities II, Inc.,
Home Loan Backed Notes Ser 2001-HI4
Class A-5 09-25-18 #                                            5.940          AAA              200         203,314
                                                                                                     --------------
                                                                                                            753,311
                                                                                                     --------------
Oil & Gas (0.36%)
Conoco, Inc.,
Gtd Note 10-15-06                                               5.450          BBB+              40          40,580
Suncor Energy, Inc.,
Note (Canada) 02-01-32 (Y)                                      7.150          A-                14          13,966
                                                                                                     --------------
                                                                                                             54,546
                                                                                                     --------------
Telecommunications (0.72%)
BellSouth Corp.,
Note 10-15-06                                                   5.000          A+                50          50,225
Note 10-15-31                                                   6.875          A+                30          31,164
WorldCom, Inc.,
Note 05-15-11                                                   7.500          BBB+              28          26,894
                                                                                                     --------------
                                                                                                            108,283
                                                                                                     --------------
Tobacco (0.57%)
Philip Morris Cos., Inc.,
Deb 10-15-03 #                                                  8.250          A-                80          85,690
                                                                                                     --------------
Utilities (0.09%)
SBC Communications, Inc.,
Note 02-01-12                                                   5.875          AA-               13          13,134
                                                                                                     --------------
TOTAL CORPORATE BONDS
(Cost $2,302,807)                                                                           (15.92%)      2,396,453
                                                                                     --------------  --------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (3.85%)
United States Treasury,
Bond 02-15-29 #                                                 5.250          AAA               30          28,547
Bond 02-15-31 #                                                 5.375          AAA              273         271,294
Note 02-15-04 #                                                 4.750          AAA              130         134,326
Note 11-15-06                                                   3.500          AAA               24          23,299
Note 08-15-11 #                                                 5.000          AAA              121         121,737
                                                                                                     --------------
                                                                                                            579,203
                                                                                                     --------------
Government - U.S. Agencies (17.15%)
Fannie Mae,
Note 05-15-03 #                                                 4.625          AAA               87          89,107
Note 11-14-03 #                                                 4.750          AAA               90          92,517
Note 10-15-06 #                                                 4.375          AAA              112         110,933
Note 06-15-09 #                                                 6.375          AAA               75          80,144
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 03-18-14 ***                                6.500          AAA              250         257,657
30 Yr Pass Thru Ctf 03-01-29 ***                                6.000          AAA              110         109,347
30 Yr Pass Thru Ctf 03-01-29 ***                                6.500          AAA              704         714,342
30 Yr Pass Thru Ctf 03-01-29 ***                                7.000          AAA              536         552,080
30 Yr Pass Thru Ctf 03-15-29 ***                                7.500          AAA              400         416,624
30 Yr Pass Thru Ctf 03-15-30 ***                                8.000          AAA              150         158,250
                                                                                                     --------------
                                                                                                          2,581,001
                                                                                                     --------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $3,133,366)                                                                           (21.00%)      3,160,204
                                                                                     --------------  --------------

                                                                          INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                           RATE   (000s OMITTED)           VALUE
-------------------                                                       --------   --------------   -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.32%)
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 02-28-02,
due 03-01-02 (Secured by U.S. Treasury Inflation
Indexed Bonds, 3.375% thru 3.875% due 04-15-28
thru 04-15-32)                                                              1.890%           $1,704      $1,704,000
                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,704,000)                                                                            11.32%       1,704,000
                                                                                     --------------  --------------
TOTAL INVESTMENTS                                                                           114.85%      17,283,720
                                                                                     --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                           (14.85%)     (2,235,349)
                                                                                     --------------  --------------
TOTAL NET ASSETS                                                                            100.00%     $15,048,371
                                                                                     ==============  ==============

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or by Moody's
    Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

*** These securities, having an aggregate value of $2,208,300, or 14.67% of the Fund's net assets, have been purchased as a forward commitment - that is, the Fund has agreed on trade date to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.

  # These securities, totaling the market value of $2,484,800, have been segregated to cover the forward commitments.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, the security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
February 28, 2002
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 28, 2002.
It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
--------------------                                                    ---------  --------------
COMMON STOCKS
Aerospace (2.86%)
General Dynamics Corp.                                                     13,100      $1,190,528
United Technologies Corp.                                                  17,800       1,298,510
                                                                                   --------------
                                                                                        2,489,038
                                                                                   --------------
Automobiles/Trucks (1.77%)
General Motors Corp.                                                       20,000       1,059,600
Lear Corp.*                                                                10,800         482,760
                                                                                   --------------
                                                                                        1,542,360
                                                                                   --------------
Banks - United States (3.98%)
Bank of America Corp.                                                      21,600       1,381,320
TCF Financial Corp.                                                         6,000         308,400
U.S. Bancorp                                                               40,200         838,170
Wells Fargo & Co.                                                          20,000         938,000
                                                                                   --------------
                                                                                        3,465,890
                                                                                   --------------
Beverages (0.71%)
Anheuser-Busch Cos., Inc.                                                  12,100         615,285
                                                                                   --------------
Building (0.67%)
Black & Decker Corp. (The)                                                 12,000         582,000
                                                                                   --------------
Chemicals (2.97%)
Air Products & Chemicals, Inc.                                             15,400         746,900
Dow Chemical Co. (The)                                                     22,000         688,160
Eastman Chemical Co.                                                        7,400         325,600
Praxair, Inc.                                                              14,300         827,970
                                                                                   --------------
                                                                                        2,588,630
                                                                                   --------------
Computers (14.28%)
BMC Software, Inc.*                                                        30,000         481,500
Cadence Design Systems, Inc.*                                              42,100         890,415
Cisco Systems, Inc.*                                                       75,000       1,070,250
Dell Computer Corp.*                                                       22,000         543,180
Electronic Data Systems Corp.                                               4,500         265,635
First Data Corp.                                                           23,500       1,915,720
Intuit, Inc.*                                                              25,000         947,250
Microsoft Corp.*                                                           52,600       3,068,684
Network Associates, Inc.*                                                  23,500         557,420
Oracle Corp.*                                                              49,300         819,366
PeopleSoft, Inc.*                                                          50,500       1,468,035
VERITAS Software Corp.*                                                    11,100         393,939
                                                                                   --------------
                                                                                       12,421,394
                                                                                   --------------
Cosmetics & Personal Care (1.19%)
Avon Products, Inc.                                                        20,000       1,033,800
                                                                                   --------------
Diversified Operations (0.61%)
Tyco International Ltd.                                                    18,100         526,710
                                                                                   --------------
Electronics (7.16%)
Applied Materials, Inc.*                                                   12,000         521,640
General Electric Co.                                                       79,900       3,076,150
Intel Corp.                                                                57,000       1,627,350
Teradyne, Inc.*                                                            30,000       1,005,300
                                                                                   --------------
                                                                                        6,230,440
                                                                                   --------------
Finance (6.81%)
Charter One Financial, Inc.                                                15,000         456,900
Citigroup, Inc.                                                            81,200       3,674,300
Concord EFS, Inc.*                                                         17,000         510,510
J.P. Morgan Chase & Co.                                                    16,200         473,850
Washington Mutual, Inc.                                                    25,000         813,250
                                                                                   --------------
                                                                                        5,928,810
                                                                                   --------------
Food (1.72%)
Archer Daniels Midland Co.                                                 30,800         426,580
Kraft Foods, Inc. (Class A)*                                                8,700         340,170
Unilever NV American Depositary
Receipts (ADR) (Netherlands)                                               12,600         734,328
                                                                                   --------------
                                                                                        1,501,078
                                                                                   --------------
Insurance (5.44%)
American International Group, Inc.                                         13,700       1,013,389
Hartford Financial Services
Group, Inc. (The)                                                          21,900       1,467,300
Lincoln National Corp.                                                     19,300         988,353
MetLife, Inc.                                                              25,000         797,000
Radian Group, Inc.*                                                        10,000         466,700
                                                                                   --------------
                                                                                        4,732,742
                                                                                   --------------
Media (1.18%)
AOL Time Warner, Inc.*                                                     21,300         528,240
Liberty Media Corp. (Class A)*                                             38,700         495,360
                                                                                   --------------
                                                                                        1,023,600
                                                                                   --------------
Medical (18.39%)
Abbott Laboratories                                                        14,500         819,975
American Home Products Corp.                                               25,000       1,588,750
Baxter International, Inc.                                                 18,200       1,009,736
HCA, Inc.                                                                  52,100       2,122,033
Invitrogen Corp.*                                                          14,500         661,780
Johnson & Johnson                                                          25,800       1,571,220
King Pharmaceuticals, Inc.*                                                44,900       1,394,594
Laboratory Corp. of America
Holdings*                                                                  12,500       1,018,500
Lincare Holdings, Inc.*                                                    13,000         327,080
Pfizer, Inc.                                                               65,000       2,662,400
Pharmacia Corp.                                                             5,500         225,775
Tenet Healthcare Corp.*                                                    28,000       1,617,000
Trigon Healthcare, Inc.*                                                    6,800         487,560
Universal Health Services, Inc.
(Class B)*                                                                 12,700         488,823
                                                                                   --------------
                                                                                       15,995,226
                                                                                   --------------
Metal (0.65%)
Alcoa, Inc.                                                                15,000         563,550
                                                                                   --------------
Mortgage Banking (2.04%)
Fannie Mae                                                                 22,700       1,776,275
                                                                                   --------------
Oil & Gas (7.21%)
Cooper Cameron Corp.*                                                      10,000         449,000
El Paso Corp.                                                              10,000         390,800
Exxon Mobil Corp.                                                          75,000       3,097,500
Royal Dutch Petroleum Co. ADR
(Netherlands)                                                              36,000       1,849,320
Smith International, Inc.*                                                  7,500         484,875
                                                                                   --------------
                                                                                        6,271,495
                                                                                   --------------
Retail (11.01%)
Bed Bath & Beyond, Inc.*                                                   16,900         564,460
Darden Restaurants, Inc.                                                   10,000         422,800
Home Depot, Inc. (The)                                                     21,500       1,075,000
Kohl's Corp.*                                                              19,800       1,339,866
Lowe's Cos., Inc.                                                          92,500       4,185,625
Penney (J.C.) Co., Inc.                                                    28,700         560,798
RadioShack Corp.                                                           15,000         411,600
Wal-Mart Stores, Inc.                                                      16,400       1,016,964
                                                                                   --------------
                                                                                        9,577,113
                                                                                   --------------
Rubber - Tires & Misc. (0.50%)
Goodyear Tire & Rubber Co. (The)                                           16,000         440,000
                                                                                   --------------
Telecommunications (2.63%)
AT&T Wireless Services, Inc.*                                              40,700         410,663
Verizon Communications, Inc.                                               40,100       1,876,680
                                                                                   --------------
                                                                                        2,287,343
                                                                                   --------------
Tobacco (2.36%)
Philip Morris Cos., Inc.                                                   32,100       1,690,386
UST, Inc.                                                                  10,300         359,058
                                                                                   --------------
                                                                                        2,049,444
                                                                                   --------------
Transportation (0.31%)
Southwest Airlines Co.                                                     12,600         265,986
                                                                                   --------------
Utilities (2.52%)
Dominion Resources, Inc.                                                    5,900         343,852
Entergy Corp.                                                              17,900         738,912
NiSource, Inc.                                                             22,000         461,780
SBC Communications, Inc.                                                   17,100         647,064
                                                                                   --------------
                                                                                        2,191,608
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $67,968,652)                                                        (98.97%)     86,099,817
                                                                   --------------  --------------
                                                        INTEREST       PAR VALUE
ISSUER, DESCRIPTION                                         RATE   (000s OMITTED)           VALUE
-------------------                                     --------   --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.04%)
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 02-28-02,
due 03-01-02 (Secured by U.S. Treasury Inflation
Indexed Bonds, 3.375% thru 3.875% due 04-15-28
thru 04-15-32)                                             1.89%             $901        $901,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $901,000)                                                             1.04%         901,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         100.01%      87,000,817
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.01%)         (4,187)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                          100.00%     $86,996,630
                                                                   ==============  ==============

* Non-income producing security.

 Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

 The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
February 28, 2002
--------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 28, 2002. It's
divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
--------------------                                                    ---------  --------------
COMMON STOCK
Automobiles/Trucks (3.85%)
BorgWarner, Inc.                                                              600         $36,090
Lear Corp.*                                                                   500          22,350
Superior Industries International, Inc.                                       500          22,500
                                                                                   --------------
                                                                                           80,940
                                                                                   --------------
Banks - United States (8.28%)
AmSouth Bancorp.                                                            1,300          27,495
First Tennessee National Corp.                                                700          24,150
M&T Bank Corp.                                                                400          30,600
North Fork Bancorp., Inc.                                                     400          13,832
SouthTrust Corp.                                                            1,400          35,378
Synovus Financial Corp.                                                       400          11,720
TCF Financial Corp.                                                           600          30,840
                                                                                   --------------
                                                                                          174,015
                                                                                   --------------
Beverages (0.46%)
PepsiAmericas, Inc.                                                           700           9,604
                                                                                   --------------
Broker Services (0.42%)
E*TRADE Group, Inc.*                                                        1,100           8,910
                                                                                   --------------
Building (2.22%)
Black & Decker Corp. (The)                                                    600          29,100
Centex Corp.                                                                  300          17,532
                                                                                   --------------
                                                                                           46,632
                                                                                   --------------
Business Services - Misc. (0.87%)
Convergys Corp.*                                                              600          18,294
                                                                                   --------------
Chemicals (2.99%)
Cabot Microelectronics Corp.*                                                 300          16,512
Eastman Chemical Co.                                                          100           4,400
Ecolab, Inc.                                                                  400          18,732
Praxair, Inc.                                                                 400          23,160
                                                                                   --------------
                                                                                           62,804
                                                                                   --------------
Computers (10.17%)
Accenture Ltd. (Bermuda)*                                                     500          13,095
Affiliated Computer Services, Inc.*                                           400          19,564
Brocade Communications Systems,
Inc.*                                                                         400           8,788
Cadence Design Systems, Inc.*                                               1,400          29,610
Computer Sciences Corp.*                                                      200           9,502
Diebold, Inc.                                                                 700          25,550
Electronic Arts, Inc.*                                                        600          32,292
Fiserv, Inc.*                                                                 200           8,548
Intuit, Inc.*                                                                 500          18,945
Mentor Graphics Corp.*                                                        500          10,855
Network Associates, Inc.*                                                   1,200          28,464
PeopleSoft, Inc.*                                                             300           8,721
                                                                                   --------------
                                                                                          213,934
                                                                                   --------------
Cosmetics & Personal Care (0.74%)
Avon Products, Inc.                                                           300          15,507
                                                                                   --------------
Diversified Operations (0.84%)
Johnson Controls, Inc.                                                        200          17,752
                                                                                   --------------
Electronics (5.55%)
Analog Devices, Inc.*                                                         300          11,163
KLA-Tencor Corp.*                                                             200          11,582
Linear Technology Corp.                                                       400          14,732
Maxim Integrated Products, Inc.*                                              200           9,152
Novellus Systems, Inc.*                                                       400          17,036
QLogic Corp.*                                                                 200           7,450
Teradyne, Inc.*                                                               300          10,053
Vishay Intertechnology, Inc.*                                               1,200          21,252
Xilinx, Inc.*                                                                 400          14,368
                                                                                   --------------
                                                                                          116,788
                                                                                   --------------
Finance (2.91%)
Charter One Financial, Inc.                                                   900          27,414
Concord EFS, Inc.*                                                            700          21,021
Golden West Financial Corp.                                                   200          12,750
                                                                                   --------------
                                                                                           61,185
                                                                                   --------------
Food (1.92%)
Hormel Foods Corp.                                                            700         $19,159
Sensient Technologies Corp.                                                 1,000          21,290
                                                                                   --------------
                                                                                           40,449
                                                                                   --------------
Furniture (0.57%)
Hillenbrand Industries, Inc.                                                  200          11,998
                                                                                   --------------
Insurance (8.56%)
Everest Re Group, Ltd. (Barbados)                                             400          29,140
First Health Group Corp.*                                                   1,400          32,172
Gallagher (Arthur J.) & Co.                                                   200           6,972
Hartford Financial Services
Group, Inc. (The)                                                             100           6,700
PartnerRe Ltd. (United Kingdom)                                               300          16,980
PMI Group, Inc. (The)                                                         300          21,255
Protective Life Corp.                                                         700          21,742
Prudential Financial, Inc.*                                                   400          12,228
Radian Group, Inc.                                                            500          23,335
XL Capital Ltd. (Class A) (Bermuda)                                           100           9,526
                                                                                   --------------
                                                                                          180,050
                                                                                   --------------
Leisure (1.22%)
Hilton Hotels Corp.                                                         2,000          25,720
                                                                                   --------------
Manufacturing (0.64%)
Danaher Corp.                                                                 200          13,446
                                                                                   --------------
Media (2.16%)
EchoStar Communications Corp.*                                                500          13,060
Knight-Ridder, Inc.                                                           100           6,740
Univision Communications, Inc.
(Class A)*                                                                    100           4,124
Westwood One, Inc.*                                                           600          21,462
                                                                                   --------------
                                                                                           45,386
                                                                                   --------------
Medical (11.42%)
Allergan, Inc.                                                                200          12,968
Anthem, Inc.*                                                                 400          23,240
Cambrex Corp.                                                                 600          24,834
CV Therapeutics, Inc.*                                                        300          11,593
DaVita, Inc.*                                                                 600          13,410
Inspire Pharmaceuticals, Inc.*                                              1,300           2,977
King Pharmaceuticals, Inc.*                                                   500          15,530
Laboratory Corp. of America
Holdings*                                                                     100           8,148
Lincare Holdings, Inc.*                                                       500          12,580
Mylan Laboratories, Inc.                                                    1,100          33,418
St. Jude Medical, Inc. *                                                      200          15,660
Tenet Healthcare Corp.*                                                       300          17,325
Trigon Healthcare, Inc.*                                                      300          21,510
Universal Health Services, Inc.
(Class B)*                                                                    700          26,943
                                                                                   --------------
                                                                                          240,136
                                                                                   --------------
Metal (2.00%)
Precision Castparts Corp.                                                     800          25,800
Worthington Industries, Inc.                                                1,100          16,181
                                                                                   --------------
                                                                                           41,981
                                                                                   --------------
Office (2.05%)
Pitney Bowes, Inc.                                                            400          16,688
Reynolds & Reynolds Co. (The)
(Class A)                                                                     900          26,415
                                                                                   --------------
                                                                                           43,103
                                                                                   --------------
Oil & Gas (8.38%)
Amerada Hess Corp.                                                            100           6,927
Apache Corp.                                                                  110           5,802
Baker Hughes, Inc.                                                            400          14,124
Conoco, Inc.                                                                  300           8,298
Cooper Cameron Corp.*                                                         600          26,940
Imperial Oil Ltd. (Canada)                                                    600          16,926
Murphy Oil Corp.                                                              300          25,854
Noble Drilling Corp.*                                                         900          31,707
Smith International, Inc.*                                                    100           6,465
Sunoco, Inc.                                                                  500          19,260
Weatherford International, Inc.*                                              300          13,830
                                                                                   --------------
                                                                                          176,133
                                                                                   --------------
Paper & Paper Products (1.42%)
Abitibi-Consolidated, Inc. (Canada)                                         2,000          17,120
Georgia-Pacific Corp.                                                         500          12,825
                                                                                   --------------
                                                                                           29,945
                                                                                   --------------
Printing - Commercial (0.82%)
Donnelley (R.R.) & Sons Co.                                                   600          17,166
                                                                                   --------------
Retail (6.67%)
Bed Bath & Beyond, Inc.*                                                      500          16,700
Brinker International, Inc.*                                                  600          20,604
CDW Computer Centers, Inc.*                                                   500          26,400
Darden Restaurants, Inc.                                                      300          12,684
Family Dollar Stores, Inc.                                                    700          22,988
Penney (J.C.) Co., Inc.                                                     1,000          19,540
Tech Data Corp.*                                                              400          18,320
Wendy's International, Inc.                                                   100           3,101
                                                                                   --------------
                                                                                          140,337
                                                                                   --------------
Steel (1.13%)
AK Steel Holding Corp.                                                      1,700          23,783
                                                                                   --------------
Telecommunications (0.81%)
Harris Corp.                                                                  500          17,125
                                                                                   --------------
Tobacco (1.33%)
UST, Inc.                                                                     800          27,888
                                                                                   --------------
Utilities (5.37%)
Dominion Resources, Inc.                                                      100           5,828
Energy East Corp.                                                           1,600          31,232
Entergy Corp.                                                                 300          12,384
Mirant Corp.*                                                               1,000           8,680
NiSource, Inc.                                                                500          10,495
Sempra Energy                                                               1,100          24,552
UtiliCorp United, Inc.                                                        900          19,836
                                                                                   --------------
                                                                                          113,007
                                                                                   --------------
TOTAL COMMON STOCK
(Cost $1,688,455)                                                         (95.77%)      2,014,018
                                                                   --------------  --------------

                                                        INTEREST       PAR VALUE
ISSUER, DESCRIPTION                                         RATE   (000s OMITTED)           VALUE
-------------------                                     --------   --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.42%)
Investment in a joint repurchase
agreement transaction with
Barclays Capital, Inc. -- Dated
02-28-02, due 03-01-02
(Secured by U.S.Treasury
Inflation Index Bonds,
3.375% thru 3.875%
due 04-15-28 thru 04-15-32)                                1.89%             $114        $114,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $114,000)                                                             5.42%         114,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         101.19%       2,128,018
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.19%)        (25,100)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                          100.00%      $2,102,918
                                                                   ==============  ==============

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Notes to Financial Statements
John Hancock Funds - Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund," and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above-average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above-average total return.

SIGNIFICANT ACCOUNTING POLICIES OF THE FUND ARE AS FOLLOWS:

VALUATION OF INVESTMENTS Securities in each Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued, as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance for Independence Diversified Core Equity Fund II during the year for which loans were outstanding amounted to $1,156,000, and the weighted average interest rate was 4.50%. Interest expense includes $143 paid under the line of credit. The Independence Diversified Core Equity Fund II had no outstanding borrowings under the line of credit on February 28, 2002. The other Funds had no borrowing activity under the line of credit during the year ended February 28, 2002.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of February 28, 2002.

FEDERAL INCOME TAXES Each Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, at February 28, 2002, Independence Balanced Fund has $251,041 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The entire carryforward expires on February 28, 2010.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay monthly management fees to the Adviser, equivalent, on an annual basis as follows:


FUND                   RATE
----                   ----
Independence           0.70% of average daily net assets up to $500 million
 Balanced Fund         0.65% of such assets in excess of $500 million

Independence
 Diversified Core      0.50% of average daily net assets up to $1 billion
 Equity Fund II        0.45% of such assets in excess of $1 billion

Independence Medium    0.80% of average daily net assets up to $500 million
 Capitalization Fund   0.75% of such assets in excess of $500 million


The Funds and the Adviser have a subadvisory contract with Independence Investment LLC , a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Funds are not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit each Fund's expenses to the following:
0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the year ended February 28, 2002, the reduction in each Fund's expenses amounted to the following: $51,846 for Independence Balanced Fund, $3,926 for Independence Diversified Core Equity Fund and $53,475 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2002, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. Each Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for each Fund. The compensation for the year was at an annual rate 0.02% of the average net assets of each Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of each Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the year ended February 28, 2002 were as follows:

                                   PURCHASES         PROCEEDS
                                  ----------       ----------
Independence Balanced Fund
  Other Investments               $2,801,104       $2,662,787
  U.S. Government Securities      53,934,359       73,088,892
Independence Diversified
  Core Equity Fund II             61,052,949      109,099,825
Independence Medium
  Capitalization Fund              7,465,132       19,944,903

The cost of investments owned on February 28, 2002, including short-term investments, and gross unrealized appreciation and depreciation of value of investments for federal income tax purposes, were as follows:

                                       GROSS          GROSS             NET
                     AGGREGATE    UNREALIZED     UNREALIZED      UNREALIZED
                          COST  APPRECIATION   DEPRECIATION    APPRECIATION
                     ---------  ------------   ------------    ------------
Independence
  Balanced
  Fund             $15,273,127    $2,502,407       $491,814      $2,010,593

Independence
  Diversified
  Core Equity
  Fund II           68,930,913    21,800,666      3,730,762      18,069,904

Independence
  Medium
  Capitalization
  Fund               1,815,392       370,988         58,362         312,626

The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 2002, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the treatment of certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                         UNDISTRIBUTED     ACCUMULATED
                               CAPITAL  NET INVESTMENT    NET REALIZED
                               PAID-IN    INCOME (LOSS)     GAIN (LOSS)
                         -------------  --------------    ------------
Independence
  Balanced
  Fund                         ($3,488)        $22,841        ($19,353)

Independence
  Diversified
  Core Equity
  Fund II                       (3,393)          1,219           2,174

Independence
  Medium
  Capitalization
  Fund                            (180)            563            (383)


NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

Effective March 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but for the Independence Balanced Fund resulted in a $17,181 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of February 28, 2001.

For the Independence Balanced Fund, the effect of this change for the year ended February 28, 2002 was to decrease net investment income by $5,476, decrease unrealized appreciation on investments by $14,206 and increase net realized gain on investments by $19,682. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.


NOTE F --
LIQUIDATION AND PROPOSED REORGANIZATION

On February 26, 2002, the Trustees approved the following: The reorganization of Independence Balanced Fund into John Hancock Balanced Fund after the close of business on June 7, 2002, subject to the approval by shareholders; the liquidation of Independence Medium Capitalization Fund after the close of business on June 7, 2002.



INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Independence
Balanced Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund) (the "Funds") as of February 28, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting John Hancock Institutional Series Trust at
February 28, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 5, 2002


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 2002.

The following Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 2002. Additionally, the following dividend distributions qualify for the dividends-received deduction available to corporations.

                                             LONG-TERM      DIVIDENDS
                                              CAPITAL        RECEIVED
                                         GAINS DESIGNATED   DEDUCTION
                                         ----------------   ---------
Independence Balanced Fund                             --       42.76%
Independence Diversified Core
  Equity Fund II                              $18,249,169      100.00
Independence Medium Capitalization Fund            53,534      100.00



John Hancock Funds - Institutional Series Trust

Trustees & Officers
------------------------------------------------------------------------------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
NAME, AGE                                                                      TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                              OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                              SINCE 2             BY TRUSTEE
---------------------------------                                              -------             ----------
James F. Carlin,1 Born: 1940                                                   1995                36
Chairman and CEO, Alpha Analytical Laboratories
(chemical analysis); Part Owner and Treasurer, Lawrence
Carlin Insurance Agency, Inc. (since 1995); Part Owner
and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo
Associates (until 2000); Chairman and CEO, Carlin
Consolidated, Inc. (management/investments); Director/
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust;
Director of the following: Uno Restaurant Corp. (until 2001),
Arbella Mutual (insurance) (until 2000), HealthPlan Services,
Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                              1996                36
Former Chancellor, University of Texas System and former
President of the University of Texas, Austin, Texas; Chairman,
IBT Technologies; Director of the following: The University of
Texas Investment Management Company (until 2000),
Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle
Foods Corporation (since 2000), rateGenius (since 2000);
LaQuinta Motor Inns, Inc. (hotel management company)
(until 1998), Jefferson-Pilot Corporation (diversified life
insurance company), New Century Equity Holdings (formerly
Billing Concepts) (until 2001), eCertain (until 2001),
ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000); AskRed.com
(until 2001), Southwest Airlines and Introgen; Advisory Director,
Q Investments; Advisory Director, Chase Bank (formerly Texas
Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                     1998                36
Chairman and Chief Executive Officer, R.M. Bradley & Co.,
Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director,
BJ's Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College.

Charles L. Ladner,1 Born: 1938                                                 1995                36
Chairman and Trustee, Dunwoody Village, Inc. (continuing
care retirement community); Senior Vice President and
Chief Financial Officer, UGI Corporation (Public Utility
Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of
AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks
and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                  1995                36
Chairman and Chief Executive Officer, Mast Holdings, Inc.
(since 2000); Director and President, Mast Holdings, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate)
(since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994);
President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                    1995                36
Lieutenant General, United States Marine Corps; Deputy
Chief of Staff for Manpower and Reserve Affairs,
Headquarters Marine Corps; Commanding General III
Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan,1 Born: 1930                                                    1995                36
Director, The Smith Barney Muni Bond Funds, The Smith
Barney Tax-Free Money Funds, Inc., Vantage Money Market
Funds (mutual funds), The Inefficient-Market Fund, Inc.
(closed-end investment company) and Smith Barney Trust
Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual
Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice
President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment
bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                          NUMBER OF
POSITION(S) HELD WITH FUND                                                     TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                              OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                              SINCE 2             BY TRUSTEE
---------------------------------                                              -------             ----------
John M. DeCiccio, Born: 1948                                                   2001                66
Trustee
Executive Vice President and Chief Investment Officer,
John Hancock Financial Services, Inc.; Director, Executive
Vice President and Chief Investment Officer, John Hancock
Life Insurance Company; Chairman of the Committee of
Finance of John Hancock Life Insurance Company; Director,
John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed
Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"),
Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999) and John Hancock Signature
Services, Inc. ("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                    2000                66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services,
Inc., John Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive Officer, the Advisers
and The Berkeley Group; Chairman, Director and Chief
Executive Officer, John Hancock Funds; Chairman, Director
and President, Insurance Agency, Inc.; Chairman, Director
and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence
Investment LLC, Independence Fixed Income LLC and
Signature Services; Senior Vice President, MassMutual
Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                         OFFICER
PRINCIPAL OCCUPATION(S) AND OTHER                                                                  OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                  SINCE
---------------------------------                                                                  ----------
William L. Braman, Born: 1953                                                                      2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser
and each of the John Hancock funds; Director, SAMCorp., Executive
Vice President and Chief Investment Officer, Baring Asset Manage-
ment, London, U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                       2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser,
John Hancock Funds, and The Berkeley Group; Second Vice President
and Senior Associate Controller, Corporate Tax Department, John
Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                      1995
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the
John Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                        1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President
and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                        1995
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp.,
the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President, Signature Services
(until 2000), Director, Senior Vice President and Secretary, NM Capital.

    The business address for all Trustees and Officers is 101 Huntington
    Avenue, Boston, Massachusetts, 02199.

    The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
    1-800-426-5523.

(1) Member of Audit Committee.

(2) Each Trustee serves until resignation, retirement age or until his or her successor is elected.

(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KI00A  2/02
       4/02






John Hancock
Core Growth
Fund

ANNUAL
REPORT

2.28.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees and officers
page 27

For your information
page 33


Dear Fellow Shareholders,

The uncertainty and volatility that marked the year 2001 carried over into the first two months of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. February ended with two of the major indexes losing a bit of ground year to date, with the Standard & Poor's 500 Index returning -3.36% and the Nasdaq Composite Index off by -11.22%, while the Dow Jones Industrial Average returned 1.17%. Bond results were more muted than last year, but for the most part were positive in the first two months of 2002.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
capital apprecia-
tion by investing
in large-capitaliza-
tion stocks with
high potential
earnings growth.

Over the last twelve months

* Stock prices declined, with more defensive value names holding up better than growth stocks.

* Retailers helped performance, as consumer spending remained strong.

* The Fund added positions in top-quality airline and insurance stocks when they were hurt following the terrorist attacks on September 11.

[Bar chart with heading "John Hancock Core Growth Fund." Under the heading is a note that reads "Fund performance for the year ended February 28, 2002." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -13.66% total return for Class A. The second bar represents the -14.17% total return for Class B. The third bar represents the -14.16% total return for Class
C. The fourth bar represents the -12.75 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 7.3%   Pfizer
 6.2%   General Electric
 4.9%   Microsoft
 4.4%   Intel
 3.4%   American Home Products
 3.1%   American International Group
 2.7%   Wal-Mart Stores
 2.6%   Cisco Systems
 2.5%   Pharmacia
 2.3%   Johnson & Johnson

As a percentage of net assets on February 28, 2002.



BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Growth Fund

MANAGERS'
REPORT

The past year was a difficult one for stock investors. The economy headed into recession last March, causing companies to miss earnings and stock prices to decline. With the tragic events of September 11 dashing any hopes of a recovery before year end, stock prices plunged. Fortunately, the Federal Reserve moved quickly, cutting interest rates to their lowest level in 40 years. Stocks rallied in the fourth quarter even as the market struggled with the fallout from the Enron accounting scandal. The first months of the new year brought signs of a possible recovery, but investors remained jittery as they waited for confirmation. In this environment, growth stocks, especially in the technology and telecommunications sectors, suffered steep losses, while more defensive value stocks held steady or rallied. Across both groups, large-cap stocks lagged their more nimble small-cap counterparts. The Russell 1000 Growth Index returned -15.58% for the year ended February 28, 2002, well behind the -9.51% return for the Standard & Poor's 500 Index.

"...growth stocks, espe-
 cially in the technology
 and telecommunications
 sectors, suffered steep
 losses..."

PERFORMANCE REVIEW

John Hancock Core Growth Fund's Class A, Class B, Class C and Class I shares returned -13.66%, -14.17%, -14.16% and -12.75%, respectively, at net asset value, for the12-month period. By comparison, the average large-cap growth fund returned -18.29%, according to Lipper, Inc.1 We maintained our strategy of matching the industry diversification and risk characteristics of the Russell benchmark index, while focusing on those stocks with the best return potential in each industry. The Fund's large-cap bias and diversification hurt performance. However, strong stock selection, especially in the technology, pharmaceutical and financial sectors, helped us to beat our peer group. Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same period and did not reinvest all distributions. See pages six and seven for historical performance information.

RETAIL AND PHARMACEUTICAL WINNERS

While corporate spending slowed dramatically, consumer spending remained surprisingly steady. Consumers became more value conscious, however, which benefited discount stores. The Fund did well with its stake in Wal-Mart Stores, one of the most efficient retailers worldwide. We also enjoyed strong returns from our investments in Lowe's and Home Depot. Sales of home improvement products and building materials were robust as interest rates declined and people cut back on travel to spend more time at home. CDW Computer Centers, a large computer mail-order retailer, was another winner, thanks to its ability to grow earnings during the recession. In the pharmaceutical sector, Johnson & Johnson rallied nicely on the expectation that its new drug-coated stent would be a big seller. American Home Products, which supplies the drug that coats the stent, also did quite well. In technology, strong performers included First Data, a credit card processor with steady, predictable earnings growth, and Network Associates, a security software company that benefited from a restructuring as well as increased demand following September 11.

"Some of our biggest dis-
 appointments came from
 the technology sector."

TECHNOLOGY AND ENERGY DISAPPOINTMENTS

Some of our biggest disappointments came from the technology sector. Cisco Systems, the leading supplier of networking equipment, had a tough year as overcapacity in the telecommunications services industry nearly halted spending. Sun Microsystems suffered as many of its former customers, including dot-com companies and new telecom entrants, filed for bankruptcy. EMC, the leader in data storage, got crushed along with the whole technology sector. However, its prospects improved after September 11, as companies began refocusing on the importance of back-up and storage systems. We took advantage of price weakness and added to our stake. In the energy sector, our biggest disappointment was Enron. We sold the stock as soon as its accounting problems surfaced. We also sold Exelon, an electric utility that suffered steep losses primarily because it has an electricity trading business that seemed less attractive in light of Enron's problems. Other disappointments included AOL Time Warner, which missed earnings estimates because of weak advertising revenues; General Electric, which was hurt by the possibility of slower sales growth for aircraft engines and power turbines; and Qwest Communications International, a telecom carrier with accounting problems.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 27%, the second is Computers 20%, the third Retail 12%, the fourth Electronics 9%, and the fifth Diversified operations 6%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-28-02." The chart is divided into one section: Common stock 100%.]

NEW ADDITIONS

The market's volatility created some excellent investment opportunities. We built a new stake in Boeing, whose stock sank on worries that airlines would cancel their aircraft orders after the September 11 attacks. When the government began to bail out the airlines, the stock rallied. We also added to our stake in American International Group, a large diversified insurer that tumbled with the rest of the industry over concerns that the attacks would put them out of business. We believe the environment is actually very favorable for property and casualty insurers who can now command higher prices. Pharmaceuticals also attracted our interest because of their more defensive nature. Among the names we added to were drug companies like American Home Products and Pharmacia, as well as Anthem, a Blue Cross HMO. We kept sizable positions in many technology names, including Intel, whose Pentium IV chip gives it a strong competitive advantage. But we decreased our stake in telecom, eliminating names like Qwest Communications International, whose future looked troubled.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Lowe's followed by an up arrow with the phrase "Strong housing market, growing market share." The second listing is Qwest Communications International followed by a down arrow with the phrase "Accounting problems, increased competition." The third listing is Cisco Systems followed by a down arrow with the phrase "Slowdown in demand from telecom service customers."]

"...many of the building
 blocks are in place for an
 economic recovery."

POSITIVE OUTLOOK

We think the economy is starting to show signs of turning around and that many of the building blocks are in place for an economic recovery. The consumer remains in good shape. Low interest rates have kept the housing market strong. In addition, inflation has stayed at low levels. We think all of this bodes well for economic growth going forward. Once investors believe a recovery is in the works or imminent, they will begin buying growth stocks again, which should push up prices. While we may see near-term volatility, we are hopeful that 2002 will prove to be a more favorable market environment than 2001.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
February 28, 2002

The index used for
comparison is the
Russell 1000 Growth
Index, an unmanaged
index comprised of
companies in the
Russell 1000 Index that
have a greater-than-
average growth orientation.

It is not possible to
invest directly in an
index.

                              Class A      Class B      Class C      Class I 1      Index
Inception date                 7-1-99       7-1-99       7-1-99      10-2-95           --

Average annual returns with maximum sales charge (POP)
One year                       -18.00%      -18.47%      -15.85%      -12.75%      -15.58%
Five years                         --           --           --         5.95%        5.68%
Since inception                -14.40%      -14.29%      -13.62%        9.82%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -18.00%      -18.47%      -15.85%      -12.75%      -15.58%
Five years                         --           --           --        33.52%       31.80%
Since inception                -33.90%      -33.68%      -32.28%       82.30%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class I 1 shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $18,230 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Growth Fund, before sales charge, and is equal to $18,034 as of February 28, 2002.

                                    Class A      Class B      Class C 2
Period beginning                     7-1-99       7-1-99       7-1-99
Without sales charge                 $6,956       $6,833       $6,839
With maximum sales charge            $6,610       $6,628       $6,771
Index                                $7,008       $7,008       $7,008

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, as of February 28, 2002. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.

2 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                                     ISSUER                                                    VALUE
COMMON STOCKS 99.88%                                                                                 $44,942,731
(Cost $44,521,809)

Advertising 0.37%                                                                                       $168,372
   1,800                                   Omnicom Group, Inc.                                           168,372

Aerospace 1.46%                                                                                          657,876
   8,600                                   Boeing Co. (The)                                              395,256
   3,600                                   United Technologies Corp.                                     262,620

Banks -- United States 0.75%                                                                             336,175
  10,500                                   U.S. Bancorp                                                  218,925
   2,500                                   Wells Fargo & Co.                                             117,250

Broker Services 0.43%                                                                                    191,688
  14,700                                   Schwab (Charles) Corp. (The)                                  191,688

Building 0.74%                                                                                           334,650
   6,900                                   Black & Decker Corp. (The)                                    334,650

Chemicals 0.99%                                                                                          445,830
   7,700                                   Praxair, Inc.                                                 445,830

Computers 19.96%                                                                                       8,983,111
  16,200                                   BEA Systems, Inc.*                                            205,902
  13,300                                   Cadence Design Systems, Inc.*                                 281,295
  81,100                                   Cisco Systems, Inc.*                                        1,157,297
  36,400                                   Dell Computer Corp.*                                          898,716
   6,200                                   Electronic Data Systems Corp.                                 365,986
  29,700                                   EMC Corp.*                                                    323,730
   8,900                                   First Data Corp.                                              725,528
   6,400                                   International Business Machines Corp.                         627,968
   7,900                                   Intuit, Inc.*                                                 299,331
  37,700                                   Microsoft Corp.*                                            2,199,418
   7,200                                   Network Appliance, Inc.*                                      115,128
  11,900                                   Network Associates, Inc.*                                     282,268
  39,900                                   Oracle Corp.*                                                 663,138
   7,200                                   PeopleSoft, Inc.*                                             209,304
  46,700                                   Sun Microsystems, Inc.*                                       397,417
   6,500                                   VERITAS Software Corp.*                                       230,685

Cosmetics & Personal Care 0.49%                                                                          222,267
   4,300                                   Avon Products, Inc.                                           222,267

Diversified Operations 6.23%                                                                           2,802,800
  72,800                                   General Electric Co.                                        2,802,800

Electronics 9.19%                                                                                      4,133,000
   6,800                                   Analog Devices, Inc.*                                         253,028
   7,900                                   Applied Materials, Inc.*                                      343,413
   9,500                                   Applied Micro Circuits Corp.*                                  73,055
  70,000                                   Intel Corp.                                                 1,998,500
   2,500                                   KLA-Tencor Corp.*                                             144,775
   8,400                                   Linear Technology Corp.                                       309,372
   2,700                                   Maxim Integrated Products, Inc.*                              123,552
   2,900                                   Novellus Systems, Inc.*                                       123,511
  16,600                                   Texas Instruments, Inc.                                       487,210
   7,700                                   Xilinx, Inc.*                                                 276,584

Finance 3.06%                                                                                          1,378,411
   5,700                                   Charter One Financial, Inc.                                   173,622
   9,700                                   Citigroup, Inc.                                               438,925
  12,800                                   Concord EFS, Inc.*                                            384,384
  11,000                                   MBNA Corp.                                                    381,480

Food 1.40%                                                                                               629,427
  10,900                                   General Mills, Inc.                                           503,907
   6,000                                   Sara Lee Corp.                                                125,520

Insurance 3.86%                                                                                        1,738,011
  18,700                                   American International Group, Inc.                          1,383,239
   6,400                                   First Health Group Corp.*                                     147,072
   3,100                                   Hartford Financial Services Group, Inc. (The)                 207,700

Manufacturing 0.69%                                                                                      309,258
   4,600                                   Danaher Corp.                                                 309,258

Media 3.24%                                                                                            1,457,355
  33,400                                   AOL Time Warner, Inc.*                                        828,320
   5,500                                   EchoStar Communications Corp.*                                143,660
  20,100                                   Liberty Media Corp. (Class A)*                                257,280
   4,900                                   Viacom, Inc. (Class B)*                                       228,095

Medical 6.11%                                                                                          2,749,604
   1,200                                   Allergan, Inc.                                                 77,808
   2,200                                   Anthem, Inc.*                                                 127,820
   3,000                                   Baxter International, Inc.                                    166,440
   3,800                                   CV Therapeutics, Inc.*                                        146,843
   2,500                                   HCA, Inc.                                                     101,825
   3,800                                   Invitrogen Corp.*                                             173,432
   2,800                                   Laboratory Corp. of America Holdings*                         228,144
  12,400                                   Lincare Holdings, Inc.*                                       311,984
   4,900                                   Medtronic, Inc.                                               218,246
   1,500                                   St. Jude Medical, Inc. *                                      117,450
   5,300                                   Tenet Healthcare Corp.*                                       306,075
   5,100                                   Trigon Healthcare, Inc.*                                      365,670
   2,600                                   UnitedHealth Group, Inc.                                      188,474
   5,700                                   Universal Health Services, Inc. (Class B)*                    219,393

Medical -- Drugs 20.78%                                                                                9,350,932
  12,200                                   Abbott Laboratories                                           689,910
  23,900                                   American Home Products Corp.                                1,518,845
  10,400                                   Bristol-Myers Squibb Co.                                      488,800
  17,000                                   Johnson & Johnson                                           1,035,300
   8,800                                   King Pharmaceuticals, Inc.*                                   273,328
   7,900                                   Merck & Co., Inc.                                             484,507
  80,500                                   Pfizer, Inc.                                                3,297,280
  26,900                                   Pharmacia Corp.                                             1,104,245
  13,300                                   Schering-Plough Corp.                                         458,717

Mortgage Banking 0.38%                                                                                   172,150
   2,200                                   Fannie Mae                                                    172,150

Oil & Gas 1.52%                                                                                          683,557
   8,200                                   Baker Hughes, Inc.                                            289,542
   3,000                                   Cooper Cameron Corp.*                                         134,700
   3,300                                   El Paso Corp.                                                 128,964
   3,700                                   Noble Drilling Corp.*                                         130,351

Retail 12.48%                                                                                          5,613,468
   9,100                                   Bed Bath & Beyond, Inc.*                                      303,940
   5,200                                   CDW Computer Centers, Inc.*                                   274,560
  12,000                                   Family Dollar Stores, Inc.                                    394,080
  20,300                                   Home Depot, Inc. (The)                                      1,015,000
  12,000                                   Kohl's Corp.*                                                 812,040
  22,300                                   Lowe's Cos., Inc.                                           1,009,075
   4,200                                   Target Corp.                                                  175,980
   2,800                                   Tech Data Corp.*                                              128,240
   8,000                                   TJX Cos., Inc.                                                303,760
  19,300                                   Wal-Mart Stores, Inc.                                       1,196,793

Telecommunications 2.28%                                                                               1,024,885
  19,100                                   AT&T Wireless Services, Inc.*                                 192,719
  11,200                                   Nokia Corp., American Depositary Receipts
                                           (ADR) (Finland)                                               232,624
   8,600                                   Scientific-Atlanta, Inc.                                      192,382
   8,700                                   Verizon Communications, Inc.                                  407,160

Tobacco 1.50%                                                                                            674,048
  12,800                                   Philip Morris Cos., Inc.                                      674,048

Utilities 1.97%                                                                                          885,856
  15,200                                   Dominion Resources, Inc.                                      885,856

                                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                         RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.19%                                                                             $86,000
(Cost $86,000)

Joint Repurchase Agreement 0.19%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 02-28-02,
due 03-01-02 (Secured by U.S. Treasury Inflation
Indexed Bonds, 3.375% thru 3.875% due 04-15-28
thru 04-15-32)                                                             1.89%              $86        $86,000

TOTAL INVESTMENTS 100.07%                                                                            $45,028,731

OTHER ASSETS AND LIABILITIES, NET (0.07%)                                                               ($32,977)

TOTAL NET ASSETS 100.00%                                                                             $44,995,754


* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

February 28, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $44,607,809)                           $45,028,731
Cash                                                                      260
Receivable for investments sold                                        30,552
Dividends and interest receivable                                      52,720
Other assets                                                            3,679

Total assets                                                       45,115,942

LIABILITIES
Payable for shares repurchased                                         10,703
Payable to affiliates                                                  23,030
Other payables and accrued expenses                                    86,455

Total liabilities                                                     120,188

NET ASSETS
Capital paid-in                                                    71,875,888
Accumulated net realized loss on investments                      (27,300,463)
Net unrealized appreciation of investments                            420,922
Accumulated net investment loss                                          (593)

Net assets                                                        $44,995,754

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($22,537,298 [DIV] 1,818,494 shares)                           $12.39
Class B ($18,418,102 [DIV] 1,513,016 shares)                           $12.17
Class C ($2,252,066 [DIV] 184,972 shares)                              $12.18
Class I ($1,788,288 [DIV] 141,998 shares)                              $12.59

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($12.39 [DIV] 95%)                                            $13.04
Class C ($12.18 [DIV] 99%)                                             $12.30

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
February 28, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $387,195
Interest (including income on securities loaned of $660)               26,372

Total investment income                                               413,567

EXPENSES
Investment management fee                                             421,396
Class A distribution and service fee                                   83,096
Class B distribution and service fee                                  208,563
Class C distribution and service fee                                   19,561
Class A, B and C transfer agent fee                                   350,708
Class I transfer agent fee                                              1,284
Registration and filing fee                                            76,779
Custodian fee                                                          39,169
Auditing fee                                                           19,850
Printing                                                               14,333
Accounting and legal services fee                                      10,816
Miscellaneous                                                           3,598
Trustees' fee                                                           2,376
Legal fee                                                                 844
Interest expense                                                           35

Total expenses                                                      1,252,408
Less expense reductions                                              (115,126)

Net expenses                                                        1,137,282

Net investment loss                                                  (723,715)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (19,548,478)
Change in net unrealized appreciation (depreciation)
  of investments                                                   12,610,854

Net realized and unrealized loss                                   (6,937,624)

Decrease in net assets from operations                            ($7,661,339)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   2-28-01          2-28-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($813,677)       ($723,715)

Net realized loss                               (6,132,232)     (19,548,478)
Change in net unrealized
  appreciation (depreciation)                  (17,794,404)      12,610,854

Decrease in net assets resulting
  from operations                              (24,740,313)      (7,661,339)

Distributions to shareholders
From net realized gain
  on investments sold
Class A                                           (668,487)              --
Class B                                           (515,655)              --
Class C                                            (34,612)              --
Class I                                            (89,326)              --
                                                (1,308,080)              --

From fund share transactions                    41,418,025      (15,695,437)

NET ASSETS
Beginning of period                             52,982,898       68,352,530

End of period 1                                $68,352,530      $44,995,754

1 Includes accumulated net investment loss of $294 and $593, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           2-29-00 1   2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.80      $14.35
Net investment loss 2                                    (0.05)      (0.18)      (0.15)
Net realized and unrealized
  gain (loss) on investments                              1.73       (4.95)      (1.81)
Total from
  investment operations                                   1.68       (5.13)      (1.96)
Less distributions
From net realized gain                                   (0.02)      (0.32)         --
Net asset value,
  end of period                                         $19.80      $14.35      $12.39
Total return 3,4 (%)                                      9.25 5    (26.26)     (13.66)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $21         $40         $23
Ratio of expenses
  to average net assets (%)                               1.25 6      1.49        1.89
Ratio of adjusted expenses
  to average net assets 7 (%)                             1.63 6      1.58        2.11
Ratio of net investment loss
  to average net assets (%)                              (0.39) 6    (0.91)      (1.11)
Portfolio turnover (%)                                      72         115          79


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           2-29-00 1   2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.73      $14.18
Net investment loss 2                                    (0.13)      (0.31)      (0.24)
Net realized and unrealized
  gain (loss) on investments                              1.74       (4.92)      (1.77)
Total from
  investment operations                                   1.61       (5.23)      (2.01)
Less distributions
From net realized gain                                   (0.02)      (0.32)         --
Net asset value,
  end of period                                         $19.73      $14.18      $12.17
Total return 3,4 (%)                                      8.86 5    (26.86)     (14.17)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $23         $23         $18
Ratio of expenses
  to average net assets (%)                               1.95 6      2.19        2.59
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.33 6      2.28        2.81
Ratio of net investment loss
  to average net assets (%)                              (1.09) 6    (1.60)      (1.80)
Portfolio turnover (%)                                      72         115          79


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           2-29-00 1   2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $18.14      $19.73      $14.19
Net investment loss 2                                    (0.13)      (0.31)      (0.23)
Net realized and unrealized
  gain (loss) on investments                              1.74       (4.91)      (1.78)
Total from
  investment operations                                   1.61       (5.22)      (2.01)
Less distributions
From net realized gain                                   (0.02)      (0.32)         --
Net asset value,
  end of period                                         $19.73      $14.19      $12.18
Total return 3,4 (%)                                      8.86 5    (26.81)     (14.16)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $2          $2
Ratio of expenses
  to average net assets (%)                               1.95 6      2.19        2.59
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.33 6      2.28        2.81
Ratio of net investment loss
  to average net assets (%)                              (1.09) 6    (1.61)      (1.79)
Portfolio turnover (%)                                      72         115          79


FINANCIAL
HIGHLIGHTS

CLASS I SHARES 8

PERIOD ENDED                                           2-28-98     2-28-99     2-29-00     2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.01      $14.88      $17.65      $19.83      $14.43
Net investment income (loss) 2                            0.04        0.01       (0.01)      (0.07)      (0.03)
Net realized and unrealized
  gain (loss) on investments                              4.34        3.40        3.31       (5.01)      (1.81)
Total from
  investment operations                                   4.38        3.41        3.30       (5.08)      (1.84)
Less distributions
From net investment income                               (0.03)      (0.02)         --          --          --
In excess of net investment income                          --          -- 9        --          --          --
From net realized gain                                   (0.48)      (0.62)      (1.12)      (0.32)         --
                                                         (0.51)      (0.64)      (1.12)      (0.32)         --
Net asset value,
  end of period                                         $14.88      $17.65      $19.83      $14.43      $12.59
Total return 3,4 (%)                                     40.52       22.92       19.67      (25.96)     (12.75)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5          $8          $9          $3          $2
Ratio of expenses
  to average net assets (%)                               0.95        0.95        0.95        0.95        0.96
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.52        1.98        1.33        1.04        1.18
Ratio of net investment income (loss)
  to average net assets (%)                               0.34        0.06       (0.06)      (0.35)      (0.19)
Portfolio turnover (%)                                      91          54          72         115          79

 1 Class A, Class B and Class C shares began operations on 7-1-99.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Not annualized.

 6 Annualized.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Effective 7-1-99, existing shares of the Fund were designated Class I shares.

 9 Less than $0.01 per share.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Growth Fund (the "Fund") is a diversified series of John Hancock Institutional Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek capital appreciation by investing in large-capitalization stocks with high potential earnings growth.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2002, the Fund loaned securities having a market value of $151,293 collateralized by securities in the amount of $155,949.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at February 28, 2002, the Fund has $23,845,086 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The entire carryforward expires on February 28, 2010. Additionally, net capital losses of $1,641,478 attributable to security transactions occurring after October 31, 2001 are treated as arising on March 1, 2002, the first day of the Fund's next taxable year .

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), the Adviser's indirect parent company. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, (excluding the distribution and service fee and the transfer agent fee) to 0.90% of the Fund's average daily net assets at least until June 30, 2002. Accordingly, the reduction in the Fund's expenses amounted to $115,126 for the year ended February 28, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended February 28, 2002, JH Funds received net up-front sales charges of $85,756 with regard to sales of Class A shares. Of this amount, $16,310 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $53,573 was paid as sales commissions to unrelated broker-dealers and $15,873 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the year ended February 28, 2002, JH Funds received net up-front sales charges of $12,709 with regard to sales of Class C shares. Of this amount, $9,828 was paid as sales commissions to unrelated broker-dealers and $2,881 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended February 28, 2002, CDSCs received by JH Funds amounted to $71,469 for Class B shares and $523 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of their relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 2-28-01          YEAR ENDED 2-28-02
                             SHARES        AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold                      4,170,090   $78,607,221    1,162,531    $16,450,580
Distributions reinvested     35,641       656,530           --             --
Repurchased              (2,465,202)  (45,602,022)  (2,136,246)   (30,224,270)
Net increase (decrease)   1,740,529   $33,661,729     (973,715)  ($13,773,690)

CLASS B SHARES
Sold                        923,333   $18,569,923      459,635     $6,073,270
Distributions reinvested     22,936       418,902           --             --
Repurchased                (423,938)   (8,285,894)    (621,004)    (8,057,513)
Net increase (decrease)     522,331   $10,702,931     (161,369)   ($1,984,243)

CLASS C SHARES
Sold                        112,707    $2,276,333      126,401     $1,655,978
Distributions reinvested      1,834        33,680           --             --
Repurchased                 (32,838)     (649,067)     (69,497)      (925,631)
Net increase                 81,703    $1,660,946       56,904       $730,347

CLASS I SHARES
Sold                        170,572    $3,426,290       62,268       $836,089
Distributions reinvested      4,818        89,090           --             --
Repurchased                (415,813)   (8,122,961)    (109,579)    (1,503,940)
Net decrease               (240,423)  ($4,607,581)     (47,311)     ($667,851)

NET INCREASE (DECREASE)   2,104,140   $41,418,025   (1,125,491)  ($15,695,437)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2002, aggregated $41,582,062 and $56,121,251, respectively.

The cost of investments owned at February 28, 2002, including short-term investments, for federal income tax purposes was $46,421,708. Gross unrealized appreciation and depreciation of investments aggregated $4,308,560 and $5,701,537, respectively, resulting in net unrealized depreciation of $1,392,977. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended February 28, 2002, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $619, a decrease in accumulated net investment loss of $723,416 and a decrease in capital paid-in of $724,035. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of February 28, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Proposed Reorganization

On February 26,2002, the Trustees approved the reorganization of Core Growth Fund into John Hancock Core Equity Fund. The reorganization is scheduled to take place after the close of business on June 7, 2002, subject to approval by shareholders.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Growth Fund (the "Fund") as of February 28, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 28, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
April 5, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 28, 2002.

The Fund has designated no distributions to shareholders as capital gain dividends.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers that oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
NAME, AGE                                                                              TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                      OF FUND     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                      SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                          1995        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                      1996        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                             1998        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 1, Born: 1938                                                        1995        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                          1995        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                            1995        36
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 1, Born: 1930                                                           1995        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                          NUMBER OF
POSITION(S) HELD WITH FUND                                                             TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                      OF FUND     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                      SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                           2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman
of the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                            2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                         OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                        OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                  SINCE
William L. Braman, Born: 1953                                                                      2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Baring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                       2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                      1995
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                        1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                        1995
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts, 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-426-5523.

1 Member of Audit Committee

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

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TDD line                          1-800-554-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

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1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Growth Fund.

7900A   2/02
        4/02






John Hancock
Core Value
Fund

ANNUAL
REPORT

2.28.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees and officers
page 28

For your information
page 33


Dear Fellow Shareholders,

The uncertainty and volatility that marked the year 2001 carried over into the first two months of 2002. Questions about the economy, combined with the taint of Enron and concerns about corporate accounting, caused growing investor uncertainty that kept the stock market volatile. February ended with two of the major indexes losing a bit of ground year to date, with the Standard & Poor's 500 Index returning -3.36% and the Nasdaq Composite Index off by -11.22%, while the Dow Jones Industrial Average returned 1.17%. Bond results were more muted than last year, but for the most part were positive in the first two months of 2002.

Essentially the same scenario occurred last year, when bonds beat stocks for the second straight year and bond investors realized positive results, while 83% of U.S. stock funds posted negative returns, according to Lipper, Inc.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, not only among different asset classes, such as stocks, bonds and cash, but also among various types of each, such as growth or value stocks of different capitalizations.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June 2001.

While the stock market remains choppy, it is becoming increasingly clear that the economic and corporate profit cycles have begun to turn. So we remain encouraged, and confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
through
investments
in large-
capitalization
stocks that
appear relatively
undervalued.

Over the last twelve months

* Stock prices fell in almost all sectors, as the economic recession and the terrorist attacks put pressure on valuations.

* Value stocks, with their defensive characteristics, held up better than growth stocks for the second year in a row.

* The Fund maintained its defensive focus with sizable investments in financials, health care and basic materials.

[Bar chart with heading "John Hancock Core Value Fund." Under the heading is a note that reads "Fund performance for the year ended February 28, 2002." The chart is scaled in increments of 5% with -10% at the bottom and 0% at the top. The first bar represents the -7.64% total return for Class A. The second bar represents the -8.20% total return for Class B. The third bar represents the -8.27% total return for Class
C. The fourth bar represents the -6.98 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.5%   Exxon Mobil
 4.1%   Citigroup
 3.0%   Bank of America
 2.8%   SBC Communications
 2.7%   Verizon Communications
 2.5%   Fannie Mae
 2.0%   Wells Fargo
 1.9%   Philip Morris
 1.7%   Procter & Gamble
 1.6%   J.P. Morgan Chase

As a percentage of net assets on February 28, 2002.



MANAGERS'
REPORT

BY JOHN C. FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Value Fund

Stock prices declined in 2001 and early 2002, as the economy remained mired in recession. The market bottomed in late September shortly after the terrorist attacks, rebounding in the fourth quarter as interest rates continued to drop and investors began looking ahead to better times. At the outset of the new year, stock prices seesawed between earnings growth concerns and hopes of an economic recovery. Given the market's volatility, investors favored defensive, conservative investments, particularly companies with high dividend yields, consistent earnings growth and low price-to-earnings ratios. Old economy, value stocks -- in sectors like basic materials, consumer cyclicals and health care -- benefited. By contrast, growth industries, such as technology and telecommunications, struggled. Utilities stocks also tumbled as energy prices fell and the Enron scandal unfolded. The Russell 1000 Value Index returned -3.85% for the year ended February
28, 2002, well ahead of the -15.58% return for the Russell 1000 Growth Index. Small-cap value stocks handily beat their large-cap counterparts, with the Russell 2000 Value Index returning 13.27% over the same 12-month period.

"Stock prices declined in
 2001 and early 2002, as
 the economy remained
 mired in recession."

PERFORMANCE REVIEW

John Hancock Core Value Fund matched the industry weightings and risk characteristics of the Russell 1000 Value Index, but focused on stocks with improving prospects that were cheaper than the market average. Weak stock selection in telecommunications, utilities and consumer cyclicals, however, hurt recent results. For the year ending February 28, 2002, the Fund's Class A, Class B, Class C and Class I shares returned -7.64%, -8.20%, -8.27% and -6.98%, respectively, at net asset value. By comparison, the average multi-cap value fund, which includes investments in the better-performing small-cap sector, returned -3.27%, according to Lipper, Inc.1 Keep in mind that your net asset value will differ from these results if you were not invested for the exact same period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

DISAPPOINTMENTS IN TELECOM

Telecom service companies suffered from a weak economy, increasing competition and oversupply. The Fund owned Qwest Communications International, a provider with ongoing accounting problems, as well as WorldCom, which tumbled as pricing for long-distance voice services fell. We eliminated both positions as prospects weakened. SBC Communications, one of our biggest investments, also posted losses when the poor economy forced it to scrap plans to spin out Cingular, its wireless business. In addition, declining wireless prices hurt stocks like Sprint PCS and AT&T Wireless, which we either trimmed or sold. Verizon Communications, which declined very little, was one of our better-performing telecom names, benefiting from the addition of long-distance services.

"Throughout the year, the
 Fund focused on more
 defensive names with
 steady earnings growth."

ADDED WEAKNESS IN UTILITIES

The Fund had a higher-than-average stake in utilities, including companies with energy trading units that were severely punished in the wake of the Enron accounting scandal. The Fund's stakes in Enron and Exelon, an electric utility, were particularly damaging. Fortunately, we sold Enron well before the company filed for bankruptcy, and Exelon soon thereafter. Williams Cos., an energy company that spun off its telecom business, also fared badly as the telecom entity teetered on the edge of bankruptcy. We sold amid concerns that Williams would have to guarantee some of the telecom company's debt. Another disappointment was Ford Motor Co., which tumbled on news of dividend cuts, management turmoil and the Bridgestone tire recall. We held on, believing the stock will rebound as the economy recovers.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 11%, the second is Finance 8%, the third Banks-United States 8%, the fourth Medical 8%, and the fifth Oil & gas 8%.]

WINNERS IN FINANCIALS AND RETAIL

Many of our financial stocks, including banks, finance and insurance companies, benefited from declining interest rates and increasing loan margins. Bank of America, one of our largest investments, sidestepped credit concerns and posted strong gains. Other large investments, including Fannie Mae and Washington Mutual, held steady as low interest rates kept their mortgage businesses humming. Similarly, Citigroup and Wells Fargo benefited from consistent earnings growth in an uncertain economic environment. As consumer spending remained strong, selected retailers also managed to rally. Lowe's, a home improvement chain, gained as the housing market remained strong, and Target, a discount retailer, moved up as consumers became more value conscious.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-28-02." The chart is divided into two sections (from top to left): Common stock 96% and Short-term investments 4%.]

DEFENSIVE FOCUS

Throughout the year, the Fund focused on more defensive names with steady earnings growth. We had a sizable stake in Procter & Gamble, a global consumer products company that did well as its multi-year turnaround strategy finally gained traction. In the technology sector, more conservative names such as First Data, a transaction processor, and Network Associates, a security software concern, posted healthy gains. Philip Morris rallied nicely, thanks to its steady cash flow, high dividend yield and inexpensive valuation. Some of our basic materials investments also took off, including Praxair, an industrial gas company, and Worthington Industries, a specialty steel company. Exxon Mobil, a global, broadly diversified energy company, declined modestly, but fared much better than its competitors in a falling oil price environment. In the health-care sector, Johnson & Johnson gained in anticipation of strong new product sales. Later in the year, we increased our stake in hospital companies such as Tenet Healthcare, Universal Health Services and HCA, all of which have consistent earnings with reasonable valuations.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Procter & Gamble followed by an up arrow with the phrase "Turnaround starting to pay off." The second listing is WorldCom followed by a down arrow with the phrase "Increased competition and declining prices in long distance." The third listing is JP Morgan Chase followed by a down arrow with the phrase "Weak stock market, Argentinian currency write-off."]

"Toward the end of February,
 we began seeing tangible
 evidence that an economic
 recovery is under way."

POSITIVE OUTLOOK

Toward the end of February, we began seeing tangible evidence that an economic recovery is under way. But given the lack of pent-up consumer demand, the economic recovery will most likely be gradual, with continued low interest rates and stable inflation. A recovery bodes well for stock prices and earnings growth. Value stocks with close ties to the economic cycle and good expected volume growth should do especially well in an improving environment.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
February 28, 2002

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index, which measures
the performance of
those Russell 1000
companies with lower
price-to-book ratios
and higher forecasted
growth values.

It is not possible to
invest directly in an
index.

                              Class A      Class B      Class C      Class I 1      Index
Inception date                10-2-95       7-1-99       7-1-99       7-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -12.27%      -12.79%      -10.11%       -6.98%       -3.85%
Five years                       7.18%          --           --           --         9.63%
Since inception                 10.81%       -5.64%       -4.95%       -3.45%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -12.27%      -12.79%      -10.11%       -6.98%       -3.85%
Five years                      41.45%          --           --           --        58.38%
Since inception                 93.06%      -14.32%      -12.65%       -8.92%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors, as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $21,856 as of February 28, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Value Growth Fund, before sales charge, and is equal to $20,328 as of February 28, 2002. The third line represents the same hypothetical $10,000 investment made in the John Hancock Core Value Fund, after sales charge, and is equal to $19,306 as of February 28, 2002.

                                    Class B      Class C 1    Class I 2
Period beginning                     7-1-99       7-1-99       7-1-99
Without sales charge                 $8,830       $8,820       $9,108
With maximum sales charge            $8,565       $8,732           --
Index                                $9,550       $9,550       $9,550

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, as of February 28, 2002. Performance will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors, as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 28, 2002

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES                               ISSUER                                                       VALUE
COMMON STOCKS 96.35%                                                                        $33,152,420
(Cost $30,507,025)

Aerospace 2.92%                                                                              $1,005,334
  6,000                              Boeing Co. (The)                                           275,760
  2,300                              General Dynamics Corp.                                     209,024
  3,700                              Precision Castparts Corp.                                  119,325
  5,500                              United Technologies Corp.                                  401,225

Automobiles/Trucks 2.15%                                                                        737,970
 29,300                              Ford Motor Co.                                             435,984
  5,700                              General Motors Corp.                                       301,986

Banks -- United States 8.24%                                                                  2,836,558
 16,000                              Bank of America Corp.                                    1,023,200
  1,200                              M&T Bank Corp.                                              91,800
  3,700                              TCF Financial Corp.                                        190,180
 26,000                              U.S. Bancorp                                               542,100
  8,600                              Wachovia Corp.                                             285,778
 15,000                              Wells Fargo & Co.                                          703,500

Beverages 1.60%                                                                                 552,165
  4,900                              Anheuser-Busch Cos., Inc.                                  249,165
  6,000                              PepsiCo, Inc.                                              303,000

Broker Services 0.38%                                                                           129,504
  1,600                              Goldman Sachs Group, Inc. (The)                            129,504

Building 1.05%                                                                                  362,362
  4,700                              Black & Decker Corp. (The)                                 227,950
  2,300                              Centex Corp.                                               134,412

Chemicals 3.28%                                                                               1,128,722
  6,500                              Air Products & Chemicals, Inc.                             315,250
 14,900                              Dow Chemical Co. (The)                                     466,072
  6,000                              Praxair, Inc.                                              347,400

Computers 5.23%                                                                               1,800,677
 10,000                              BMC Software, Inc.*                                        160,500
  6,900                              Cadence Design Systems, Inc.*                              145,935
  5,300                              Diebold, Inc.                                              193,450
  3,000                              Electronic Data Systems Corp.                              177,090
  4,200                              First Data Corp.                                           342,384
  3,300                              International Business Machines Corp.                      323,796
  5,900                              Intuit, Inc.*                                              223,551
  6,800                              Network Associates, Inc.*                                  161,296
  2,500                              PeopleSoft, Inc.*                                           72,675

Cosmetics & Personal Care 0.81%                                                                 279,126
  5,400                              Avon Products, Inc.                                        279,126

Diversified Operations 1.37%                                                                    472,408
  8,900                              Honeywell International, Inc.                              339,268
  1,500                              Johnson Controls, Inc.                                     133,140

Electronics 1.58%                                                                               542,092
  6,000                              Agilent Technologies, Inc.*                                186,900
  3,100                              Micron Technology, Inc.*                                    99,665
  5,300                              Teradyne, Inc.*                                            177,603
  4,400                              Vishay Intertechnology, Inc.*                               77,924

Finance 8.30%                                                                                 2,854,856
  7,700                              Charter One Financial, Inc.                                234,542
 31,000                              Citigroup, Inc.                                          1,402,750
 19,400                              J.P. Morgan Chase & Co.                                    567,450
  2,800                              MBNA Corp.                                                  97,104
 17,000                              Washington Mutual, Inc.                                    553,010

Food 1.05%                                                                                      359,787
 12,915                              Archer Daniels Midland Co.                                 178,873
  3,200                              ConAgra Foods, Inc.                                         74,912
  2,600                              Heinz (H.J.) Co.                                           106,002

Insurance 6.27%                                                                               2,158,143
  3,500                              AFLAC, Inc.                                                 89,950

  5,500                              American International Group, Inc.                         406,835
  7,000                              Hartford Financial Services Group, Inc. (The)              469,000
  6,200                              Lincoln National Corp.                                     317,502
  5,400                              MetLife, Inc.                                              172,152
  1,600                              PartnerRe Ltd. (United Kingdom)                             90,560
  2,400                              PMI Group, Inc. (The)                                      170,040
  3,000                              Prudential Financial, Inc.*                                 91,710
  3,400                              Radian Group, Inc.                                         158,678
  2,400                              Torchmark Corp.                                             96,456
  1,000                              XL Capital Ltd. (Class A) (Bermuda)                         95,260

Leisure 0.26%                                                                                    90,020
  7,000                              Hilton Hotels Corp.                                         90,020

Manufacturing 0.59%                                                                             201,690
  3,000                              Danaher Corp.                                              201,690

Media 2.55%                                                                                     875,682
  2,000                              Clear Channel Communications, Inc.*                         93,240
  1,900                              Gannett Co., Inc.                                          144,742
 28,000                              Liberty Media Corp. (Class A)*                             358,400
  6,000                              Viacom, Inc. (Class B)*                                    279,300

Medical 8.20%                                                                                 2,822,144
  5,300                              Abbott Laboratories                                        299,715
  3,900                              American Home Products Corp.                               247,845
  5,000                              Anthem, Inc.*                                              290,500
  7,800                              DaVita, Inc.*                                              174,330
  8,100                              HCA, Inc.                                                  329,913
  3,300                              Johnson & Johnson                                          200,970
  2,600                              Lincare Holdings, Inc.*                                     65,416
  3,600                              Merck & Co., Inc.                                          220,788
  2,700                              Mylan Laboratories, Inc.                                    82,026
  8,500                              Tenet Healthcare Corp.*                                    490,875
  4,200                              Triad Hospitals, Inc.*                                     128,520
  1,700                              Trigon Healthcare, Inc.*                                   121,890
  4,400                              Universal Health Services, Inc. (Class B)*                 169,356

Metal 1.51%                                                                                     520,045
  4,400                              Alcan, Inc. (Canada)                                       178,376
  4,200                              Alcoa, Inc.                                                157,794
 12,500                              Worthington Industries, Inc.                               183,875

Mortgage Banking 2.50%                                                                          860,750
 11,000                              Fannie Mae                                                 860,750

Office 1.20%                                                                                    413,400
  3,200                              Avery Dennison Corp.                                       204,800
  5,000                              Pitney Bowes, Inc.                                         208,600

Oil & Gas 7.91%                                                                               2,722,408
  8,000                              Baker Hughes, Inc.                                         282,480

  3,000                              BP Plc, American Depositary Receipts (United Kingdom)      148,650
  4,100                              ChevronTexaco Corp.                                        346,204
  3,300                              Conoco, Inc.                                                91,278
  7,700                              El Paso Corp.                                              300,916
 37,600                              Exxon Mobil Corp.                                        1,552,880

Paper & Paper Products 0.51%                                                                    175,280
  2,800                              Kimberly-Clark Corp.                                       175,280

Retail 5.32%                                                                                  1,830,949
  2,800                              AutoZone, Inc.*                                            185,808
  3,200                              Brinker International, Inc.*                               109,888
  4,600                              Family Dollar Stores, Inc.                                 151,064
  6,700                              Lowe's Cos., Inc.                                          303,175
 17,100                              Penney (J. C.) Co., Inc.                                   334,134
  3,000                              RadioShack Corp.                                            82,320
  7,800                              Target Corp.                                               326,820
  2,400                              Tech Data Corp.*                                           109,920
  6,000                              TJX Cos., Inc.                                             227,820

Soap & Cleaning Preparations 2.31%                                                              795,058
  3,600                              Colgate-Palmolive Co.                                      201,528
  7,000                              Procter & Gamble Co. (The)                                 593,530

Steel 0.75%                                                                                     257,205
  9,500                              AK Steel Holding Corp.                                     132,905
  2,200                              Nucor Corp.                                                124,300

Telecommunications 3.66%                                                                      1,258,157
 10,000                              AT&T Wireless Services, Inc.*                              100,900
 10,100                              Scientific-Atlanta, Inc.                                   225,937
 19,900                              Verizon Communications, Inc.                               931,320

Tobacco 1.88%                                                                                   647,718
 12,300                              Philip Morris Cos., Inc.                                   647,718

Transportation 1.49%                                                                            511,943

  6,500                              Burlington Northern Santa Fe Corp.                         188,630
  8,000                              Norfolk Southern Corp.                                     190,320
  6,300                              Southwest Airlines Co.                                     132,993

Utilities 11.48%                                                                              3,950,267
 11,900                              BellSouth Corp.                                            461,244
  8,000                              Constellation Energy Group, Inc.                           231,040
  8,600                              Dominion Resources, Inc.                                   501,208
 12,600                              Duke Energy Corp.                                          444,780
  9,400                              Energy East Corp.                                          183,488
  8,200                              Entergy Corp.                                              338,496
 11,400                              Mirant Corp.*                                               98,952
  9,700                              NiSource, Inc.                                             203,603
  9,000                              Reliant Energy, Inc.                                       187,200
 25,100                              SBC Communications, Inc.                                   949,784
  8,000                              Sempra Energy                                              178,560
  7,800                              UtiliCorp United, Inc.                                     171,912

                                                               INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                 RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 3.60%                                                                 $1,237,000
(Cost $1,237,000)

Joint Repurchase Agreement 3.60%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 02-28-02, due 03-01-02
(Secured by U. S. Treasury Inflation Indexed Bonds, 3.375%
thru 3.875% due 04-15-28 thru 04-15-32)                          1.890%           $1,237     $1,237,000

TOTAL INVESTMENTS 99.95%                                                                    $34,389,420

OTHER ASSETS AND LIABILITIES, NET 0.05%                                                         $18,516

TOTAL NET ASSETS 100.00%                                                                    $34,407,936


* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

February 28, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $31,744,025)                           $34,389,420
Cash                                                                      421
Receivable for investments sold                                        15,276
Receivable for shares sold                                             27,796
Dividends and interest receivable                                      72,053
Other assets                                                            1,983

Total assets                                                       34,506,949

LIABILITIES
Payable for shares repurchased                                         18,419
Payable to affiliates                                                  36,200
Other payables and accrued expenses                                    44,394

Total liabilities                                                      99,013

NET ASSETS
Capital paid-in                                                    35,159,954
Accumulated net realized loss on investments                       (3,397,015)
Net unrealized appreciation of investments                          2,645,395
Accumulated net investment loss                                          (398)

Net assets                                                        $34,407,936

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($11,118,107 [DIV] 947,792 shares)                             $11.73
Class B ($19,518,123 [DIV] 1,676,085 shares)                           $11.65
Class C ($2,774,704 [DIV] 238,278 shares)                              $11.64
Class I ($997,002 [DIV] 84,877 shares)                                 $11.75

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($11.73 [DIV] 95%)                                           $12.35
Class C ($11.64 [DIV] 99%)                                             $11.76

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
February 28, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $715)                 $616,951
Interest (including income on securities loaned of $11)                24,380

Total investment income                                               641,331

EXPENSES
Investment management fee                                             265,382
Class A distribution and service fee                                   35,392
Class B distribution and service fee                                  172,489
Class C distribution and service fee                                   26,131
Class A, B and C transfer agent fee                                   124,298
Class I transfer agent fee                                                757
Registration and filing fee                                            59,881
Custodian fee                                                          25,578
Auditing fee                                                           18,650
Printing                                                               13,855
Accounting and legal services fee                                       6,844
Miscellaneous                                                           2,224
Trustees' fee                                                           1,560
Legal fee                                                                 364
Interest expense                                                          333

Total expenses                                                        753,738
Less expense reductions                                               (96,242)

Net expenses                                                          657,496

Net investment loss                                                   (16,165)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (2,825,948)
Change in net unrealized appreciation
  of investments                                                       52,053

Net realized and unrealized loss                                   (2,773,895)

Decrease in net assets from operations                            ($2,790,060)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   2-28-01          2-28-02

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income (loss)                      $111,061         ($16,165)

Net realized loss                                 (517,363)      (2,825,948)
Change in net unrealized appreciation            4,528,761           52,053
Increase (decrease) in net assets
  resulting from operations                      4,122,459       (2,790,060)

Distributions to shareholders
From net investment income
Class A                                            (74,887)          (9,189)
Class B                                             (4,857)              --
Class C                                               (157)              --
Class I                                            (52,569)          (6,763)
From net realized gain on investments sold
Class A                                            (20,026)              --
Class B                                            (26,828)              --
Class C                                             (3,088)              --
Class I                                            (10,427)              --
                                                  (192,839)         (15,952)

From fund share transactions                     6,552,580        6,761,010

NET ASSETS
Beginning of period                             19,970,738       30,452,938

End of period 1                                $30,452,938      $34,407,936

1 Includes undistributed net investment income of $15,111 and accumulated net investment loss of $398, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES 1

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           2-28-98     2-28-99     2-29-00     2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.88      $13.93      $12.36      $10.70      $12.71
Net investment income 2                                   0.21        0.15        0.13        0.10        0.04
Net realized and unrealized
  gain (loss) on investments                              3.33        1.23       (1.01)       2.04       (1.01)
Total from
  investment operations                                   3.54        1.38       (0.88)       2.14       (0.97)
Less distributions
From net investment income                               (0.13)      (0.18)      (0.08)      (0.10)      (0.01)
From net realized gain                                   (0.36)      (2.77)      (0.70)      (0.03)         --
                                                         (0.49)      (2.95)      (0.78)      (0.13)      (0.01)
Net asset value,
  end of period                                         $13.93      $12.36      $10.70      $12.71      $11.73
Total return 3,4 (%)                                     32.97        9.87       (8.08)      20.02       (7.64)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $8          $7         $12         $11         $11
Ratio of expenses
  to average net assets (%)                               0.95        0.95        0.95        1.30        1.59
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.90        1.88        1.89        1.62        1.88
Ratio of net investment income
  to average net assets (%)                               1.60        1.03        1.09        0.79        0.34
Portfolio turnover (%)                                     119          61          76         131          72



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           2-29-00 6   2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.69      $12.69
Net investment income (loss) 2                            0.02       (0.01)      (0.04)
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.05       (1.00)
Total from
  investment operations                                  (2.54)       2.04       (1.04)
Less distributions
From net investment income                               (0.02)      (0.01)         --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.12)      (0.04)         --
Net asset value,
  end of period                                         $10.69      $12.69      $11.65
Total return 3,4 (%)                                    (19.19) 7    19.02       (8.20)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $8         $15         $20
Ratio of expenses
  to average net assets (%)                               1.95 8      2.09        2.29
Ratio of adjusted expenses
  to average net assets 5 (%)                             2.59 8      2.41        2.58
Ratio of net investment income (loss)
  to average net assets (%)                               0.19 8     (0.05)      (0.36)
Portfolio turnover (%)                                      76         131          72



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           2-29-00 6   2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.69      $12.69
Net investment income (loss) 2                            0.02       (0.01)      (0.04)
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.04       (1.01)
Total from
  investment operations                                  (2.54)       2.03       (1.05)
Less distributions
From net investment income                               (0.02)         -- 9        --
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.12)      (0.03)         --
Net asset value,
  end of period                                         $10.69      $12.69      $11.64
Total return 3,4 (%)                                    (19.19) 7    18.98       (8.27)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 10       $2          $3
Ratio of expenses
  to average net assets (%)                               1.95 8      2.18        2.29
Ratio of adjusted expenses
  to average net assets 5 (%)                             2.59 8      2.50        2.58
Ratio of net investment income (loss)
  to average net assets (%)                               0.21 8     (0.16)      (0.36)
Portfolio turnover (%)                                      76         131          72


FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           2-29-00 6   2-28-01     2-28-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.35      $10.70      $12.72
Net investment income 2                                   0.09        0.12        0.12
Net realized and unrealized
  gain (loss) on investments                             (2.56)       2.07       (1.01)
Total from
  investment operations                                  (2.47)       2.19       (0.89)
Distributions to shareholders
From net investment income                               (0.08)      (0.14)      (0.08)
From net realized gain                                   (0.10)      (0.03)         --
                                                         (0.18)      (0.17)      (0.08)
Net asset value,
  end of period                                         $10.70      $12.72      $11.75
Total return 3,4 (%)                                    (18.71) 7    20.46       (6.98)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $2          $1
Ratio of expenses
  to average net assets (%)                               0.95 8      0.95        0.95
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.59 8      1.27        1.24
Ratio of net investment income
  to average net assets (%)                               1.09 8      0.97        0.93
Portfolio turnover (%)                                      76         131          72

 1 Effective 7-1-99, existing shares of the Fund were designated Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Does not take into consideration expense reductions during the periods shown.

 6 Class B, Class C and Class I shares began operations on 7-1-99.

 7 Not annualized.

 8 Annualized.

 9 Less than $0.01.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Value Fund (the "Fund") is a diversified series of John Hancock Institutional Series Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return through investments in large-capitalization stocks that appear relatively undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended February 28, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2002, the Fund loaned securities having a market value of $162,040 collateralized by securities in the amount of $165,812.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,382,443 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: February 28, 2009 -- $86,884 and February 28, 2010 -- $2,295,559. Additionally, net capital losses of $837,898 attributable to security transactions incurred after October 31, 2001 are treated as arising on March 1, 2002, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund and the Adviser have a subadvisory contract with Independence Investment LLC, which is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), the Adviser's indirect parent company. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit other Fund expenses, excluding the transfer agent fee and distribution and service fees, to 0.90% of the Fund's average daily net assets, at least until June 30, 2002. Accordingly, the expense reduction amounted to $96,242 for the year ended February 28, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended February 28, 2002, JH Funds received net up-front sales charges of $56,985 with regard to sales of Class A shares. Of this amount, $6,461 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $37,746 was paid as sales commissions to unrelated broker-dealers and $12,778 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. JHLICo is the indirect sole shareholder of Signator Investors. During the year ended February 28, 2002, JH Funds received net up-front sales charges of $13,870 with regard to sales of Class C shares. Of this amount, $11,966 was paid as sales commissions to unrelated broker-dealers and $1,904 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended February 28, 2002, CDSCs received by JH Funds amounted to $46,039 for Class B shares and $1,052 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset values. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 2-28-01          YEAR ENDED 2-28-02
                              SHARES          AMOUNT      SHARES          AMOUNT
CLASS A SHARES
Sold                         969,558     $11,902,659     844,224     $10,465,168
Distributions reinvested       6,795          86,275         668           7,776
Repurchased               (1,164,788)    (14,110,468)   (783,813)     (9,682,779)
Net increase (decrease)     (188,435)    ($2,121,534)     61,079        $790,165

CLASS B SHARES
Sold                         831,628     $10,273,196     943,888     $11,371,523
Distributions reinvested       2,251          28,477          --              --
Repurchased                 (372,278)     (4,562,772)   (434,853)     (5,197,291)
Net increase                 461,601      $5,738,901     509,035      $6,174,232

CLASS C SHARES
Sold                         181,694      $2,251,192     132,963      $1,601,478
Distributions reinvested         217           2,761          --              --
Repurchased                  (30,265)       (374,467)    (70,465)       (837,655)
Net increase                 151,646      $1,879,486      62,498        $763,823

CLASS I SHARES
Sold                         515,685      $6,276,886      11,464        $142,179
Distributions reinvested       4,964          62,996         582           6,763
Repurchased                 (414,235)     (5,284,155)    (95,808)     (1,116,152)
Net increase (decrease)      106,414      $1,055,727     (83,762)      ($967,210)

NET INCREASE                 531,226      $6,552,580     548,850      $6,761,010

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 28, 2002, aggregated $29,776,361 and $23,489,231, respectively.

The cost of investments owned at February 28, 2002, including short-term investments, for federal income tax purposes was $31,920,700. Gross unrealized appreciation and depreciation of investments aggregated $3,907,083 and $1,438,363, respectively, resulting in net unrealized appreciation of $2,468,720. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended February 28, 2002, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $228, a decrease in accumulated net investment loss of $16,608 and a decrease in capital paid-in of $16,836. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of February 28, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Proposed Reorganization

On February 26,2002, the Trustees approved the reorganization of Core Value Fund into John Hancock Core Equity Fund. The reorganization is scheduled to take place after the close of business on June 7, 2002, subject to approval by shareholders.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Core Value Fund (the "Fund") as of February 28, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at February 28, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 5, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for the fiscal year ended February 28, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 28, 2002, 100.00% of the dividends qualify for the corporate dividends received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers that oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
NAME, AGE                                                                              TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                      OF FUND     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                      SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                          1995        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                      1996        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                             1998        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 1, Born: 1938                                                        1995        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                          1995        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                            1995        36
Lieutenant General, United States Marine Corps; Deputy Chief of Staff
for Manpower and Reserve Affairs, Headquarters Marine Corps;
Commanding General III Marine Expeditionary Force/3rd Marine Division
(retired 1991).

John P. Toolan 1, Born: 1930                                                           1995        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                          NUMBER OF
POSITION(S) HELD WITH FUND                                                             TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                      OF FUND     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                      SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                           2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                            2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                         OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                        OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                  SINCE
William L. Braman, Born: 1953                                                                      2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                       2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                      1995
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                        1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                        1995
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts, 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-426-5523.

1 Member of Audit Committee

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

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John Hancock Funds

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prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

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* No more waiting for the mail to arrive; you'll receive an
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* Reduces the amount of paper mail you receive from
  John Hancock Funds.

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Sign up for electronic delivery today at
www.jhancock.com/funds/edelivery



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Value Fund.

8800A   2/02
        4/02